Exhibit 10.3

Case 15-40289-rfn11 Doc 2668 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 1 of 4

David M. Bennett	James Craig Orr, Jr.
State Bar No. 02139600	State Bar No. 15313550
Nicole L. Williams	Michael E. Heygood
State Bar No. 24041784	State Bar No. 00784267
Katharine Battaia Clark	Heygood, Orr & Pearson
State Bar No. 24046712	6363 North State Highway 161, Suite 150
Thompson & Knight LLP	Irving, Texas 75038
1722 Routh Street, Suite 1500	(214) 237-9001 (Telephone)
Dallas, Texas 75201	(214) 237-9002 (Facsimile)
(214) 969-1700 (Telephone)	jim@hop-law.com
(214) 969-1751 (Facsimile)	michael@hop-law.com
David.Bennett@tklaw.com
Nicole.Williams@tklaw.com	Attorneys for Plaintiffs
Katie.Clark@tklaw.com

Attorneys for Chapter 11 Trustee
H. Thomas Moran II and the
Subsidiary Debtors

Joseph J. Wielebinski
Texas Bar No. 21432400
Dennis L. Roosien, Jr.
Texas Bar No. 00784873
Jay H. Ong
Texas Bar No. 24028756
Munsch Hardt Kopf & Harr, P.C.
500 N. Akard Street, Suite 3800
Dallas, Texas 75201-6659
(214) 855-7500 (Telephone)
(214) 855-7584 (Facsimile)
jwielebinski@munsch.com
droosien@munsch.com
jong@munsch.com

Attorneys for the Official
Committee of Unsecured Creditors

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF TEXAS
FORT WORTH DIVISION

IN RE:	§
	§	CASE NO. 15-40289-rfn11
LIFE PARTNERS HOLDINGS, INC.,	§
et. al.	§	JOINTLY ADMINISTERED
	§	(Chapter 11)
Debtors.	§

JOINT SUPPLEMENT IN SUPPORT OF JOINT
MOTION TO COMPROMISE WITH CERTAIN INVESTORS
UNDER FEDERAL RULES OF BANKRUPTCY PROCEDURE 9019

Joint Supplement in Support of Joint Motion to Compromise with Certain

Investors Under Federal Rules of Bankruptcy Procedure 9019 — Page 1

Case 15-40289-rfn11 Doc 2668 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 2 of 4

On June 7, 2016 H. Thomas Moran II (the “Trustee”), as chapter 11 trustee for Life Partners Holdings, Inc. (“LPHI”),1 Life Partners, Inc. (“LPI”), and LPI Financial Services, Inc. (“LPIFS,” and together with LPI, the “Subsidiary Debtors,” and together with LPHI, the “Debtors” or “Life Partners”),2 along with certain Plaintiffs and the Official Committee of Unsecured Creditors (the “Committee”), filed their Joint Motion to Compromise with Certain Investors Under Federal Rules of Bankruptcy Procedure 9019 [Dkt. No. 2364] (the “Joint Motion”).

The Joint Motion requests, pursuant to Section 105 of the Bankruptcy Code and Bankruptcy Rule 9019(a) the approval of the Settlement Agreement among the Plaintiffs, the Trustee, the Subsidiary Debtors, and the Committee (the “Settlement Agreement”). The Joint Motion will be heard by the Court on July 11, 2016. Due to the sheer number of Plaintiffs at issue in the Joint Motion (nearly 250), at the time the Joint Motion was filed, the Parties filed a partially executed copy of the Settlement Agreement and notified the Court that they would file the fully executed Settlement Agreement prior to the hearing on the Joint Motion. See Dkt. No. 2364 at p. 3 n.4. An updated copy of the Settlement Agreement, containing the signatures of additional Plaintiffs, is attached as Exhibit A to this Joint Supplement.

1 Case No. 15-40289-RFN-11.

2 The Trustee is serving as the sole director of LPI and LPIFS pursuant to the Trustee’s authority under this Court’s Order Authorizing the Trustee to Amend the Governing Documents and To File Voluntary Chapter 11 Petitions For Debtor’s Subsidiaries (the “Subsidiary Filing Order”) [Dkt. No. 261].

Joint Supplement in Support of Joint Motion to Compromise with Certain

Investors Under Federal Rules of Bankruptcy Procedure 9019 — Page 2

Case 15-40289-rfn11 Doc 2668 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 3 of 4

Respectfully submitted,

By:/s/ James Craig Orr, Jr.	By:/s/ David M. Bennett
James Craig Orr, Jr.	David M. Bennett
State Bar No. 15313550	Texas Bar No. 02139600
Michael E. Heygood	Nicole L. Williams
State Bar No. 00784267	Texas Bar No. 24041726
Heygood, Orr & Pearson	Jennifer R. Ecklund
6363 North State Highway 161, Suite 150	Texas Bar No. 24045626
Irving, Texas 75038
(214) 237-9001 (Telephone)	Thompson & Knight LLP
(214) 237-9002 (Facsimile)
jim@hop-law.com	1722 Routh Street, Suite 1500
michael@hop-law.com	Dallas, Texas 75201
Telephone: (214) 969-1700
Attorneys For Plaintiffs	Facsimile: (214) 969-1751
David.Bennett@tklaw.com
Nicole.Williams@tklaw.com
Jennifer.Ecklund@tklaw.com
By:/s/ Jay H. Ong
Joseph J. Wielebinski	Attorneys For Chapter 11 Trustee H. Thomas Moran II and the Subsidiary Debtors
Texas Bar No. 21432400
Dennis L. Roossien, Jr.
Texas Bar No. 00784873
Jay H. Ong
Texas Bar No. 24028756

Munsch Hardt Kopf & Harr, P.C.

3800 Ross Tower
500 N. Akard Street
Dallas, Texas 75201-6659
Telephone: (214) 855-7500
Facsimile: (214) 978-4335

Attorneys For The Official Committee of Unsecured Creditors

Joint Supplement in Support of Joint Motion to Compromise with Certain

Investors Under Federal Rules of Bankruptcy Procedure 9019 — Page 3

Case 15-40289-rfn11 Doc 2668 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 4 of 4

CERTIFICATE OF SERVICE

I hereby certify that on July 8, 2016, the foregoing Motion was served on all parties entitled to service via the Court’s Electronic Filing System (“ECF”) and Epiq Bankruptcy Solutions, LLC, as service agent, was directed to serve notice of the foregoing upon all other parties on the Consolidated Master Limited Service List via electronic mail, where available, and otherwise via United States first class mail, postage prepaid.

/s/ David M. Bennett
One of Counsel

Joint Supplement in Support of Joint Motion to Compromise with Certain

Investors Under Federal Rules of Bankruptcy Procedure 9019 — Page 4

Case 15-40289-rfn11 Doc 2668-1 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 1 of 100

Exhibit 10.3

EXHIBIT A

Case 15-40289-rfn11 Doc 2668-1 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 2 of 100

COMPROMISE SETTLEMENT AGREEMENT

1. PARTIES

The parties to this Compromise Settlement Agreement (the “Settlement Agreement”)1 are:

1.01.	Each person and entity identified on Exhibit 1 to this Settlement Agreement, and, if a capacity is provided on Exhibit 1, limited to the capacity in which they are identified on Exhibit 1 (collectively, the “MDL Plaintiffs”).

1.02.	Each person and entity identified on Exhibit 4 to this Settlement Agreement, and, if a capacity is provided on Exhibit 4, limited to the capacity in which they are identified on Exhibit 4 (collectively, the “McDermott Plaintiffs”).

1.03.	MDL Plaintiffs’ counsel Heygood, Orr & Pearson LLP (“Plaintiffs’ Counsel”).

1.04.	H. Thomas Moran II (“Moran” or the “Trustee”), chapter 11 Trustee for Life Partners Holdings, Inc. (“LPHI”).

1.05.	LPHI, Life Partners, Inc. (“LPI”) and LPI Financial Services, Inc. (“LPIFS”, and together with LPI, the “Subsidiary Debtors”) (collectively, the “Debtors”).

1.06.	The Official Committee of Unsecured Creditors (the “Committee”).

2. DEFINITIONS

2.01.	“Affiliate” has the meaning set forth in Bankruptcy Code section 101(2).

2.02.	“Allowed” has the meaning set forth in the Plan.

2.03.	“Assigned Claims” has the meaning set forth in ¶ 5.09 of this Agreement.

2.04.	“Claim” has the meaning set forth in the Plan.

2.05.	The “Class Action Settlement Agreement”, a copy of which is attached as Exhibit 2 to this Settlement Agreement, has the meaning set forth in the Plan.

2.06.	“Continuing Position Holder” has the meaning set forth in the Plan.

2.07.	“Creditors’ Trust” has the meaning set forth in the Plan.

2.08.	“Current Position Holder” has the meaning set forth in the Plan.

1 Except as otherwise indicated, capitalized terms used in this Settlement Agreement and not defined herein shall have their respective meanings set forth in the Plan.

COMPROMISE SETTLEMENT AGREEMENT—Page 1 of 60

Case 15-40289-rfn11 Doc 2668-1 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 3 of 100

2.09.	“Debtors’ Counsel” means Thompson & Knight LLP.

2.10.	“Excluded Litigation Parties” means Brian Pardo, Scott Peden, and Pardo Family Holdings, Ltd., and their respective parent corporations, subsidiaries, agents, servants, employees, ex-employees, independent contractors, insurers, attorneys, insiders, and assigns.

2.11.	“Execution Date” means the date that this Settlement Agreement has been executed by all parties.

2.12.	“Former Position Holder” has the meaning set forth in the Plan.

2.13.	“Fractional Interest” has the meaning set forth in the Plan.

2.14.	“Fractional Position” has the meaning set forth in the Plan.

2.15.	The “Gummelt Policy” means American General Life Insurance Co. policy number #####7322L.

2.16.	“IRA Holder” has the meaning set forth in the Plan.

2.17.	“Litigation” means, collectively, the following-captioned lawsuits:

In re Life Partners, Inc. Litigation, MDL No. 13-0357 (Tex. Dist. Ct. Dallas Cnty., created Sept. 9, 2013)

Arthur W. Morrow, individually and f/b/o Arthur W. Morrow Self-Directed IRA, Jennie E. Morrow, individually and f/b/o Jennie E. Morrow Self-Directed IRA v. Life Partners Holdings, Inc., Life Partners Inc., Brian Pardo, Scott Peden, and Pardo Family Holdings, Case No. 3:14-cv-141 (W.D. Pa., filed July 3, 2014)

John Woelfel, individually and f/b/a John Woelfel Self-Directed IRA, Henry Funke, and Diana Funke, v. Life Partners Inc., Life Partners Holdings Inc., Brian Pardo, Scott Peden, and Pardo Family Holdings, Ltd., Case No. 9:14-cv-80433-JIC (S.D. Fla. filed Mar. 31, 2014)

Mary Steuben, on behalf of herself and all other California citizens v. Life Partners Inc., Case No. 2:16-ap-01109-ER (Bankr. C.D. Cal., filed Nov. 8, 2011, removed March 3, 2016)

Robert Whitehurst v. Life Partners, Inc., Brian Pardo, Life Partners Holdings, Inc., Scott Peden, and Pardo Family Holdings Ltd., No. 16-03059 (Bankr. S.D. Tex., filed Oct. 27, 2014, removed March 14, 2016)

Danny Birtcher v. Life Partners, Inc., Brian Pardo, Life Partners Holdings, Inc., Scott Peden, and Pardo Family Holdings Ltd., No. 16-04041-rfn (Bankr. N.D. Tex., filed Oct. 27, 2014, removed March 14, 2016)

COMPROMISE SETTLEMENT AGREEMENT—Page 2 of 60

Case 15-40289-rfn11 Doc 2668-1 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 4 of 100

David Whitmire & Somerset Partners Strategic Assets, Inc. v. Life Partners, Inc., Life Partners Holdings, Inc., Brian D. Pardo, Scott Peden, and Pardo Family Holdings, Ltd., Case No. 16-04042-rfn (Bankr. N.D. Tex., filed Oct. 31, 2014, removed March 14, 2016)

Todd McClain et al. v. Life Partners, Inc., Life Partners Holdings, Inc., Brian D. Pardo, and Scott Peden, Case No. 16-04043-rfn (Bankr. N.D. Tex., filed April 9, 2013, removed March 14, 2016)

Stephen Eccles et al. v. Life Partners, Inc., Life Partners Holdings, Inc., Brian D. Pardo, and Scott Peden, Case No. 16-04044-rfn (Bankr. N.D. Tex., filed Jan. 22, 2013, removed March 14, 2016)

John Willingham, individually and on behalf of all other Texas citizens similarly situated v. Life Partners Inc., No. 16-04046-rfn (Bankr. N.D. Tex., filed April 8, 2011, removed March 14, 2016)

2.18.	The “LPHI Petition Date” means January 20, 2015.

2.19.	The “McDermott Litigation” means Helen McDermott, individually and on behalf of a class v. Life Partners Inc., Case No. 16-04045-rfn (Bankr. N.D. Tex., filed Mar. 11, 2011, removed March 14, 2016).

2.20.	The “Multi-District Litigation” means the multi-district litigation captioned In re Life Partners, Inc. Litigation, MDL No. 13-0357 (Tex. Dist. Ct. Dallas Cnty., created Sept. 9, 2013).

2.21.	“New IRA Note” has the meaning set forth in the Plan.

2.22.	“Original IRA Note Issuers” has the meaning set forth in the Plan.

2.23.	“Parties” means each person identified in ¶¶ 1.01-1.05 of this Agreement, each of whom shall be individually referred to as a “Party.”

2.24.	“Person” has the meaning set forth in Bankruptcy Code section 101(41).

2.25.	“Plaintiffs’ Counsel’s IOLTA Account” means Compass Bank ABA # 113010547.

2.26.	“Plaintiffs’ Counsel Proof of Claim” means proof of claim numbers 17689 and 18255 filed by Plaintiffs’ Counsel.

2.27.	“Plan” means the Second Amended Joint Plan of Reorganization of Life Partners Holdings, Inc., et al. Pursuant to Chapter 11 of the Bankruptcy Code [Dkt. No. 1688, filed March 24, 2016], including the Plan Supplement and all exhibits,

COMPROMISE SETTLEMENT AGREEMENT—Page 3 of 60

Case 15-40289-rfn11 Doc 2668-1 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 5 of 100

schedules, and attachments thereto, all as may be amended, supplemented, or otherwise modified.

2.28.	“Plan Effective Date” has the meaning of the Effective Date set forth in the Plan.

2.29.	“Position Holder Trust” has the meaning set forth in the Plan.

3. STATEMENT OF FACTS

The Parties stipulate and agree to the following facts:

3.01.	LPI, LPHI, and MDL Plaintiffs are parties to the Litigation. LPI and the McDermott Plaintiffs are parties to the McDermott Litigation.

3.02.	Debtors, the Committee, and MDL Plaintiffs desire to settle the Litigation and any other potential claims among the Parties. LPI, the Committee, and the McDermott Plaintiffs desire to settle the McDermott Litigation.

3.03.	This Settlement Agreement does not settle and is not intended to settle, impact, or alter in any way the MDL Plaintiffs’ existing or potential claims against other defendants to the Litigation who are not a party to this Settlement Agreement, including but not limited to the Excluded Litigation Parties, other than to assign those claims to the Creditors’ Trust.

3.04.	On or about the dates indicated in the captions contained in ¶ 2.17 above, the MDL Plaintiffs filed the Litigation against LPI, LPHI, and the Excluded Litigation Parties. MDL Plaintiffs asserted claims against LPI, LPHI, and the Excluded Litigation Parties relating to the MDL Plaintiffs’ investment in LPI’s life settlement investments. The MDL Plaintiffs seek damages, including damages due to fraud, a rescission of their life settlement contracts, the return of all amounts invested, disgorgement, the return of dividends issued by LPHI to the other defendants, exemplary damages, and their costs, expenses, and interest. The MDL Plaintiffs represent and warrant that the Litigation includes all pending lawsuits by an MDL Plaintiff against the Debtors and/or the Excluded Litigation Parties.

3.05.	On or about September 9, 2013, the Texas Multi-District Litigation Panel consolidated many of the lawsuits in the Litigation in the Multi-District Litigation for pre-trial proceedings. Prior to the LPHI Petition Date, the Litigation and the McDermott Litigation had collectively reached relatively advanced stages of litigation. For example, some of the Litigation had proceeded through the discovery phase and was set for trial at the time LPHI filed its bankruptcy petition. In addition, a sanctions hearing was set in the Multi-District Litigation in January 2015 over a failure of the defendants to produce discovery. In the McDermott Litigation, the court had certified a class of all investors in the Gummelt Policy who had not already settled with LPI relating to that investment.

COMPROMISE SETTLEMENT AGREEMENT—Page 4 of 60

Case 15-40289-rfn11 Doc 2668-1 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 6 of 100

Each member of that class is identified as a McDermott Plaintiff on Exhibit 4 to this Settlement Agreement. The sanctions hearing and trial in the Multi-District Litigation, along with the remaining Litigation and the McDermott Litigation, were stayed by the filing of the LPHI bankruptcy petition.

3.06.	On January 20, 2015, LPHI filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code, thereby commencing its bankruptcy case captioned In re Life Partners Holdings, Inc., Case No. 15-40289-rfn11 (the “LPHI Chapter 11 Case”). On March 13, 2015, the U.S. Trustee appointed Moran as the Chapter 11 Trustee in the LPHI Chapter 11 Case, and on March 19, 2015, the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”) affirmed Moran’s appointment.

3.07.	On May 19, 2015, the Subsidiary Debtors filed their respective voluntary petitions for relief under chapter 11 of the Bankruptcy Code, captioned In re Life Partners, Inc., Case No. 15-41995-rfn11 and In re LPI Financial Services, Inc., No. 15-41996-rfn11, thereby initiating their bankruptcy cases in the Bankruptcy Court (the “Subsidiary Chapter 11 Cases”). On May 22, 2015, the Bankruptcy Court granted the Subsidiary Debtors’ request to jointly administer the LPHI Bankruptcy Case and the Subsidiary Chapter 11 Cases (collectively, the “Chapter 11 Cases”).

3.08.	Some of the MDL Plaintiffs are members of a proposed Ownership Settlement Subclass in the class adversary proceeding captioned Garner et al. v. Life Partners, Inc., Adversary No. 15-CV-04061-RFN (Bankr. N.D. Tex.) (consolidated with Arnold et al. v. Life Partners, Inc., Adversary No. 15-CV-04064-RFN (Bankr. N.D. Tex.) on March 25, 2016). The proposed Ownership Settlement Subclass consists of “All persons or entities (including all IRAs and their respective individual owners and related IRA custodians) who purchased and hold, as of the Plan Effective Date, securities issued or sold by LPI (directly or in the name of any Original IRA Note Issuer) related to viatical settlements or life settlements, regardless of how the investments were denominated (whether as fractional interests in life insurance policies, promissory notes, or otherwise) and who are Current Position Holders under the Plan, regardless of whether or not a claim was filed by a class member. Excluded from the Ownership Settlement Subclass are LPI; all affiliated LPI companies or entities; Linda Robinson-Pardo; Paget Holdings Ltd.; and investors whose only investments relate to Pre-Petition Abandoned Interests under the Plan” (the “Ownership Settlement Subclass”). The MDL Plaintiffs who are also members of the Ownership Settlement Subclass recognize and agree that they will each be bound by the Class Action Settlement Agreement upon its final approval by the Court as provided for in the Class Action Settlement Agreement and its effective date.

3.09.	Some of the MDL Plaintiffs are members of a proposed Rescission Settlement Subclass in the class adversary proceeding captioned Garner et al. v. Life Partners, Inc., Adversary No. 15-CV-04061-RFN (Bankr. N.D. Tex.) (consolidated with Arnold et al. v. Life Partners, Inc., Adversary No. 15-CV-

COMPROMISE SETTLEMENT AGREEMENT—Page 5 of 60

Case 15-40289-rfn11 Doc 2668-1 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 7 of 100

04064-RFN (Bankr. N.D. Tex.) on March 25, 2016). The proposed Rescission Settlement Subclass consists of “All persons or entities (including all IRAs and their respective individual owners and related IRA custodians) who purchased and hold, as of the Plan Effective Date, securities issued or sold by LPI (directly or in the name of any Original IRA Note Issuer) related to viatical settlements or life settlements, regardless of how the investments were denominated (whether as fractional interests in life insurance policies, promissory notes, or otherwise) and who are Current Position Holders under the Plan, regardless of whether or not a claim was filed by a class member. Excluded from the Rescission Settlement Subclass are LPI; all affiliated LPI companies or entities; Linda Robinson-Pardo; Paget Holdings Ltd.; investors whose only investments relate to Pre-Petition Abandoned Interests under the Plan; Qualified Plan Holders; and all persons and entities listed on Appendix A [of the Class Action Settlement Agreement]” (the “Rescission Settlement Subclass”) (collectively with the Ownership Settlement Subclass, the “Class Action Settlement Class”). The MDL Plaintiffs who are also members of the Rescission Settlement Subclass recognize and agree that they will each be bound by the Class Action Settlement Agreement upon its final approval by the Court as provided for in the Class Action Settlement Agreement and its effective date.

3.10.	MDL Plaintiffs who are not Current Position Holders are not included in the Class Action Settlement Class, the Ownership Settlement Subclass, or the Rescission Settlement Subclass.

3.11.	Bona fide claims, disputes, and controversies exist between the Parties, both as to the fact and extent of liability, if any, and as to the fact and extent of damages, if any, and by reason of such disputes and controversies, the Parties to this Settlement Agreement desire to settle all claims and causes of action of any kind whatsoever which the Parties have or may have in the future against each other, based upon, relating to, or arising from any events, facts, acts, or omissions related to (1) the MDL Plaintiffs’ investment in LPI’s life settlement investments that have occurred on or before the Plan Effective Date, except as otherwise expressly provided in this Settlement Agreement; and (2) the McDermott Plaintiffs’ investment in the Gummelt Policy, except as otherwise expressly provided in this Settlement Agreement. The Parties acknowledge that the agreed resolution of the Litigation and the McDermott Litigation according to this Settlement Agreement is not an admission of liability or wrongdoing on the part of the Debtors and is solely in order to avoid the cost, inconvenience, and burdens associated with contested litigation, and without admitting any fault or liability on any claim, desire to compromise and settle all matters between them.

4. REPRESENTATIONS AND WARRANTIES

The following representations and warranties shall survive the execution of this Settlement Agreement and the completion of the settlement provided below.

COMPROMISE SETTLEMENT AGREEMENT—Page 6 of 60

Case 15-40289-rfn11 Doc 2668-1 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 8 of 100

4.01.	Each Party to this Settlement Agreement warrants and represents that he, she, or it has the power and authority to enter into and execute this Settlement Agreement, and all other agreements and instruments to be executed by it as contemplated by this Settlement Agreement, and to carry out the transactions and perform its obligations provided for in this Settlement Agreement and in those other agreements and instruments, and that this Settlement Agreement and all documents delivered pursuant to this Settlement Agreement are valid, binding, and enforceable upon him or it.

4.02.	Each Party to this Settlement Agreement warrants and represents that no consent, approval, authorization or order of, and no notice to, or filing with any court, governmental authority, person or entity is required for the execution, delivery, and performance of this Settlement Agreement, other than approval by the Bankruptcy Court, which will be sought jointly by the Parties.

4.03.	Each Party to this Settlement Agreement warrants and represents that: (1) the Party on whose behalf it is executing this Settlement Agreement presently owns 100% of the claims or damages, if any, that it releases or assigns herein, and that no other person or entity not signing this Agreement has any rights of ownership or control to such claims or damages; (2) the Party on whose behalf it is executing this Settlement Agreement has, as of the Execution Date, not assigned or otherwise transferred to any person or entity who is not a Party to this Settlement Agreement any interest in the claims or damages, if any, released or assigned by this Settlement Agreement and will not do so except for in this Settlement Agreement; and (3) no person or entity other than the Party on whose behalf it is executing this Settlement Agreement is entitled to assert any claims or damages, if any, released or assigned herein on behalf of the Party on whose behalf it is executing this agreement.

5. SETTLEMENT TERMS

In consideration of the agreements contained in this Settlement Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties to this Settlement Agreement, and in reliance upon the representations, warranties and covenants in this Settlement Agreement, the Parties have settled and compromised their claims and causes of action against each other as follows:

5.01.	LPI (and any successor entity) agrees not to sell or otherwise introduce into the market any securities unless those securities are (i) issued pursuant to the Plan or (ii) properly registered as securities with all appropriate federal and state regulatory bodies.

5.02.	As of the Plan Effective Date, Debtors waive any claims to beneficial ownership in the Fractional Interests held in the name of the MDL Plaintiffs that are entitled to treatment as Continuing Fractional Holders, by election or otherwise, as set forth in the Plan and subject to the terms and conditions set forth in the Plan; and

COMPROMISE SETTLEMENT AGREEMENT—Page 7 of 60

Case 15-40289-rfn11 Doc 2668-1 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 9 of 100

5.03.	Subject to the terms and conditions set forth in the Plan, Debtors will provide each MDL Plaintiff who is a Current Position Holder, for each Fractional Position, except for those Fractional Positions where any Premium Advance included in a Pre-Petition Default Amount is owed and not paid by the Plan Effective Date, with the Elections described in Section 3.07(b)-(e) of the Plan for each Fractional Interest Holder and IRA Holder, respectively, which are summarized as follows: (i) be treated as a Continuing Position Holder with respect to their Fractional Position and be confirmed as the owner of a Fractional Interest or a New IRA Note, after making the related Continuing Position Holder Contribution (the “Continuing Position Holder Election”); (ii) contribute their Fractional Position to the Position Holder Trust and receive an interest in the Position Holder Trust or the IRA Partnership (the “Position Holder Trust Election”); or (iii) (for Rescission Settlement Subclass Members only) rescind their purchase of the Fractional Interest and receive an interest in the Creditors’ Trust (the “Creditors’ Trust Election”). In addition to the three election options listed above, IRA Holders will have a fourth option (the “Conversion Election”), which allows the individual taxpayer who owns an IRA Holder to take an IRA Note out of his or her IRA Holder and exchange it for the related Fractional Interest, to be registered as owned individually, outside of the IRA Holder in which case the individual owner will be deemed to have made a Continuing Holder Election to become a Continuing Position Holder under the Plan.

5.04.	The MDL Plaintiffs who are IRA Holders stipulate that there was never any transfer of ownership of any Fractional Interest or other interest in any Policy made to any Original IRA Note Issuers by them or on their behalf, nor any effective conveyance of any property to any of the Original IRA Note Issuers. The MDL Plaintiffs who are IRA Holders further stipulate that (i) any authority Brian Pardo had to act on their behalf or for their benefit, as Trustee of an IRA Note Issuer Trust or otherwise, is revoked effective as of the Plan Effective Date, (ii) the MDL Plaintiffs who are IRA Holders are not looking to Pardo to take, and he is not authorized to take, any actions on their behalf, as such a Trustee or in any capacity, and (iii) all claims and causes of action they have or that may be asserted on their behalf against Brian Pardo in any capacity are included in the Assigned Claims.

5.05.	In addition to the claim provided for in the Class Action Settlement Agreement, on the Plan Effective Date, each MDL Plaintiff who is a Current Position Holder shall receive an additional Allowed Claim in Class B4 in an amount equal to 25% of their Allowed Claim amount on LPI’s Bankruptcy Schedule F, for which the MDL Plaintiff will receive a corresponding interest in the Creditors’ Trust (the “Current Position Holder Additional Allowed Claim”). The proceeds of each Current Position Holder Additional Allowed Claim shall be paid directly to Plaintiffs’ Counsel’s IOLTA Account. This interest shall be in addition to any interest in the Creditors’ Trust granted under ¶¶ 5.06 and/or 5.07 of this Agreement.

COMPROMISE SETTLEMENT AGREEMENT—Page 8 of 60

Case 15-40289-rfn11 Doc 2668-1 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 10 of 100

5.06.	Upon the Plan Effective Date, each MDL Plaintiff who is a Former Position Holder and is listed on Exhibit 3 to this Settlement Agreement shall receive an Allowed Claim in Class B4 in an amount equal to the amount listed on Exhibit 3 to this Settlement Agreement, for which the MDL Plaintiff will receive a corresponding interest in the Creditors’ Trust (the “Former Position Holder Allowed Claim”). The proceeds of each Former Position Holder Allowed Claim shall be paid directly to Plaintiffs’ Counsel’s IOLTA Account. This interest shall be in addition to any interest in the Creditors’ Trust granted under ¶¶ 5.05 and/or 5.07 of this Settlement Agreement.

5.07.	Upon the Plan Effective Date, each McDermott Plaintiff who is listed on Exhibit 4 to this Settlement Agreement shall receive an Allowed Claim in Class B4 in an amount equal to the amount listed on Exhibit 4 to this Settlement Agreement, for which the McDermott Plaintiff will receive a corresponding interest in the Creditors’ Trust (the “Gummelt Policy Allowed Claim”). The proceeds of each Gummelt Policy Allowed Claim shall be paid directly to Plaintiffs’ Counsel’s IOLTA Account. This interest shall be in addition to any interest in the Creditors’ Trust granted under ¶¶ 5.05 and/or 5.06 of this Settlement Agreement.

5.08.	Subject to Court approval and the occurrence of the Plan Effective Date, and in consideration of the post-petition efforts by Plaintiffs’ Counsel to facilitate this Settlement Agreement and the transfer of the Assigned Claims to the Creditors’ Trust, Plaintiffs’ Counsel shall be entitled to recover appropriate fees, not to exceed $50,000 (the “Agreed Fee”), from the Debtors. Plaintiffs’ Counsel agrees to make, and the Trustee, the Subsidiary Debtors, and the Committee agree not to oppose, an administrative fee application (the “Fee Application”) in the amount of the Agreed Fee. Plaintiffs’ Counsel further agrees to withdraw Plaintiffs’ Counsel Proof of Claim (proof of claim numbers 18255 and 17689). Subject to Court approval and the occurrence of the Plan Effective Date, the Debtors shall pay Plaintiffs’ Counsel such amounts of the Agreed Fee as are approved by the Court. Plaintiffs’ Counsel may have the right to recover its additional costs and attorneys’ fees from the MDL Plaintiffs under the agreements between the MDL Plaintiffs and Plaintiffs’ Counsel. Plaintiffs’ Counsel does not waive the right to seek a substantial contribution claim in the Bankruptcy Court.

5.09.	Upon the Plan Effective Date, the MDL Plaintiffs, and all of their current and former parents and subsidiaries, affiliates, partners, officers and directors, agents, employees, and any of their legal representatives (and the predecessors, heirs, executors, administrators, successors, purchasers, and assigns of each of the foregoing) (collectively, the “Assigning Parties”) assign all of their rights in any and all claims, damages, demands, suits, causes of action, obligations, remedies, debts, rights, and liabilities, whether known or unknown, liquidated or unliquidated, fixed or contingent, foreseen or unforeseen, matured or unmatured, whether class or individual, in law, equity, or otherwise, including claims for costs, fees, expenses, penalties, and attorneys’ fees, asserted by the Assigning Parties, or that could have been asserted by the Assigning Parties, or that the

COMPROMISE SETTLEMENT AGREEMENT—Page 9 of 60

Case 15-40289-rfn11 Doc 2668-1 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 11 of 100

Assigning Parties have, may have, or are entitled to assert directly, representatively, derivatively, or in any other capacity, against the Debtors, Brian Pardo, Deborah Carr, Kurt Carr, R. Scott Peden, Linda Robinson a/k/a Linda Robinson-Pardo, Pardo Family Holdings, Ltd., Pardo Family Holdings US, LLC, Pardo Family Trust, Paget Holdings, Inc., Paget Holdings Ltd., Tad M. Ballantyne, Fred DeWald, Harold E. Rafuse, Life Settlement Exchange, LLC; Fred A. Cowley; Security Reserve Financial, Inc.; Gallagher Financial Group; Edward G. Burford Corporation; Sun Safety, Inc.; Faye Bagby; Ella Oliver d/b/a Investingmakesmesick.com; Wealthstone Financial; Falco Group, LLC; Mark McKay; Kainos Asset Management, LLC; Peyton Inge a/k/a H. Peyton Inge; Life Strategy Services, LLC; Ted Hasson; James Sundelius; Abundant Income, LLC; B G & S Management Consultants; BG & S Consultants; BG & S; Tim Harper; Brian Harper; American Safe Retirement, LLC; ASR Alternative Investments, LP; Joe Barkate dba MTLRC, LLC; Rich DePaolo; Alpha & Omega Global Risk Mgt., LP; AO Global, LLC; Petra World Wide, Inc.; Tolleson Investments, LLC; William M. Tolleson; Tolleson Holdings, LLC; Steadfast Endeavors, LLC; New Asset Advisors, LLC; Curtis M. Cole; New Asset Alternative, LLC; Lakeside Equity Partners, Inc.; Dewitt & Dunn, LLC; Frank W. Bice; The Retirement & Investment Council; Russell Hagan; all persons listed on Appendix A to the Class Settlement Agreement, and all other prior officers, directors, affiliates, associates, members, principals, partners, officers, directors, trustees, control persons, employees, agents, brokers, attorneys, shareholders, advisors, investment advisors, banks, IRA advisers, IRA brokers, IRA custodians, insurers, insiders, licensees, master licensees, and representatives of the Debtors, and any entities in which any of these persons or entities has a direct or indirect interest, and any other persons or entities against whom the Assigning Parties have a claim arising out of or relating to their investment with LPI or interest in the Debtors, arising out of or relating to any conduct, act, or omission of any of these persons or entities or otherwise related to the business of the Debtors from the beginning of the world until the Effective Date (collectively, the “Assigned Claims”), to the Creditors’ Trust. The Assigning Parties, as of the Plan Effective Date, transfer and assign all aspects of title to the Assigned Claims to the Creditors’ Trust, including but not limited to the right to bring suit on the Assigned Claims, recover any form of relief whatsoever on the Assigned Claims, including but not limited to money damages, and distribute funds to the creditors of the Debtors’ estates in accordance with the terms of the Plan. No further action on the part of the Assigning Parties is necessary to effectuate the assignment of the Assigned Claims set forth in this paragraph, and the Assigning Parties confirm that it is their present intent to retain no right or interest in the Assigned Claims. The Assigning Parties further acknowledge that after the Plan Effective Date the Creditors’ Trust has the exclusive legal right and power to prosecute, compromise, settle, assign, receive proceeds from, or otherwise control the Assigned Claims. The Assigning Parties represent that they have done nothing and will do nothing in the future to impair, release, compromise, waive, or relinquish the Assigned Claims, to defend or take the position that the Assigned Claims were released or do not belong to the Creditors’ Trust, or to assist any

COMPROMISE SETTLEMENT AGREEMENT—Page 10 of 60

Case 15-40289-rfn11 Doc 2668-1 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 12 of 100

person in defending any of the Assigned Claims or arguing that the Assigned Claims do not belong to the Creditors’ Trust. The Assigned Claims include, but are not limited to, the claims asserted by the MDL Plaintiffs in the Litigation defined in ¶ 2.17. Nothing in this paragraph shall affect the MDL Plaintiffs’ right to recover under the terms of the Class Action Settlement Agreement or the Plan.

5.10.	To the extent not assigned in ¶ 5.09 of this Agreement or in the Class Action Settlement Agreement, the MDL Plaintiffs and their respective partners, their parent entities, subsidiaries, affiliates, directors, shareholders, officers, agents, employees, servants, representatives, attorneys, successors, predecessors, and assigns (the “MDL Releasing Parties”), shall be deemed to have conclusively, absolutely, unconditionally, irrevocably, and forever, released, waived, and discharged the claims against the Debtors asserted in the Litigation, or that could have been asserted as part of the Litigation (collectively, the “MDL Released Claims”), provided that nothing herein shall be deemed to release the Assigned Claims, as defined and referenced in paragraph 5.09 or the right to seek enforcement by specific performance of (or damages for the breach of) this Settlement Agreement. After the Plan Effective Date, the MDL Releasing Parties shall not seek, and are hereafter barred and enjoined from seeking, to recover from the Debtors based in whole or in part upon any of the MDL Released Claims or conduct at issue in the MDL Released Claims. Nothing in this paragraph shall affect the MDL Plaintiffs’ right to recover under the terms of the Class Action Settlement Agreement or the Plan.

5.11.	The McDermott Plaintiffs and their respective partners, their parent entities, subsidiaries, affiliates, directors, shareholders, officers, agents, employees, servants, representatives, attorneys, successors, predecessors, and assigns (the “McDermott Releasing Parties”), shall be deemed to have conclusively, absolutely, unconditionally, irrevocably, and forever, released, waived, and discharged the claims against the Debtors arising out of or relating to their investment in the Gummelt Policy, including but not limited to the claims asserted in the McDermott Litigation (collectively, the “McDermott Released Claims”), provided that nothing herein shall be deemed to release the right to seek enforcement by specific performance of (or damages for the breach of) this Settlement Agreement. After the Plan Effective Date, the McDermott Releasing Parties shall not seek, and are hereafter barred and enjoined from seeking, to recover from the Debtors based in whole or in part upon any of the McDermott Released Claims or conduct at issue in the McDermott Released Claims. Nothing in this paragraph shall affect the McDermott Plaintiffs’ right to recover under the terms of the Class Action Settlement Agreement or the Plan.

5.12.	The Parties shall file a joint motion pursuant to Section 105(a) of the Bankruptcy Code and Federal Rule of Bankruptcy Procedure 9019 requesting court approval of this Settlement Agreement. If the Bankruptcy Court refuses to approve this Settlement Agreement, then this Settlement Agreement will not take effect and will become null and void for all purposes, and the Parties will be restored to their respective positions in the Litigation and the McDermott Litigation as of the

COMPROMISE SETTLEMENT AGREEMENT—Page 11 of 60

Case 15-40289-rfn11 Doc 2668-1 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 13 of 100

Execution Date. In that event, this Settlement Agreement, and representations made in conjunction with it, may not be used in the Litigation or the McDermott Litigation or otherwise for any purpose. The Parties expressly reserve all rights if the Settlement Agreement does not become effective or if it is rescinded.

5.13.	The Parties agree to cooperate in executing any and all supplementary documents and to take all additional actions that may be reasonably necessary or appropriate to give full force and effect to the terms and intent of this Settlement Agreement.

5.14.	The Parties agree that, except as provided herein, each Party shall bear its own costs and attorneys’ fees incurred in connection with the Litigation and the McDermott Litigation and the negotiation, drafting, and execution of this Settlement Agreement.

5.15.	If the Bankruptcy Court does not approve this Settlement Agreement under Federal Rule of Bankruptcy Procedure 9019; if the Bankruptcy Court’s approval of this Settlement Agreement is modified or set aside on appeal; if the Bankruptcy Court does not enter an order confirming the Plan; or if the Bankruptcy Court’s order confirming the Plan is modified, reversed, or vacated on appeal, then the Party or Parties adversely affected by or who opposed such refusal, modification, vacation, or appeal shall each, in their sole discretion, have the option to rescind this Settlement Agreement in its entirety by written notice to the Bankruptcy Court and to counsel for the other Parties that is filed and served within ten (10) days of the event triggering the right to rescind.

5.16.	If the Settlement Agreement is rescinded in accordance with its terms, is not approved by the Bankruptcy Court, or otherwise fails to become effective in accordance with its terms, then this Settlement Agreement will not take effect and will become null and void for all purposes, and the Parties will be restored to their respective positions in the Litigation and the McDermott Litigation as of the Execution Date of this Agreement. In that event, this Settlement Agreement, and representations made in conjunction with it, may not be used in the Litigation or the McDermott Litigation, or otherwise for any purpose. The Parties expressly reserve all rights if the Settlement Agreement does not become effective or if it is rescinded.

5.17.	Plaintiffs’ Counsel agrees to reasonably cooperate with a designee of the Trustee or his successor, the Creditor’s Trustee, or their counsel, free of any charge, to provide information relevant to pursuing the Assigned Claims, securing documents requested from MDL Plaintiffs, providing work product from the Litigation relevant to the Creditors’ Trust’s prosecution of the Assigned Claims or other litigation to benefit the bankruptcy estates, and consulting with a designee of the Trustee or his successor, the Creditor’s Trustee, or their counsel on the discovery and events from the Litigation and the McDermott Litigation, up to twenty (20) hours of attorney time, including travel time. Provided, however, that Plaintiffs’ Counsel shall not be required to provide requested cooperation if Plaintiffs’ Counsel reasonably believes providing such cooperation is unlawful or

COMPROMISE SETTLEMENT AGREEMENT—Page 12 of 60

Case 15-40289-rfn11 Doc 2668-1 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 14 of 100

would result in Plaintiffs’ Counsel violating any ethical rule governing the practice of law.

5.18.	The Parties agree that, in the event of a conflict between the terms of this Settlement Agreement and the terms of the Plan, the terms of the Plan shall control; provided, however, that the terms of the Plan may not materially change to be inconsistent with this Settlement Agreement without the written consent of Plaintiffs’ Counsel.

5.19.	For any action brought regarding the breach, enforcement, or interpretation of this Settlement Agreement, the Parties agree that (a) the exclusive and sole venue shall be the Bankruptcy Court, (b) each Party hereby consents to the exercise of personal and subject-matter jurisdiction by the Bankruptcy Court in any such action, and (c) THE PARTIES HEREBY UNCONDITIONALLY WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY AND ALL CLAIMS OR CAUSES OF ACTION ARISING FROM OR RELATING TO ENFORCEMENT OF THIS SETTLEMENT AGREEMENT. PARTIES ACKNOWLEDGE THAT A RIGHT TO A JURY IS A CONSTITUTIONAL RIGHT, THAT THEY HAVE HAD AN OPPORTUNITY TO CONSULT WITH INDEPENDENT COUNSEL, AND THAT THIS JURY WAIVER HAS BEEN ENTERED INTO KNOWINGLY AND VOLUNTARILY BY ALL PARTIES TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

5.20.	This Settlement Agreement shall be governed and construed in accordance with laws of the State of Texas, except that any conflict of law rule of that jurisdiction that may require reference to the laws of some other jurisdiction shall be disregarded.

5.21.	This Settlement Agreement has been prepared by the joint efforts of the respective attorneys for each of the Parties.

5.22.	Headings, section numbers, and section titles have been set forth herein for convenience only; they shall not be construed to limit or extend the meaning or interpretation of any part of this release.

5.23.	If any provision of this Settlement Agreement is or may be held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless survive and continue in full force and effect to effectuate the intent of this Settlement Agreement without being impaired or invalidated in any way.

5.24.	None of the Parties to this Settlement Agreement has expressed any facts, representations, or express or implied warranties, except as expressly contained in this Settlement Agreement.

COMPROMISE SETTLEMENT AGREEMENT—Page 13 of 60

Case 15-40289-rfn11 Doc 2668-1 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 15 of 100

5.25.	Each signatory to this Settlement Agreement has full authority to execute this document on behalf of the stated Party. This Settlement Agreement shall continue perpetually and shall be binding upon the Parties and their heirs, successors, and assigns and shall inure to the benefit of the Parties and their heirs, successors, and assigns.

5.26.	This Settlement Agreement represents the entire agreement of the Parties and supersedes all prior written or oral agreements, and the terms are contractual and not mere recitals.

5.27.	This Settlement Agreement may not be amended, altered, modified or changed in any way except in writing signed by all the Parties to this Settlement Agreement.

5.28.	THE PARTIES EXPRESSLY WARRANT THAT THEY HAVE CAREFULLY READ THIS SETTLEMENT AGREEMENT, UNDERSTAND ITS CONTENTS, AND SIGN THIS SETTLEMENT AGREEMENT AS THEIR OWN FREE ACT. THE PARTIES EXPRESSLY WARRANT THAT NO PROMISE OR AGREEMENT WHICH IS NOT HEREIN EXPRESSED HAS BEEN MADE TO THEM IN EXECUTING THIS SETTLEMENT AGREEMENT, AND THAT NONE OF THE PARTIES IS RELYING UPON ANY STATEMENT OR REPRESENTATION OF ANY AGENT OF THE PARTIES BEING RELEASED HEREBY. EACH OF THE PARTIES IS RELYING ON THEIR OWN JUDGMENT AND EACH HAS BEEN REPRESENTED BY LEGAL COUNSEL IN THIS MATTER. THE AFORESAID LEGAL COUNSEL HAVE READ AND EXPLAINED TO THE PARTIES THE ENTIRE CONTENTS OF THIS SETTLEMENT AGREEMENT IN FULL, AS WELL AS THE LEGAL CONSEQUENCES OF THIS SETTLEMENT AGREEMENT.

5.29.	This Settlement Agreement may be executed in multiple counterparts or copies and/or on separated signature pages and/or by facsimile transmission, any or all of which when taken together shall be deemed an original for all purposes. The Parties agree that this Settlement Agreement is not binding and enforceable upon any Party until all Parties have executed it.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

COMPROMISE SETTLEMENT AGREEMENT—Page 14 of 60

LIFE PARTNERS HOLDINGS, INC.

Date:__________________

By:____________________________
H. Thomas Moran II, Chapter 11 Trustee for Life Partners Holdings Inc.

LIFE PARTNERS, INC.

Date: __________________

By: ____________________________
H. Thomas Moran II, Sole Director of Life Partners, Inc.

LPI FINANCIAL SERVICES, INC.

Date: __________________

By: ____________________________
H. Thomas Moran II, Sole Director of LPI Financial Services, Inc.

MDL PLAINTIFFS' COUNSEL

Date: __________________

By: ____________________________
James Craig Orr

JAMES ALLEN, JR.

Date: __________________

____

SANDRA ARMSTRONG

Date: __________________

____

LINA GRACE ASSAAD UGMA

Date: __________________

By: ____________________________
Glenda Cooper, as Custodian

COMPROMISE SETTLEMENT AGREEMENT—Page 15 of 59

LIFE PARTNERS HOLDINGS, INC.

Date: ________________ By: ________________________________
H. Thomas Moran II, Chapter 11 Trustee for Life Partners Holdings Inc.

LIFE PARTNERS, INC.

Date: ________________ By: ________________________________
H. Thomas Moran II, Sole Director of Life Partners, Inc.

LPI FINANCIAL SERVICES, INC.

Date: ________________ By: ________________________________
H. Thomas Moran II, Sole Director of LPI Financial Services, Inc.

MDL PLAINTIFFS' COUNSEL

Date: 6/7/2016 By: ________________________________
James Craig Orr

JAMES ALLEN, JR.

Date: 4-5-16 James Allen Jr.

SANDRA ARMSTRONG

Date: ________________ ________________________________

LINA GRACE ASSAAD UGMA

Date: ________________ By: ________________________________
Glenda Cooper, as Custodian

COMPROMISE SETTLEMENT AGREEMENT—Page 14 of 58

LIFE PARTNERS HOLDINGS, INC.

Date:____________ By:____________________
H. Thomas Moran II, Chapter 11 Trustee for Life Partners Holdings Inc.

LIFE PARTNERS, INC.

Date: ____________ By: ____________________
H. Thomas Moran II, Sole Director of Life Partners, Inc.

LPI FINANCIAL SERVICES, INC.

Date: ____________ By: ____________________
H. Thomas Moran II, Sole Director of LPI Financial Services, Inc.

MDL PLAINTIFFS' COUNSEL

Date: ____________ By: ____________________
James Craig Orr

JAMES ALLEN, JR.

Date: ____________ ____________________

SANDRA ARMSTRONG

Date: 4-8-2016 Sandra Armstrong

LINA GRACE ASSAAD UGMA

Date: ____________ By: ____________________
Glenda Cooper, as Custodian

COMPROMISE SETTLEMENT AGREEMENT—Page 14 of 58

LIFE PARTNERS HOLDINGS, INC.

Date:________________ By:____________________________
H. Thomas Moran II, Chapter 11 Trustee for Life Partners Holdings Inc.

LIFE PARTNERS, INC.

Date: ________________ By: ____________________________
H. Thomas Moran II, Sole Director of Life Partners, Inc.

LPI FINANCIAL SERVICES, INC.

Date: ________________ By: ____________________________
H. Thomas Moran II, Sole Director of LPI Financial Services, Inc.

MDL PLAINTIFFS' COUNSEL

Date: ________________ By: ____________________________
James Craig Orr

JAMES ALLEN, JR.

Date: ________________ ____________________________

SANDRA ARMSTRONG

Date: ________________ ____________________________

LINA GRACE ASSAAD UGMA

Date: April 24, 2016 By: Glenda Cooper
Glenda Cooper, as Custodian

COMPROMISE SETTLEMENT AGREEMENT—Page 14 of 58

SAMUEL MARK ASSAAD UGMA

Date: April 24, 2016

By: Glenda Cooper
Glenda Cooper, as Custodian

JOSEPH BABB

Date: ______________ ______________________________

LOUIS BALADY

Date: ______________ ______________________________

JOY C. BARBARIN

Date: ______________ ______________________________

CHRISTOPHER BEAL

Date: ______________ ______________________________

ALANA BINGIEL

Date: ______________ ______________________________

JOSEPH BINGIEL

Date: ______________ ______________________________

DANNY BIRTCHER

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 15 of 58

SAMUEL MARK ASSAAD UGMA

Date: ______________ By: ______________________________
Glenda Cooper, as Custodian

JOSEPH BABB

Date: May 5, 2016 Joseph Babb

LOUIS BALADY

Date: ______________ ______________________________

JOY C. BARBARIN

Date: ______________ ______________________________

CHRISTOPHER BEAL

Date: ______________ ______________________________

ALANA BINGIEL

Date: ______________ ______________________________

JOSEPH BINGIEL

Date: ______________ ______________________________

DANNY BIRTCHER

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 15 of 58

Scanned by CamScanner

SAMUEL MARK ASSAAD UGMA

Date: ______________ By: ______________________________
Glenda Cooper, as Custodian

JOSEPH BABB

Date: ______________ ______________________________

LOUIS BALADY

Date: 4/6/16 ______________________________

JOY C. BARBARIN

Date: ______________ ______________________________

CHRISTOPHER BEAL

Date: ______________ ______________________________

ALANA BINGIEL

Date: ______________ ______________________________

JOSEPH BINGIEL

Date: ______________ ______________________________

DANNY BIRTCHER

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 15 of 58

SAMUEL MARK ASSAAD UGMA

Date: ____________ By: ______________________
Glenda Cooper, as Custodian

JOSEPH BABB

Date: ____________ ______________________

LOUIS BALADY

Date: 04|21|2016 Joy C. Barbarin

JOY C. BARBARIN

Date: ____________ ______________________

CHRISTOPHER BEAL

Date: ____________ ______________________

ALANA BINGIEL

Date: ____________ ______________________

JOSEPH BINGIEL

Date: ____________ ______________________

DANNY BIRTCHER

Date: ____________ ______________________

COMPROMISE SETTLEMENT AGREEMENT—Page 15 of 58

SAMUEL MARK ASSAAD UGMA

Date: ______________ By: ______________________________
Glenda Cooper, as Custodian

JOSEPH BABB

Date: ______________ ______________________________

LOUIS BALADY

Date: ______________ ______________________________

JOY C. BARBARIN

Date: 4-5-16 Christopher Beal

CHRISTOPHER BEAL

Date: ______________ ______________________________

ALANA BINGIEL

Date: ______________ ______________________________

JOSEPH BINGIEL

Date: ______________ ______________________________

DANNY BIRTCHER

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 15 of 58

SAMUEL MARK ASSAAD UGMA

Date: ______________ By: ______________________________
Glenda Cooper, as Custodian

JOSEPH BABB

Date: ______________ ______________________________

LOUIS BALADY

Date: ______________ ______________________________

JOY C. BARBARIN

Date: ______________ ______________________________

CHRISTOPHER BEAL

Date: ______________ ______________________________

ALANA BINGIEL

Date: 4/14/16 ______________________________

JOSEPH BINGIEL

Date: 4-14-16 ______________________________

DANNY BIRTCHER

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 15 of 58

SAMUEL MARK ASSAAD UGMA

Date: ____________ By: ______________________
Glenda Cooper, as Custodian

JOSEPH BABB

Date: ____________ ______________________

LOUIS BALADY

Date: ____________ ______________________

JOY C. BARBARIN

Date: ____________ ______________________

CHRISTOPHER BEAL

Date: ____________ ______________________

ALANA BINGIEL

Date: ____________ ______________________

JOSEPH BINGIEL

Date: ____________ ______________________

DANNY BIRTCHER

Date: 4-6-16 Danny Birtcher

COMPROMISE SETTLEMENT AGREEMENT—Page 15 of 58

HURSHEL DWAYNE BLACKWELL

Date: 4/10/2016 Hurshel Dwayne Blackwell

PATRICIA BLACKWELL

Date: 4/10/2016 Patricia Blackwell

MATTHEW BRODERICK

Date: ________________ ______________________________

EMILY BROWN

Date: ________________ ______________________________

JIMMIE BYRAM

Date: ________________ ______________________________

NANCY CAREY

Date: ________________ ______________________________

ROBERT CAREY

Date: ________________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 16 of 58

HURSHEL DWAYNE BLACKWELL

Date: ________________ ______________________________

PATRICIA BLACKWELL

Date: ________________ ______________________________

MATTHEW BRODERICK

Date: 4-5-16 ______________________________

EMILY BROWN

Date: ________________ ______________________________

JIMMIE BYRAM

Date: ________________ ______________________________

NANCY CAREY

Date: ________________ ______________________________

ROBERT CAREY

Date: ________________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 16 of 58

HURSHEL DWAYNE BLACKWELL

Date: ________________ ______________________________

PATRICIA BLACKWELL

Date: ________________ ______________________________

MATTHEW BRODERICK

Date: ________________ ______________________________

EMILY BROWN

Date: 4-7-16 Emily Brown

JIMMIE BYRAM

Date: ________________ ______________________________

NANCY CAREY

Date: ________________ ______________________________

ROBERT CAREY

Date: ________________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 16 of 58

HURSHEL DWAYNE BLACKWELL

Date: ________________ ________________________________

PATRICIA BLACKWELL

Date: ________________ ________________________________

MATTHEW BRODERICK

Date: ________________ ________________________________

EMILY BROWN

Date: ________________ ________________________________

JIMMIE BYRAM

Date: 04-10-16 Jimmie Byram

NANCY CAREY

Date: ________________ ________________________________

ROBERT CAREY

Date: ________________ ________________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 16 of 58

HURSHEL DWAYNE BLACKWELL

Date: ____________ ______________________________

PATRICIA BLACKWELL

Date: ____________ ______________________________

MATTHEW BRODERICK

Date: ____________ ______________________________

EMILY BROWN

Date: ____________ ______________________________

JIMMIE BYRAM

Date: ____________ ______________________________

NANCY CAREY

Date: 5-9-16 Nancy Carey

ROBERT CAREY

Date: 5-9-16 Rob Carey

COMPROMISE SETTLEMENT AGREEMENT—Page 16 of 58

BARBARA CARPENTER

Date: 4-7-16 ____________ Barbara Carpenter ____________

MICHAEL CARPENTER

Date: 4-7-16 ____________ Michael Carpenter ____________

RITA CHAPMAN

Date: ____________ ____________

JOHN D. CHIDESTER

Date: ____________ ____________

MARY JANE COFFEY

Date: ____________ ____________

BRUCE COLLINS

Date: ____________ ____________

DEBORAH COLLINS

Date: ____________ ____________

JAMES COLVIN

Date: ____________ ____________

COMPROMISE SETTLEMENT AGREEMENT—Page 17 of 58

BARBARA CARPENTER

Date: ________________ ______________________________

MICHAEL CARPENTER

Date: ________________ ______________________________

RITA CHAPMAN

Date: Apr. 6, 2016 Rita Chapman

JOHN D. CHIDESTER

Date: ________________ ______________________________

MARY JANE COFFEY

Date: ________________ ______________________________

BRUCE COLLINS

Date: ________________ ______________________________

DEBORAH COLLINS

Date: ________________ ______________________________

JAMES COLVIN

Date: ________________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 17 of 58

BARBARA CARPENTER

Date: ________________ ________________________________

MICHAEL CARPENTER

Date: ________________ ________________________________

RITA CHAPMAN

Date: ________________ ________________________________

JOHN D. CHIDESTER

Date: 4-5-16 John D Chidester

MARY JANE COFFEY

Date: ________________ ________________________________

BRUCE COLLINS

Date: ________________ ________________________________

DEBORAH COLLINS

Date: ________________ ________________________________

JAMES COLVIN

Date: ________________ ________________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 17 of 58

Case 15-40289-rfn11 Doc 2668-1 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 35 of 100
2331 W. Northwest Hwy., 2nd Floor Dallas, TX 75220 Phone 214.528.7900 Fax: 214.528.7910 Toll-Free: 877.308.7900

BARBARA CARPENTER

Date: ____________ ______________________________

MICHAEL CARPENTER

Date: ____________ ______________________________

RITA CHAPMAN

Date: ____________ ______________________________

JOHN D. CHIDESTER

Date: ____________ ______________________________

~~MARY~~ M. JANE COFFEY

Date: ____________ M. Jane Coffey 04/12/2016

BRUCE COLLINS

Date: ____________ ______________________________

DEBORAH COLLINS

Date: ____________ ______________________________

JAMES COLVIN

Date: ____________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 17 of 58

Apr 12 16 12:37p St Andrews 9722625776 p.2

BARBARA CARPENTER

Date: ____________ ______________________________

MICHAEL CARPENTER

Date: ____________ ______________________________

RITA CHAPMAN

Date: ____________ ______________________________

JOHN D. CHIDESTER

Date: ____________ ______________________________

MARY JANE COFFEY

Date: ____________ ______________________________

BRUCE COLLINS

Date: 5/10/2016 [signature]

DEBORAH COLLINS

Date: 5/10/2016 [signature]

JAMES COLVIN

Date: ____________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 17 of 58

BARBARA CARPENTER

Date: ____________ ______________________________

MICHAEL CARPENTER

Date: ____________ ______________________________

RITA CHAPMAN

Date: ____________ ______________________________

JOHN D. CHIDESTER

Date: ____________ ______________________________

MARY JANE COFFEY

Date: ____________ ______________________________

BRUCE COLLINS

Date: ____________ ______________________________

DEBORAH COLLINS

Date: ____________ ______________________________

JAMES COLVIN

Date: 4/6/2016 [signature]

COMPROMISE SETTLEMENT AGREEMENT—Page 17 of 58

GARY CONRAD

Date: ________________ ______________________________

CHARLES JOSEPH CONTELLA

Date: 4.6.2016 [signature]

GLENDA COOPER

Date: ________________ ______________________________

THOMAS COOPER

Date: ________________ ______________________________

BILL COTTEN

Date: ________________ ______________________________

NANCY COTTEN

Date: ________________ ______________________________

GLENDA CUMBEST, OBO JOSEPH B. CUMBEST, SR., DECEASED

Date: ________________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 18 of 58

GARY CONRAD

Date: ______________ ______________________________

CHARLES JOSEPH CONTELLA

Date: ______________ ______________________________

GLENDA COOPER

Date: April 24, 2016 Glenda Cooper

THOMAS COOPER

Date: ______________ ______________________________

BILL COTTEN

Date: ______________ ______________________________

NANCY COTTEN

Date: ______________ ______________________________

GLENDA CUMBEST, OBO JOSEPH B. CUMBEST, SR., DECEASED

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 18 of 58

GARY CONRAD

Date: ________________ ________________________________

CHARLES JOSEPH CONTELLA

Date: ________________ ________________________________

GLENDA COOPER

Date: ________________ ________________________________

THOMAS COOPER

Date: ________________ ________________________________

BILL COTTEN

Date: ________________ ________________________________

NANCY COTTEN

Date: ________________ ________________________________

GLENDA CUMBEST, OBO JOSEPH B. CUMBEST, SR., DECEASED

Date: ________________ ________________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 18 of 58

Case 15-40289-rfn11 Doc 2668-1 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 41 of 100
Apr 13 16 11:47a Nancy Cotten 817-441-8494 p.2

GARY CONRAD

Date: ________________ ________________________________

CHARLES JOSEPH CONTELLA

Date: ________________ ________________________________

GLENDA COOPER

Date: ________________ ________________________________

THOMAS COOPER

Date: ________________ ________________________________

BILL COTTEN

Date: 4/12/16 Bill Cotten

NANCY COTTEN

Date: 4/12/16 Nancy Cotten

GLENDA CUMBEST, OBO JOSEPH B. CUMBEST, SR., DECEASED

Date: ________________ ________________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 18 of 58

2331 W. Northwest Hwy., 2nd Floor Dallas, TX 75220 Phone: 214.526.7900 Fax: 214.526.7910 Toll-Free: 877.308.7900

GARY CONRAD

Date: ________________ ________________________________

CHARLES JOSEPH CONTELLA

Date: ________________ ________________________________

GLENDA COOPER

Date: ________________ ________________________________

THOMAS COOPER

Date: ________________ ________________________________

BILL COTTEN

Date: ________________ ________________________________

NANCY COTTEN

Date: ________________ ________________________________

GLENDA CUMBEST, OBO JOSEPH B. CUMBEST, SR., DECEASED

Date: 4-05-16 Glenda Cumbest

COMPROMISE SETTLEMENT AGREEMENT—Page 18 of 58

LUCINDA CUMMINGS

Date: 5-11-2016 Lucinda Cummings

TERRY CUMMINGS

Date: 5-11-2016 Terry Cummings

SANDRA DEMARS, OBO LARRY EUGEN DEMARS, DECEASED

Date: ____________ ______________________________

GERALD DINSMORE

Date: ____________ ______________________________

SHERRA DIRKS

Date: ____________ ______________________________

PAUL DOUMA

Date: ____________ ______________________________

THOMAS DUKET

Date: ____________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 19 of 58

LUCINDA CUMMINGS

Date: ________________ ________________________________

TERRY CUMMINGS

Date: ________________ ________________________________

SANDRA DEMARS, OBO LARRY EUGEN DEMARS, DECEASED

Date: ________________ Sandra DeMars, OBO Larry E. DeMars DECEASED

GERALD DINSMORE

Date: ________________ ________________________________

SHERRA DIRKS

Date: ________________ ________________________________

PAUL DOUMA

Date: ________________ ________________________________

THOMAS DUKET

Date: ________________ ________________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 19 of 58

LUCINDA CUMMINGS

Date: ______________ ______________________________

TERRY CUMMINGS

Date: ______________ ______________________________

SANDRA DEMARS, OBO LARRY EUGEN DEMARS, DECEASED

Date: ______________ ______________________________

GERALD DINSMORE

Date: 4-5-16 ______________________________

SHERRA DIRKS

Date: ______________ ______________________________

PAUL DOUMA

Date: ______________ ______________________________

THOMAS DUKET

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 19 of 58

LUCINDA CUMMINGS

Date: ______________ ______________________________

TERRY CUMMINGS

Date: ______________ ______________________________

SANDRA DEMARS, OBO LARRY EUGEN DEMARS, DECEASED

Date: ______________ ______________________________

GERALD DINSMORE

Date: ______________ ______________________________

SHERRA DIRKS

Date: 4/7/2016 ______________________________

PAUL DOUMA

Date: ______________ ______________________________

THOMAS DUKET

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 19 of 58

LUCINDA CUMMINGS

Date: ________________ ______________________________

TERRY CUMMINGS

Date: ________________ ______________________________

SANDRA DEMARS, OBO LARRY EUGEN DEMARS, DECEASED

Date: ________________ ______________________________

GERALD DINSMORE

Date: ________________ ______________________________

SHERRA DIRKS

Date: ________________ ______________________________

PAUL DOUMA

Date: 4-5-16 [signature]

THOMAS DUKET

Date: ________________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 19 of 58

LUCINDA CUMMINGS

Date: ______________ ______________________________

TERRY CUMMINGS

Date: ______________ ______________________________

SANDRA DEMARS, OBO LARRY EUGEN DEMARS, DECEASED

Date: ______________ ______________________________

GERALD DINSMORE

Date: ______________ ______________________________

SHERRA DIRKS

Date: ______________ ______________________________

PAUL DOUMA

Date: ______________ ______________________________

THOMAS DUKET

Date: 4-5-2016 Thomas Duket

COMPROMISE SETTLEMENT AGREEMENT—Page 19 of 58

DARYL ECCLES

Date: 4/6/2016 ______________________

STEPHEN ECCLES

Date: 4/6/2016 ______________________

DONNA EVANS

Date: ______________ ______________________

ROBERT EVANS

Date: ______________ ______________________

ELAINE M. FALVO

Date: ______________ ______________________

LOUIS FALVO, III

Date: ______________ ______________________

WARREN FISHER

Date: ______________ ______________________

COMPROMISE SETTLEMENT AGREEMENT—Page 20 of 58

Case 15-40289-rfn11 Doc 2668-1 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 50 of 100
MAY-14-2016 SAT 02:51 PM THE GATEWAY FAX:8584871615 P.001
Attn: Jessie Foss H,O & P Fax # (214) 237-9002

DARYL ECCLES

Date: ____________ ______________________________

STEPHEN ECCLES

Date: ____________ ______________________________

DONNA EVANS

Date: May 14, 2016 [signature]

ROBERT EVANS

Date: ____________ ______________________________

ELAINE M. FALVO

Date: ____________ ______________________________

LOUIS FALVO, III

Date: ____________ ______________________________

WARREN FISHER

Date: ____________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT Page 20 of 50

2331 W. Northwest Hwy., 2nd Floor Dallas, TX 75220 Phone: 214.526.7900 Fax: 214.526.7910 Toll-Free: 877.308.7900

Case 15-40289-rfn11 Doc 2668-1 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 51 of 100
04/05/16 14:34:22 888-254-5658 -> Merrill Lynch Page 003

DARYL ECCLES

Date: ______________ ______________________________

STEPHEN ECCLES

Date: ______________ ______________________________

DONNA EVANS

Date: ______________ ______________________________

ROBERT EVANS

Date: 4/5/2016 Robert Evans

ELAINE M. FALVO

Date: ______________ ______________________________

LOUIS FALVO, III

Date: ______________ ______________________________

WARREN FISHER

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 20 of 58

2331 W. Northwest Hwy., 2nd Floor Dallas, TX 75220 Phone: 214.526.7900 Fax: 214.526.7910 Toll-Free: 877.308.7900

DARYL ECCLES

Date: ______________ ________________________________

STEPHEN ECCLES

Date: ______________ ________________________________

DONNA EVANS

Date: ______________ ________________________________

ROBERT EVANS

Date: ______________ ________________________________

ELAINE M. FALVO

Date: 4-09-16 Elaine M Falvo

LOUIS FALVO, III

Date: ______________ ________________________________

WARREN FISHER

Date: ______________ ________________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 20 of 58

DARYL ECCLES

Date: ________________ ________________________________

STEPHEN ECCLES

Date: ________________ ________________________________

DONNA EVANS

Date: ________________ ________________________________

ROBERT EVANS

Date: ________________ ________________________________

ELAINE M. FALVO

Date: ________________ ________________________________

LOUIS FALVO, III

Date: 4-5-16 [signature]

WARREN FISHER

Date: ________________ ________________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 20 of 58

DARYL ECCLES

Date: ________________ ________________________________

STEPHEN ECCLES

Date: ________________ ________________________________

DONNA EVANS

Date: ________________ ________________________________

ROBERT EVANS

Date: ________________ ________________________________

ELAINE M. FALVO

Date: ________________ ________________________________

LOUIS FALVO, III

Date: ________________ ________________________________

WARREN FISHER

Date: 4/20/16 Warren C Fisher

COMPROMISE SETTLEMENT AGREEMENT—Page 20 of 58

HENRY FUNKE

Date: 4-5-16 [signature]

DIANA FUNKE

Date: 4-5-16 [signature]

PAMELA GALLINA

Date: ______________ ______________________________

JOEL GARTENBERG

Date: ______________ ______________________________

CAROLYN GILLESPIE

Date: ______________ ______________________________

JANET GOLDSTEIN

Date: ______________ ______________________________

H. DON GUION, DDS

Date: ______________ ______________________________

DOUGLAS HALMAN

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 21 of 58

HENRY FUNKE

Date: ______________ ______________________________

DIANA FUNKE

Date: ______________ ______________________________

PAMELA GALLINA

Date: 5/5/16 ______________________________

JOEL GARTENBERG

Date: ______________ ______________________________

CAROLYN GILLESPIE

Date: ______________ ______________________________

JANET GOLDSTEIN

Date: ______________ ______________________________

H. DON GUION, DDS

Date: ______________ ______________________________

DOUGLAS HALMAN

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 21 of 58

HENRY FUNKE

Date: ________________ __________________________________

DIANA FUNKE

Date: ________________ __________________________________

PAMELA GALLINA

Date: ________________ __________________________________

JOEL GARTENBERG

Date: 9/7/16 [signature]

CAROLYN GILLESPIE

Date: ________________ __________________________________

JANET GOLDSTEIN

Date: ________________ __________________________________

H. DON GUION, DDS

Date: ________________ __________________________________

DOUGLAS HALMAN

Date: ________________ __________________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 21 of 58

HENRY FUNKE

Date: ________________ ________________________________

DIANA FUNKE

Date: ________________ ________________________________

PAMELA GALLINA

Date: ________________ ________________________________

JOEL GARTENBERG

Date: ________________ ________________________________

CAROLYN GILLESPIE

Date: April 6, 2016 Carolyn H. Gillespie

JANET GOLDSTEIN

Date: ________________ ________________________________

H. DON GUION, DDS

Date: ________________ ________________________________

DOUGLAS HALMAN

Date: ________________ ________________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 21 of 58

HENRY FUNKE

Date: ____________ ________________________
DIANA FUNKE

Date: ____________ ________________________

PAMELA GALLINA

Date: ____________ ________________________

JOEL GARTENBERG

Date: ____________ ________________________

CAROLYN GILLESPIE

Date: ____________ ________________________

JANET GOLDSTEIN

Date: 4/5/2016 Janet Goldstein

H. DON GUION, DDS

Date: ____________ ________________________

DOUGLAS HALMAN

Date: ____________ ________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 21 of 58

3/21/2016 Gmail - Fwd: E-Ticket Confirmation-FDTLVK 01JUN
Case 15-40289-rfn11 Doc 2668-1 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 60 of 100

HENRY FUNKE

Date: ______________ ______________________________

DIANA FUNKE

Date: ______________ ______________________________

PAMELA GALLINA

Date: ______________ ______________________________

JOEL GARTENBERG

Date: ______________ ______________________________

CAROLYN GILLESPIE

Date: ______________ ______________________________

JANET GOLDSTEIN

Date: 4/6/16 ______________________________

H. DON GUION, DDS

Date: 4/6/16 ______________________________

DOUGLAS HALMAN

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 21 of 58

Case 15-40289-rfn11 Doc 2668-1 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 61 of 100
224-405-4976 12:19:19 p.m. 04-26-2016 2/2

HENRY FUNKE

Date: ________________ ________________________________

DIANA FUNKE

Date: ________________ ________________________________

PAMELA GALLINA

Date: ________________ ________________________________

JOEL GARTENBERG

Date: ________________ ________________________________

CAROLYN GILLESPIE

Date: ________________ ________________________________

JANET GOLDSTEIN

Date: ________________ ________________________________

H. DON GUION, DDS

Date: ________________ ________________________________

DOUGLAS HALMAN

Date: 4/18/16 Douglas Halman

COMPROMISE SETTLEMENT AGREEMENT—Page 21 of 58

2331 W. Northwest Hwy., 2nd Floor Dallas, TX 75220 Phone: 214.526.7900 Fax: 214.526.7910 Toll-Free: 877.308.7900

DENNIS HARRIS

Date: 4/5/16 ______________________

HARVEY LIVING TRUST

Date: ____________ By: ______________________
Glenda Cooper, as Trustee

ROBERT J. HILLIARD

Date: ____________ ______________________

REBECCA HILLMAN

Date: ____________ ______________________

THERESA HOLLAND

Date: ____________ ______________________

JOHN HUBBARD

Date: ____________ ______________________

WILLIAM BRENT HUBBARD

Date: ____________ ______________________

COMPROMISE SETTLEMENT AGREEMENT—Page 22 of 58

DENNIS HARRIS

Date: ________________ ______________________________

HARVEY LIVING TRUST

Date: April 24, 2016 By: Glenda Cooper
Glenda Cooper, as Trustee

ROBERT J. HILLIARD

Date: ________________ ______________________________

REBECCA HILLMAN

Date: ________________ ______________________________

THERESA HOLLAND

Date: ________________ ______________________________

JOHN HUBBARD

Date: ________________ ______________________________

WILLIAM BRENT HUBBARD

Date: ________________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 22 of 58

DENNIS HARRIS

Date: ____________ ______________________________

HARVEY LIVING TRUST

Date: ____________ By: ______________________________
Glenda Cooper, as Trustee

ROBERT J. HILLIARD

Date: ____________ ______________________________

REBECCA HILLMAN

Date: ____________ ______________________________

THERESA HOLLAND

Date: ____________ ______________________________

JOHN HUBBARD

Date: ____________ ______________________________

WILLIAM BRENT HUBBARD

Date: ____________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 22 of 58

DENNIS HARRIS

Date: ________________ ______________________________

HARVEY LIVING TRUST

Date: ________________ By: ______________________________
Glenda Cooper, as Trustee

ROBERT J. HILLIARD

Date: ________________ ______________________________

REBECCA HILLMAN

Date: 2/20/16 Rebecca Hillman

THERESA HOLLAND

Date: ________________ ______________________________

JOHN HUBBARD

Date: ________________ ______________________________

WILLIAM BRENT HUBBARD

Date: ________________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 22 of 58

DENNIS HARRIS

Date: ________________ ______________________________

HARVEY LIVING TRUST

Date: ________________ By: ______________________________
Glenda Cooper, as Trustee

ROBERT J. HILLIARD

Date: ________________ ______________________________

REBECCA HILLMAN

Date: ________________ ______________________________

THERESA HOLLAND

Date: 4-7-16 Theresa Holland

JOHN HUBBARD

Date: ________________ ______________________________

WILLIAM BRENT HUBBARD

Date: ________________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 22 of 58

DENNIS HARRIS

Date: ____________________ ____________________________________

HARVEY LIVING TRUST

Date: ____________________ By: ________________________________
Glenda Cooper, as Trustee

ROBERT J. HILLIARD

Date: ____________________ ____________________________________

REBECCA HILLMAN

Date: ____________________ ____________________________________

THERESA HOLLAND

Date: ____________________ ____________________________________

JOHN HUBBARD

Date: 4/7/2016 ____________________________________

WILLIAM BRENT HUBBARD

Date: ____________________ ____________________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 22 of 58

DENNIS HARRIS

Date: ________________ ______________________________

HARVEY LIVING TRUST

Date: ________________ By: ______________________________
Glenda Cooper, as Trustee

ROBERT J. HILLIARD

Date: ________________ ______________________________

REBECCA HILLMAN

Date: ________________ ______________________________

THERESA HOLLAND

Date: ________________ ______________________________

JOHN HUBBARD

Date: ________________ ______________________________

WILLIAM BRENT HUBBARD

Date: ________________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 22 of 58

GEORGE HUTCHINSON

Date: 21-Apr-2016 [signature]

LAURA HUTCHINSON

Date: 22 APR 2016 Laura J Hutchinson

DON HUTTO

Date: ______________ ______________________________

LONA INGLIS

Date: ______________ ______________________________

RONALD INGLIS

Date: ______________ ______________________________

IVORY ARTISTS, INC.

Date: ______________ ______________________________

ANNA JACOBI

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 23 of 58

GEORGE HUTCHINSON

Date: ______________ ______________________________

LAURA HUTCHINSON

Date: ______________ ______________________________

DON HUTTO

Date: 4-10-2016 Don L. Hutto

LONA INGLIS

Date: ______________ ______________________________

RONALD INGLIS

Date: ______________ ______________________________

IVORY ARTISTS, INC.

Date: ______________ ______________________________

ANNA JACOBI

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 23 of 58

GEORGE HUTCHINSON

Date: ______________ ______________________________

LAURA HUTCHINSON

Date: ______________ ______________________________

DON HUTTO

Date: ______________ ______________________________

LONA INGLIS

Date: 04-10-16 Lona a Inglis

RONALD INGLIS

Date: 04-10-16 Ronald Inglis

IVORY ARTISTS, INC.

Date: ______________ ______________________________

ANNA JACOBI

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 23 of 58

GEORGE HUTCHINSON

Date: ____________ ______________________________

LAURA HUTCHINSON

Date: ____________ ______________________________

DON HUTTO

Date: ____________ ______________________________

LONA INGLIS

Date: ____________ ______________________________

RONALD INGLIS

Date: ____________ ______________________________

IVORY ARTISTS, INC.

Date: May 5, 2016 Dr. Lisa Thomas

ANNA JACOBI

Date: ____________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 23 of 58

GEORGE HUTCHINSON

Date: ____________ ______________________________

LAURA HUTCHINSON

Date: ____________ ______________________________

DON HUTTO

Date: ____________ ______________________________

LONA INGLIS

Date: ____________ ______________________________

RONALD INGLIS

Date: ____________ ______________________________

IVORY ARTISTS, INC.

Date: ____________ ______________________________

ANNA JACOBI

Date: 4-7-16 Anna Jacobi

COMPROMISE SETTLEMENT AGREEMENT – Page 23 of 58

RICHARD JACOBI

Date: April 7th 2016 ______________________

JOE JENNINGS

Date: ______________ ______________________

CLARA JOHNSON

Date: ______________ ______________________

GARY JOHNSON

Date: ______________ ______________________

ROSS JOHNSTON

Date: ______________ ______________________

HENRY JONES

Date: ______________ ______________________

NANCY JONES

Date: ______________ ______________________

COMPROMISE SETTLEMENT AGREEMENT Page 24 of 58

RICHARD JACOBI

Date: ________________ ______________________________

JOE JENNINGS

Date: 4-12-2016 Joe Jennings

CLARA JOHNSON

Date: ________________ ______________________________

GARY JOHNSON

Date: ________________ ______________________________

ROSS JOHNSTON

Date: ________________ ______________________________

HENRY JONES

Date: ________________ ______________________________

NANCY JONES

Date: ________________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 24 of 58

RICHARD JACOBI

Date: ______________ ______________________________

JOE JENNINGS

Date: ______________ ______________________________

CLARA JOHNSON

Date: 4-12-16 Clara Johnson

GARY JOHNSON

Date: 4-12-16 Gary Johnson

ROSS JOHNSTON

Date: ______________ ______________________________

HENRY JONES

Date: ______________ ______________________________

NANCY JONES

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 24 of 58

RICHARD JACOBI

Date: ________________ ________________________________

JOE JENNINGS

Date: ________________ ________________________________

CLARA JOHNSON

Date: ________________ ________________________________

GARY JOHNSON

Date: ________________ ________________________________

ROSS JOHNSTON

Date: ________________ ________________________________

HENRY JONES

Date: 6-30-16 Henry Jones

NANCY JONES

Date: 6-30-16 Nancy Jones

COMPROMISE SETTLEMENT AGREEMENT—Page 24 of 58

SHANA JONES

Date: 04.06.2016 [signature: Shana N. Jones]

WAYNE JORTNER, DDS

Date: ______________ ______________________________

SANJAY JOSHI

Date: ______________ ______________________________

THOMAS J. KANOUSE

Date: ______________ ______________________________

THE KAYE FAMILY TRUST

Date: ______________ By: ______________________________
Michael C. Kaye, as Trustee

THE KAYE FAMILY TRUST

Date: ______________ By: ______________________________
Pamela S. Gerver-Kaye, as Trustee

ALAN KELLOGG

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 25 of 58

SHANA JONES

Date: ________________ ______________________________

WAYNE JORTNER, DDS

Date: 13 April 2016 Wayne P. Jortner DDS

SANJAY JOSHI

Date: ________________ ______________________________

THOMAS J. KANOUSE

Date: ________________ ______________________________

THE KAYE FAMILY TRUST

Date: ________________ By: ______________________________
Michael C. Kaye, as Trustee

THE KAYE FAMILY TRUST

Date: ________________ By: ______________________________
Pamela S. Gerver-Kaye, as Trustee

ALAN KELLOGG

Date: ________________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 25 of 58

SHANA JONES

Date: ________________ ____

WAYNE JORTNER, DDS

Date: ________________ ____

SANJAY JOSHI

DocuSigned by:
Sanjay Joshi
2F3437EE142349B...

Date: 4/6/2016 ____

THOMAS J. KANOUSE

Date: ________________ ____

THE KAYE FAMILY TRUST

Date: ________________ By: ________________________________
Michael C. Kaye, as Trustee

THE KAYE FAMILY TRUST

Date: ________________ By: ________________________________
Pamela S. Gerver-Kaye, as Trustee

ALAN KELLOGG

Date: ________________ ____

COMPROMISE SETTLEMENT AGREEMENT—Page 25 of 58

SHANA JONES

Date: ________________ ______________________________

WAYNE JORTNER, DDS

Date: ________________ ______________________________

SANJAY JOSHI

Date: ________________ ______________________________

THOMAS J. KANOUSE

Date: 4/19/16 [signature: Thomas J. Kanouse]

THE KAYE FAMILY TRUST

Date: ________________ By: ______________________________
Michael C. Kaye, as Trustee

THE KAYE FAMILY TRUST

Date: ________________ By: ______________________________
Pamela S. Gerver-Kaye, as Trustee

ALAN KELLOGG

Date: ________________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 25 of 58

SHANA JONES

Date: ________________ ______________________________

WAYNE JORTNER, DDS

Date: ________________ ______________________________

SANJAY JOSHI

Date: ________________ ______________________________

THOMAS J. KANOUSE

Date: ________________ ______________________________

THE KAYE FAMILY TRUST

Date: APRIL 5, 2016 By: ______________________________
Michael C. Kaye, as Trustee

THE KAYE FAMILY TRUST

Date: 4/5/16 By: Pamela S. Gerver-Kaye
Pamela S. Gerver-Kaye, as Trustee

ALAN KELLOGG

Date: ________________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 25 of 58

SHANA JONES

Date: ________________ ________________________________

WAYNE JORTNER, DDS

Date: ________________ ________________________________

SANJAY JOSHI

Date: ________________ ________________________________

THOMAS J. KANOUSE

Date: ________________ ________________________________

THE KAYE FAMILY TRUST

Date: ________________ By: ________________________________
Michael C. Kaye, as Trustee

THE KAYE FAMILY TRUST

Date: ________________ By: ________________________________
Pamela S. Gerver-Kaye, as Trustee

ALAN KELLOGG

Date: ________________ Alan Kellogg ________________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 25 of 58

RICHARD KITCHEN

Date: 4/8/16 Richard K

JANET KOHLER

Date: ______________ ______________________________

KIRK KOHLER

Date: ______________ ______________________________

DAVID L. KOVAC

Date: ______________ ______________________________

THE GEORGE AND JACQUELINE KRABBE FAMILY TRUST

Date: ______________ By: ______________________________
George Krabbe, as Trustee

THE GEORGE AND JACQUELINE KRABBE FAMILY TRUST

Date: ______________ By: ______________________________
Jacqueline Krabbe, as Trustee

JAMES KRIZMAN

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT Page 26 of 58

RICHARD KITCHEN

Date: ____________ ______________________________

JANET KOHLER

Date: 6/27/16 [signature]

KIRK KOHLER

Date: 6/27/16 [signature]

DAVID L. KOVAC

Date: ____________ ______________________________

THE GEORGE AND JACQUELINE KRABBE FAMILY TRUST

Date: ____________ By: ______________________________
George Krabbe, as Trustee

THE GEORGE AND JACQUELINE KRABBE FAMILY TRUST

Date: ____________ By: ______________________________
Jacqueline Krabbe, as Trustee

JAMES KRIZMAN

Date: ____________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 26 of 58

2331 W. Northwest Hwy., 2nd Floor Dallas, TX 75220 Phone: 214.526.7900 Fax: 214.526.7910 Toll-Free: 877.308.7900

RICHARD KITCHEN

Date: ________________ ________________________________

JANET KOHLER

Date: ________________ ________________________________

KIRK KOHLER

Date: ________________ ________________________________

DAVID L. KOVAC

Date: 4/5/16 David L. Kovac

THE GEORGE AND JACQUELINE KRABBE FAMILY TRUST

Date: ________________ By: ________________________________
George Krabbe, as Trustee

THE GEORGE AND JACQUELINE KRABBE FAMILY TRUST

Date: ________________ By: ________________________________
Jacqueline Krabbe, as Trustee

JAMES KRIZMAN

Date: ________________ ________________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 26 of 58

KIRK KOHLER

DAVID L. KOVAC

THE GEORGE AND JACQUELINE KRABBE FAMILY TRUST

By: [signature]
George Krabbe, as Trustee

THE GEORGE AND JACQUELINE KRABBE FAMILY TRUST

By: [signature]
Jacqueline Krabbe, as Trustee

JAMES KRIZMAN

Page 26 of 58

RICHARD KITCHEN

Date: ______________ ______________________________

JANET KOHLER

Date: ______________ ______________________________

KIRK KOHLER

Date: ______________ ______________________________

DAVID L. KOVAC

Date: ______________ ______________________________

THE GEORGE AND JACQUELINE KRABBE FAMILY TRUST

Date: ______________ By: ______________________________
George Krabbe, as Trustee

THE GEORGE AND JACQUELINE KRABBE FAMILY TRUST

Date: ______________ By: ______________________________
Jacqueline Krabbe, as Trustee

JAMES KRIZMAN

Date: April 5, 2016 ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 26 of 58

DON CHAEN KWOK

Date: 4/10/16 ______________________________

KELLY LAIR

Date: ____________ ______________________________

PEGGY LAIR

Date: ____________ ______________________________

KATHLEEN LANGHURST

Date: ____________ ______________________________

PAULA LANGHURST

Date: ____________ ______________________________

JOSEPH A. LILLI, II

Date: ____________ ______________________________

DENISE LOVE

Date: ____________ ______________________________

JAMES LOVE

Date: ____________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 27 of 58

DON CHAEN KWOK

Date: ______________ ______________________________

KELLY LAIR

Date: 4-26-16 Kelly Lair

PEGGY LAIR

Date: 4-24-16 Peggy Lair

KATHLEEN LANGHURST

Date: ______________ ______________________________

PAULA LANGHURST

Date: ______________ ______________________________

JOSEPH A. LILLI, II

Date: ______________ ______________________________

DENISE LOVE

Date: ______________ ______________________________

JAMES LOVE

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 27 of 58

DON CHAEN KWOK

Date: ____________________ ____

KELLY LAIR

Date: ____________________ ____

PEGGY LAIR

Date: ____________________ ____

KATHLEEN LANGHURST

Date: April 5, 2016 Kathleen Langhurst

PAULA LANGHURST

Date: ____________________ ____

JOSEPH A. LILLI, II

Date: ____________________ ____

DENISE LOVE

Date: ____________________ ____

JAMES LOVE

Date: ____________________ ____

COMPROMISE SETTLEMENT AGREEMENT—Page 27 of 58

DON CHAEN KWOK

Date: ________________ ______________________________

KELLY LAIR

Date: ________________ ______________________________

PEGGY LAIR

Date: ________________ ______________________________

KATHLEEN LANGHURST

Date: ________________ ______________________________

PAULA LANGHURST

Date: 04/05/2016 Paula Langhurst

JOSEPH A. LILLI, II

Date: ________________ ______________________________

DENISE LOVE

Date: ________________ ______________________________

JAMES LOVE

Date: ________________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 27 of 58

Case 15-40289-rfn11 Doc 2668-1 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 93 of 100
Apr 08 16 05:05p Joe 2105617772 p.2

DON CHAEN KWOK

Date: ______________ ______________________________

KELLY LAIR

Date: ______________ ______________________________

PEGGY LAIR

Date: ______________ ______________________________

KATHLEEN LANGHURST

Date: ______________ ______________________________

PAULA LANGHURST

Date: ______________ ______________________________

JOSEPH A. LILLI, II

Date: 8 April 2016 Joseph A. Lilli II

DENISE LOVE

Date: ______________ ______________________________

JAMES LOVE

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 27 of 58

2331 W. Northwest Hwy., 2nd Floor Dallas, TX 75220 Phone: 214.526.7900 Fax: 214.526.7910 Toll-Free: 877.308.7900

DON CHAEN KWOK

Date: ____________ ______________________________

KELLY LAIR

Date: ____________ ______________________________

PEGGY LAIR

Date: ____________ ______________________________

KATHLEEN LANGHURST

Date: ____________ ______________________________

PAULA LANGHURST

Date: ____________ ______________________________

JOSEPH A. LILLI, II

Date: ____________ ______________________________

DENISE LOVE

Date: 4/09/16 Denise Love

JAMES LOVE

Date: 4/7/16 James Love

COMPROMISE SETTLEMENT AGREEMENT—Page 27 of 58

JOANNA LUNSFORD

Date: 5-10-16 ____________ Joanna Lunsford

RAY LUNSFORD

Date: 5/10/2016 ____________ [signature]

CAROLYN LUTZ

Date: ____________ ____________

DOUGLAS C. LUTZ

Date: ____________ ____________

RICHARD PAUL LUTZ, JR.

Date: ____________ ____________

JUDSON MARSTERS

Date: ____________ ____________

DOROTHY MARSTERS

Date: ____________ ____________

COMPROMISE SETTLEMENT AGREEMENT—Page 28 of 58

JOANNA LUNSFORD

Date: ________________ ______________________________

RAY LUNSFORD

Date: ________________ ______________________________

CAROLYN LUTZ

Date: 4/6/16 Carolyn Lutz

DOUGLAS C. LUTZ

Date: ________________ ______________________________

RICHARD PAUL LUTZ, JR.

Date: ________________ ______________________________

JUDSON MARSTERS

Date: ________________ ______________________________

DOROTHY MARSTERS

Date: ________________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 28 of 58

Case 15-40289-rfn11 Doc 2668-1 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 97 of 100
2331 W. Northwest Hwy., 2nd Floor Dallas, TX 75220 Phone 214.528.7900 Fax: 214.528.7910 Toll-Free: 877.308.7900

JOANNA LUNSFORD

Date: ______________ ______________________________

RAY LUNSFORD

Date: ______________ ______________________________

CAROLYN LUTZ

Date: ______________ ______________________________

DOUGLAS C. LUTZ

Date: 5/9/2016 ______________________________

RICHARD PAUL LUTZ, JR.

Date: ______________ ______________________________

JUDSON MARSTERS

Date: ______________ ______________________________

DOROTHY MARSTERS

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 28 of 58

05/09/2016 10:04 9167228892 JUSTENDIT: PAGE 03/03

JOANNA LUNSFORD

Date: ________________ ______________________________

RAY LUNSFORD

Date: ________________ ______________________________

CAROLYN LUTZ

Date: ________________ ______________________________

DOUGLAS C. LUTZ

Date: ________________ ______________________________

RICHARD PAUL LUTZ, JR.

Date: 24 Jun 2016 [signature]

JUDSON MARSTERS

Date: ________________ ______________________________

DOROTHY MARSTERS

Date: ________________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 28 of 58

JOANNA LUNSFORD

Date: ____________ ______________________________

RAY LUNSFORD

Date: ____________ ______________________________

CAROLYN LUTZ

Date: ____________ ______________________________

DOUGLAS C. LUTZ

Date: ____________ ______________________________

RICHARD PAUL LUTZ, JR.

Date: ____________ ______________________________

JUDSON MARSTERS

Date: ____________ X [signature] ______________________________

DOROTHY MARSTERS

Date: ____________ Dorothy Marsters by Melanie Freeman POA ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 28 of 58

THOMAS MARTI

Date: 4/6/2016 Thomas Marti

CHARLES MATHIS

Date: ____________ ______________________________

TODD MCCLAIN

Date: ____________ ______________________________

WILLIAM TROY MCCLAIN

Date: ____________ ______________________________

HELEN Z. MCDERMOTT

Date: ____________ ______________________________

ALBERT MCKINLEY

Date: ____________ ______________________________

GENEVA MCKINLEY

Date: ____________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 29 of 58

THOMAS MARTI

Date: ________________ ______________________________

CHARLES MATHIS

Date: 4/6/2016 ______________________________

TODD MCCLAIN

Date: ________________ ______________________________

WILLIAM TROY MCCLAIN

Date: ________________ ______________________________

HELEN Z. MCDERMOTT

Date: ________________ ______________________________

ALBERT MCKINLEY

Date: ________________ ______________________________

GENEVA MCKINLEY

Date: ________________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 29 of 58

THOMAS MARTI

Date: ______________ ______________________________

CHARLES MATHIS

Date: ______________ ______________________________

TODD MCCLAIN

Date: 4/19/16 ______________________________

WILLIAM TROY MCCLAIN

Date: ______________ ______________________________

HELEN Z. MCDERMOTT

Date: ______________ ______________________________

ALBERT MCKINLEY

Date: ______________ ______________________________

GENEVA MCKINLEY

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 29 of 58

Scanned by CamScanner

THOMAS MARTI

Date: ________________ ________________________________

CHARLES MATHIS

Date: ________________ ________________________________

TODD MCCLAIN

Date: ________________ ________________________________

WILLIAM TROY MCCLAIN

Date: 4-6-16 William Troy McClain. Jr.

HELEN Z. MCDERMOTT

Date: ________________ ________________________________

ALBERT MCKINLEY

Date: ________________ ________________________________

GENEVA MCKINLEY

Date: ________________ ________________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 29 of 58

THOMAS MARTI

Date: ________________ ______________________________

CHARLES MATHIS

Date: ________________ ______________________________

TODD MCCLAIN

Date: ________________ ______________________________

WILLIAM TROY MCCLAIN

Date: ________________ ______________________________

HELEN Z. MCDERMOTT

Date: April 20, 2016 Attorney-in-Fact for Helen Z McDermott

ALBERT MCKINLEY

Date: ________________ ______________________________

GENEVA MCKINLEY

Date: ________________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 29 of 58

THOMAS MARTI

Date: ______________ ______________________________

CHARLES MATHIS

Date: ______________ ______________________________

TODD MCCLAIN

Date: ______________ ______________________________

WILLIAM TROY MCCLAIN

Date: ______________ ______________________________

HELEN Z. MCDERMOTT

Date: ______________ ______________________________

ALBERT MCKINLEY

Date: 4-5-16 Albert McKinley

GENEVA MCKINLEY

Date: 4-5-16 Geneva McKinley

COMPROMISE SETTLEMENT AGREEMENT—Page 29 of 58

WILLIAM McLAREN LIVING TRUST

Date: ____________________ By: ________________________ TTEE
William McLaren, as Trustee

JUNE McLAREN LIVING TRUST

Date: ____________________ By: ________________________ TTEE
June McLaren, as Trustee

ED E. McWILLIAMS REVOCABLE TRUST

Date: ____________________ By: ________________________
Ed McWilliams, as Trustee

ED E. McWILLIAMS REVOCABLE TRUST

Date: ____________________ By: ________________________
Nancy McWilliams, as Trustee

AGUEDA MELLADO

Date: ____________________ ________________________

EDUARDO MELLADO

Date: ____________________ ________________________

ADRIENNE MONDEAU

Date: ____________________ ________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 30 of 58

WILLIAM MCLAREN LIVING TRUST

Date: ____________ By: ______________________
William McLaren, as Trustee

WILLIAM MCLAREN LIVING TRUST

Date: ____________ By: ______________________
June McLaren, as Trustee

ED E. MCWILLIAMS REVOCABLE TRUST

Date: 4-12-16 By: Ed McWilliams
Ed McWilliams, as Trustee

ED E. MCWILLIAMS REVOCABLE TRUST

Date: 4-12-16 By: Nancy McWilliams
Nancy McWilliams, as Trustee

AGUEDA MELLADO

Date: ____________ ______________________

EDUARDO MELLADO

Date: ____________ ______________________

ADRIENNE MONDEAU

Date: ____________ ______________________

COMPROMISE SETTLEMENT AGREEMENT—Page 30 of 58

WILLIAM MCLAREN LIVING TRUST

Date: ________________ By: ______________________________
William McLaren, as Trustee

WILLIAM MCLAREN LIVING TRUST

Date: ________________ By: ______________________________
June McLaren, as Trustee

ED E. MCWILLIAMS REVOCABLE TRUST

Date: ________________ By: ______________________________
Ed McWilliams, as Trustee

ED E. MCWILLIAMS REVOCABLE TRUST

Date: ________________ By: ______________________________
Nancy McWilliams, as Trustee

AGUEDA MELLADO

Date: ________________ ______________________________

EDUARDO MELLADO

Date: ________________ ______________________________

ADRIENNE MONDEAU

Date: ________________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 30 of 58

WILLIAM MCLAREN LIVING TRUST

Date: ____________ By: ______________________
June McLaren, as Trustee

ED E. MCWILLIAMS REVOCABLE TRUST

Date: ____________ By: ______________________
Ed McWilliams, as Trustee

ED E. MCWILLIAMS REVOCABLE TRUST

Date: ____________ By: ______________________
Nancy McWilliams, as Trustee

AGUEDA MELLADO

Date: ____________ ______________________

EDUARDO MELLADO

Date: ____________ ______________________

ADRIENNE MONDEAU

Date: Apr. 5, 2016 Adrienne Mondeau

COMPROMISE SETTLEMENT AGREEMENT—Page 30 of 58

2331 W. Northwest Hwy., 2nd Floor Dallas, TX 75220 Phone: 214.526.7900 Fax: 214.526.7910 Toll-Free: 877.308.7900

ARTHUR MORROW

Date: 4/5/16 Arthur W. Morrow

JENNIE MORROW

Date: 4/5/16 Jennie E. Morrow

TERRANCE L. MORSE

Date: ______________ ______________________________

MATTHEW MUCKER

Date: ______________ ______________________________

ASHLEY MULLIGAN

Date: ______________ ______________________________

GARY MULLINS

Date: ______________ ______________________________

ANN MUNGER

Date: ______________ ______________________________

ROBERT MUNGER

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 31 of 58

ARTHUR MORROW

Date: ________________ ________________________________

JENNIE MORROW

Date: ________________ ________________________________

TERRANCE L. MORSE

Date: 4-6-2016 Terrance L Morse

MATTHEW MUCKER

Date: ________________ ________________________________

ASHLEY MULLIGAN

Date: ________________ ________________________________

GARY MULLINS

Date: ________________ ________________________________

ANN MUNGER

Date: ________________ ________________________________

ROBERT MUNGER

Date: ________________ ________________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 31 of 58

ARTHUR MORROW

Date: ____________ ______________________________

JENNIE MORROW

Date: ____________ ______________________________

TERRANCE L. MORSE

Date: ____________ ______________________________

MATTHEW MUCKER

Date: 4/7/16 ______________________________

ASHLEY MULLIGAN

Date: ____________ ______________________________

GARY MULLINS

Date: ____________ ______________________________

ANN MUNGER

Date: ____________ ______________________________

ROBERT MUNGER

Date: ____________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 31 of 58

ARTHUR MORROW

Date: ______________ ______________________________

JENNIE MORROW

Date: ______________ ______________________________

TERRANCE L. MORSE

Date: ______________ ______________________________

MATTHEW MUCKER

Date: ______________ ______________________________

ASHLEY MULLIGAN

Date: ______________ ______________________________

GARY MULLINS

Date: 4-6-2016 Gary L Mullins

ANN MUNGER

Date: ______________ ______________________________

ROBERT MUNGER

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 31 of 58

ARTHUR MORROW

Date: ____________ ______________________________

JENNIE MORROW

Date: ____________ ______________________________

TERRANCE L. MORSE

Date: ____________ ______________________________

MATTHEW MUCKER

Date: ____________ ______________________________

ASHLEY MULLIGAN

Date: ____________ ______________________________

GARY MULLINS

Date: ____________ ______________________________

ANN MUNGER

Date: 4-12-16 Ann Munger

ROBERT MUNGER

Date: 4-12-16 Robert Munger

COMPROMISE SETTLEMENT AGREEMENT—Page 31 of 58

Apr 07 Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 215 of 100

DONNA NEAL

Date: 4-7-16 Donna Neal

EARL NEAL

Date: 4/7/2016 [signature]

JERRY NELSON

Date: ______________ ______________________________

JOAN NELSON

Date: ______________ ______________________________

CHRISTENE NINICH, OBO JAMES HENRY NINICH, DECEASED

Date: ______________ ______________________________

NIX AND NIX FAMILY, LP

Date: ______________ ______________________________

By: ______________________________

Title: ______________________________

WENDY NOLIN

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 32 of 58 Part of Email Data 4/5/2016

DONNA NEAL

Date: ____________ ______________________________

EARL NEAL

Date: ____________ ______________________________

JERRY NELSON

Date: 4/6/2016 [signature]

JOAN NELSON

Date: 4-6-2016 [signature]

CHRISTENE NINICH, OBO JAMES HENRY NINICH, DECEASED

Date: ____________ ______________________________

NIX AND NIX FAMILY, LP

Date: ____________ ______________________________

By: ______________________

Title: ______________________

WENDY NOLIN

Date: ____________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 32 of 58

DONNA NEAL

Date: ____________ ______________________________

EARL NEAL

Date: ____________ ______________________________

JERRY NELSON

Date: ____________ ______________________________

JOAN NELSON

Date: ____________ ______________________________

CHRISTENE NINICH, OBO JAMES HENRY NINICH, DECEASED

Date: 4-7-2016 x Christene Ninich

NIX AND NIX FAMILY, LP

Date: ____________ ______________________________

By: ______________________
Title: ______________________

WENDY NOLIN

Date: ____________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 32 of 58

DONNA NEAL

Date: ________________ ________________________________

EARL NEAL

Date: ________________ ________________________________

JERRY NELSON

Date: ________________ ________________________________

JOAN NELSON

Date: ________________ ________________________________

CHRISTENE NINICH, OBO JAMES HENRY NINICH, DECEASED

Date: ________________ ________________________________

NIX AND NIX FAMILY, LP

Date: 4/10/2016 Nix and Nix Family, LP

By: CLIFFORD E. NIX Sen

Title: PARTNER

WENDY NOLIN

Date: ________________ ________________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 32 of 58

DONNA NEAL

Date: ______________ ________________________________

EARL NEAL

Date: ______________ ________________________________

JERRY NELSON

Date: ______________ ________________________________

JOAN NELSON

Date: ______________ ________________________________

CHRISTENE NINICH, OBO JAMES HENRY NINICH, DECEASED

Date: ______________ ________________________________

NIX AND NIX FAMILY, LP

Date: 4-14-16 ________________________________

By: ______________________
Title: ______________________

WENDY NOLIN

Date: 4·14·16 ________________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 32 of 58

MARY O'KEEFE

Date: 4/6/16 ______________ Mary O'Keefe ______________

JO ORMSBY

Date: ______________ ______________

ELADIO PADRON

Date: ______________ ______________

ROBYN PARROTT

Date: ______________ ______________

DAYNA PATTY

Date: ______________ ______________

KEVIN PATTY

Date: ______________ ______________

MELISSA PATTY

Date: ______________ ______________

COMPROMISE SETTLEMENT AGREEMENT—Page 33 of 58

MARY O'KEEFE

Date: ____________ ____________________________

JO ORMSBY

Date: 4/22/16 X Jo Ormsby

ELADIO PADRON

Date: ____________ ____________________________

ROBYN PARROTT

Date: ____________ ____________________________

DAYNA PATTY

Date: ____________ ____________________________

KEVIN PATTY

Date: ____________ ____________________________

MELISSA PATTY

Date: ____________ ____________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 33 of 58

MARY O'KEEFE

Date: ______________ ______________________________

JO ORMSBY

Date: ______________ ______________________________

ELADIO PADRON

Date: 4-7-16 [signature]

ROBYN PARROTT

Date: ______________ ______________________________

DAYNA PATTY

Date: ______________ ______________________________

KEVIN PATTY

Date: ______________ ______________________________

MELISSA PATTY

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 33 of 58

MARY O'KEEFE

Date: ________________ ______________________________

JO ORMSBY

Date: ________________ ______________________________

ELADIO PADRON

Date: ________________ ______________________________

ROBYN PARROTT

Date: 4/5/16 Robyn Parrott

DAYNA PATTY

Date: ________________ ______________________________

KEVIN PATTY

Date: ________________ ______________________________

MELISSA PATTY

Date: ________________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 33 of 58

MARY O'KEEFE

Date: ________________ ______________________________

JO ORMSBY

Date: ________________ ______________________________

ELADIO PADRON

Date: ________________ ______________________________

ROBYN PARROTT

Date: ________________ ______________________________

DAYNA PATTY

Date: May 01, 2016 Dayna K. Patty

KEVIN PATTY

Date: May 01, 2016 Kevin B. Patty

MELISSA PATTY

Date: May 01, 2016 Melissa Sevilla

COMPROMISE SETTLEMENT AGREEMENT—Page 33 of 58

THERESE PATTY

Date: May 01, 2016 Therese M. Patty

BROCK PENNEL

Date: ______________ ______________________________

DIANA PENNEL

Date: ______________ ______________________________

HAZEL PHILLIPS

Date: ______________ ______________________________

AUGUSTINE PIPPI

Date: ______________ ______________________________

SUSAN PIPPI

Date: ______________ ______________________________

GLENDA PIRIE

Date: ______________ ______________________________

HUBERT PLUMLEE

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 34 of 58

THERESE PATTY

Date: ______________ ______________________________

BROCK PENNEL

Date: 4-5-2016 ______________________________

DIANA PENNEL

Date: 4-5-2016 ______________________________

HAZEL PHILLIPS

Date: ______________ ______________________________

AUGUSTINE PIPPI

Date: ______________ ______________________________

SUSAN PIPPI

Date: ______________ ______________________________

GLENDA PIRIE

Date: ______________ ______________________________

HUBERT PLUMLEE

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 34 of 58

THERESE PATTY

Date: ________________ ______________________________________

BROCK PENNEL

Date: ________________ ______________________________________

DIANA PENNEL

Date: ________________ ______________________________________

HAZEL PHILLIPS

Date: 4-12-16 Hazel Phillips

AUGUSTINE PIPPI

Date: ________________ ______________________________________

SUSAN PIPPI

Date: ________________ ______________________________________

GLENDA PIRIE

Date: ________________ ______________________________________

HUBERT PLUMLEE

Date: ________________ ______________________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 34 of 58

THERESE PATTY

Date: ____________ ____________________

BROCK PENNEL

Date: ____________ ____________________

DIANA PENNEL

Date: ____________ ____________________

HAZEL PHILLIPS

Date: ____________ ____________________

AUGUSTINE PIPPI

Date: 6-27-16 Augustine Pippi

SUSAN PIPPI

Date: 6-27-16 Susan Pippi

GLENDA PIRIE

Date: ____________ ____________________

HUBERT PLUMLEE

Date: ____________ ____________________

COMPROMISE SETTLEMENT AGREEMENT—Page 34 of 58

THERESE PATTY

Date: ________________ ______________________________

BROCK PENNEL

Date: ________________ ______________________________

DIANA PENNEL

Date: ________________ ______________________________

HAZEL PHILLIPS

Date: ________________ ______________________________

AUGUSTINE PIPPI

Date: ________________ ______________________________

SUSAN PIPPI

Date: ________________ ______________________________

GLENDA PIRIE

Date: June 30, 2016 Glenda Pirie

HUBERT PLUMLEE

Date: ________________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 34 of 58

THERESE PATTY

Date: ______________ ______________________________

BROCK PENNEL

Date: ______________ ______________________________

DIANA PENNEL

Date: ______________ ______________________________

HAZEL PHILLIPS

Date: ______________ ______________________________

AUGUSTINE PIPPI

Date: ______________ ______________________________

SUSAN PIPPI

Date: ______________ ______________________________

GLENDA PIRIE

Date: ______________ ______________________________

HUBERT PLUMLEE

Date: 4/6/2016 Hubert Plumlee

COMPROMISE SETTLEMENT AGREEMENT—Page 34 of 58

CHARLES POLK

Date: May 27, 2016 Charles Polk

MARILYN POLK

Date: May 27, 2016 Marilyn Polk

KONRAD E. POTH

Date: ____________ ____________________________

CHARLES G. QUARNSTROM

Date: ____________ ____________________________

MARJORIE E. QUARNSTROM

Date: ____________ ____________________________

CHARLES G. AND MARJORIE E. QUARNSTROM REVOCABLE LIVING TRUST

Date: ____________ By: ____________________________
Faye Bagby, as Trustee

MAHESH RAISINGHANI

Date: ____________ ____________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 35 of 58

CHARLES POLK

Date: ________________ ________________________________

MARILYN POLK

Date: ________________ ________________________________

KONRAD E. POTH

Date: 4-5-16 KE Poth

CHARLES G. QUARNSTROM

Date: ________________ ________________________________

MARJORIE E. QUARNSTROM

Date: ________________ ________________________________

CHARLES G. AND MARJORIE E. QUARNSTROM
REVOCABLE LIVING TRUST

Date: ________________ By: ________________________________
Faye Bagby, as Trustee

MAHESH RAISINGHANI

Date: ________________ ________________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 35 of 58

CHARLES POLK

Date: ______________ ______________________________

MARILYN POLK

Date: ______________ ______________________________

KONRAD E. POTH

Date: ______________ ______________________________

CHARLES G. QUARNSTROM Deceased.

Date: ______________ ______________________________

MARJORIE E. QUARNSTROM Power of attorney

Date: April 6-16 Faye Bagby Trustee

CHARLES G. AND MARJORIE E. QUARNSTROM REVOCABLE LIVING TRUST

Date: April 6-16 By: ______________________________
Faye Bagby, as Trustee

MAHESH RAISINGHANI

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 35 of 58

CHARLES POLK

Date: ________________ ______________________________

MARILYN POLK

Date: ________________ ______________________________

KONRAD E. POTH

Date: ________________ ______________________________

CHARLES G. QUARNSTROM

Date: ________________ ______________________________

MARJORIE E. QUARNSTROM

Date: ________________ ______________________________

CHARLES G. AND MARJORIE E. QUARNSTROM REVOCABLE LIVING TRUST

Date: ________________ By: ______________________________
Faye Bagby, as Trustee

MAHESH RAISINGHANI

Date: April 5, 2016 [signature]

COMPROMISE SETTLEMENT AGREEMENT—Page 35 of 58

JAMIESON READER

Date: 4-16-2016 [signature]

MISTI READER

Date: 4-19-2016 Misti Reader

JANET RECKER

Date: ______________ ______________________________

STEVEN RECKER

Date: ______________ ______________________________

JIM REDDEN, JR.

Date: ______________ ______________________________

CHARLES REYNOLDS

Date: ______________ ______________________________

DENNIS RICE

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 36 of 58

JAMIESON READER

Date: ______________ ______________________________

MISTI READER

Date: ______________ ______________________________

JANET RECKER

Date: 4-5-16 Janet R. Recker

STEVEN RECKER

Date: 4-5-16 [signature]

JIM REDDEN, JR.

Date: ______________ ______________________________

CHARLES REYNOLDS

Date: ______________ ______________________________

DENNIS RICE

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 36 of 58

JAMIESON READER

Date: ________________ ________________________________

MISTI READER

Date: ________________ ________________________________

JANET RECKER

Date: ________________ ________________________________

STEVEN RECKER

Date: ________________ ________________________________

JIM REDDEN, JR.

Date: 4/6/16 Jim Redden Jr.

CHARLES REYNOLDS

Date: ________________ ________________________________

DENNIS RICE

Date: ________________ ________________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 36 of 58

JAMIESON READER

Date: ____________ ______________________________

MISTI READER

Date: ____________ ______________________________

JANET RECKER

Date: ____________ ______________________________

STEVEN RECKER

Date: ____________ ______________________________

JIM REDDEN, JR.

Date: ____________ ______________________________

CHARLES REYNOLDS

Date: 4/5/16 ______________________________

DENNIS RICE

Date: ____________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 36 of 58

JAMIESON READER

ate: ____________ ______________________

MISTI READER

ate: ____________ ______________________

JANET RECKER

ate: ____________ ______________________

STEVEN RECKER

ate: ____________ ______________________

JIM REDDEN, JR.

ate: ____________ ______________________

CHARLES REYNOLDS

ate: ____________ ______________________

DENNIS RICE

ate: 12 April 2016 Dennis Rice

OMPROMISE SETTLEMENT AGREEMENT—Page 36 of 58

LOUIS D. RICHARDSON, II

Date: 4-7-16 Louis D. Richardson II

WILLIAM RIVARD

Date: ____________ ______________________________

JOE RODDY

Date: ____________ ______________________________

DEBORAH ROSE-MCDANIEL

Date: ____________ ______________________________

IRA M. SABBAGH TRUST

Date: ____________ ______________________________
By: Ira M. Sabbagh, as Trustee

SUSAN B. SACHANKO

Date: ____________ ______________________________

BRANDON SANDERS

Date: ____________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 37 of 58

LOUIS D. RICHARDSON, II

Date: ________________ ________________________________

WILLIAM RIVARD

Date: 4/12/16 William Rivard

JOE RODDY

Date: ________________ ________________________________

DEBORAH ROSE-MCDANIEL

Date: ________________ ________________________________

IRA M. SABBAGH TRUST

Date: ________________ ________________________________
By: Ira M. Sabbagh, as Trustee

SUSAN B. SACHANKO

Date: ________________ ________________________________

BRANDON SANDERS

Date: ________________ ________________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 37 of 58

LOUIS D. RICHARDSON, II

Date: ____________ ______________________

WILLIAM RIVARD

Date: ____________ ______________________

JOE RODDY

Date: 4/05/16 ______________________

DEBORAH ROSE-MCDANIEL

Date: ____________ ______________________

IRA M. SABBAGH TRUST

Date: ____________ ______________________
By: Ira M. Sabbagh, as Trustee

SUSAN B. SACHANKO

Date: ____________ ______________________

BRANDON SANDERS

Date: ____________ ______________________

COMPROMISE SETTLEMENT AGREEMENT—Page 37 of 58

LOUIS D. RICHARDSON, II

Date: ____________ ______________________________

WILLIAM RIVARD

Date: ____________ ______________________________

JOE RODDY

Date: ____________ ______________________________

DEBORAH ROSE-MCDANIEL

Date: 4-13-16 X Deborah Rose-McDaniel

IRA M. SABBAGH TRUST

Date: ____________ ______________________________

By: Ira M. Sabbagh, as Trustee

SUSAN B. SACHANKO

Date: ____________ ______________________________

BRANDON SANDERS

Date: ____________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 37 of 58

LOUIS D. RICHARDSON, II

Date: ______________ ______________________________

WILLIAM RIVARD

Date: ______________ ______________________________

JOE RODDY

Date: ______________ ______________________________

DEBORAH ROSE-MCDANIEL

Date: ______________ ______________________________

IRA M. SABBAGH TRUST

Date: 4-5-16 Ira M. Sabbagh, Trustee

By: Ira M. Sabbagh, as Trustee

SUSAN B. SACHANKO

Date: ______________ ______________________________

BRANDON SANDERS

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 37 of 58

LOUIS D. RICHARDSON, II

Date: ________________ ________________________________

WILLIAM RIVARD

Date: ________________ ________________________________

JOE RODDY

Date: ________________ ________________________________

DEBORAH ROSE-MCDANIEL

Date: ________________ ________________________________

IRA M. SABBAGH TRUST

Date: ________________ ________________________________

By: Ira M. Sabbagh, as Trustee

SUSAN B. SACHANKO

Date: 04/08/2016 Susan B. Sachanko

BRANDON SANDERS

Date: ________________ ________________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 37 of 58

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 46 of 100
May 06 16 07:25a MesaVerdeGunSmith 3256553625 p.1

LOUIS D. RICHARDSON, II

Date: ____________ ______________________________

WILLIAM RIVARD

Date: ____________ ______________________________

JOE RODDY

Date: ____________ ______________________________

DEBORAH ROSE-MCDANIEL

Date: ____________ ______________________________

IRA M. SABBAGH TRUST

Date: ____________ ______________________________
By: Ira M. Sabbagh, as Trustee

SUSAN B. SACHANKO

Date: ____________ ______________________________

BRANDON SANDERS

Date: 05/05/2016 [signature]

COMPROMISE SETTLEMENT AGREEMENT—Page 37 of 58

2331 W. Northwest Hwy., 2nd Floor Dallas, TX 75220 Phone: 214.526.7900 Fax: 214.526.7910 Toll-Free: 877.308.7900

MICHAEL SANDERSON

Date: 4/5/16 Michael Sanderson

WILL SANDOVAL

Date: ______________ ______________________________

ANA SANDOVAL

Date: ______________ ______________________________

LINDA SAUCEDA

Date: ______________ ______________________________

CARL F. SCHWAB, III

Date: ______________ ______________________________

JOHN SCHWAB

Date: ______________ ______________________________

BUD S. SEE

Date: ______________ ______________________________

ERICK SEKELY

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 38 of 58

MICHAEL SANDERSON

Date: ____________ ______________________________

WILL SANDOVAL

Date: 04/06/2016 ______________________________

ANA SANDOVAL

Date: 04/06/16 ______________________________

LINDA SAUCEDA

Date: ____________ ______________________________

CARL F. SCHWAB, III

Date: ____________ ______________________________

JOHN SCHWAB

Date: ____________ ______________________________

BUD S. SEE

Date: ____________ ______________________________

ERICK SEKELY

Date: ____________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 38 of 58

MICHAEL SANDERSON

Date: ____________ ______________________________

WILL SANDOVAL

Date: ____________ ______________________________

ANA SANDOVAL

Date: ____________ ______________________________

LINDA SAUCEDA

Date: 4-7-16 Linda Sauceda

CARL F. SCHWAB, III

Date: ____________ ______________________________

JOHN SCHWAB

Date: ____________ ______________________________

BUD S. SEE

Date: ____________ ______________________________

ERICK SEKELY

Date: ____________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 38 of 58

MICHAEL SANDERSON

Date: ________________ ______________________________

WILL SANDOVAL

Date: ________________ ______________________________

ANA SANDOVAL

Date: ________________ ______________________________

LINDA SAUCEDA

Date: ________________ ______________________________

CARL F. SCHWAB, III

Date: 4-8-16 Carl F. Schwab III

JOHN SCHWAB

Date: ________________ ______________________________

BUD S. SEE

Date: ________________ ______________________________

ERICK SEKELY

Date: ________________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 38 of 58

MICHAEL SANDERSON

Date: ________________ ________________________________

WILL SANDOVAL

Date: ________________ ________________________________

ANA SANDOVAL

Date: ________________ ________________________________

LINDA SAUCEDA

Date: ________________ ________________________________

CARL F. SCHWAB, III

Date: ________________ ________________________________

JOHN SCHWAB

Date: 5/9/16 ________________________________

BUD S. SEE

Date: ________________ ________________________________

ERICK SEKELY

Date: ________________ ________________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 38 of 58

MICHAEL SANDERSON

Date: ____________ ______________________

WILL SANDOVAL

Date: ____________ ______________________

ANA SANDOVAL

Date: ____________ ______________________

LINDA SAUCEDA

Date: ____________ ______________________

CARL F. SCHWAB, III

Date: ____________ ______________________

JOHN SCHWAB

Date: ____________ ______________________

BUD S. SEE

Date: 4/09/2016 Bud S. See

ERICK SEKELY

Date: ____________ ______________________

COMPROMISE SETTLEMENT AGREEMENT—Page 38 of 58

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 53 of 100

Date: ____________ ____________________________

CARL F. SCHWAB, III

Date: ____________ ____________________________

JOHN SCHWAB

Date: ____________ ____________________________

BUD S. SEE

Date: ____________ ____________________________

ERICK SEKELY

Date: 7 April 2016 ____________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 38 of 58

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 54 of 100

SHERRIFF FAMILY, LLC

Date: 4/11/2016 [signature] by James W Sherriff P.O.A

ROBERT SHIRING

Date: ______________ ______________________________

LEIGH B. SIMMS

Date: ______________ ______________________________

CHARLES E. SMITH

Date: ______________ ______________________________

SANDRA SMITH-CONNER

Date: ______________ ______________________________

SOMERSET PARTNERS STRATEGIC ASSET

Date: ______________ ______________________________

By: David Whitmire
Title: ______________________

CATHY M. STAGNER

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 39 of 58

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 55 of 100

SHERRIFF FAMILY, LLC

Date: ________________ ________________________________

ROBERT SHIRING

Date: 4/5/16 ________________________________

LEIGH B. SIMMS

Date: ________________ ________________________________

CHARLES E. SMITH

Date: ________________ ________________________________

SANDRA SMITH-CONNER

Date: ________________ ________________________________

SOMERSET PARTNERS STRATEGIC ASSET

Date: ________________ ________________________________

By: David Whitmire
Title: ________________________

CATHY M. STAGNER

Date: ________________ ________________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 39 of 58

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 56 of 100

SHERRIFF FAMILY, LLC

Date: ______________ ________________________________

ROBERT SHIRING

Date: ______________ ________________________________

LEIGH B. SIMMS

Date: 05/04/2016 /s/ Leigh B. Simms

CHARLES E. SMITH

Date: ______________ ________________________________

SANDRA SMITH-CONNER

Date: ______________ ________________________________

SOMERSET PARTNERS STRATEGIC ASSET

Date: ______________ ________________________________

By: David Whitmire
Title: ____________________

CATHY M. STAGNER

Date: ______________ ________________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 39 of 58

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 57 of 100

SHERRIFF FAMILY, LLC

Date: ______________ ______________________________

ROBERT SHIRING

Date: ______________ ______________________________

LEIGH B. SIMMS

Date: ______________ ______________________________

CHARLES E. SMITH

Date: April 5, 2016 Charles E. Smith

SANDRA SMITH-CONNER

Date: ______________ ______________________________

SOMERSET PARTNERS STRATEGIC ASSET

Date: ______________ ______________________________

By: David Whitmire
Title: ______________________

CATHY M. STAGNER

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 39 of 58

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 58 of 100

SHERRIFF FAMILY, LLC

Date: ______________ ______________________________

ROBERT SHIRING

Date: ______________ ______________________________

LEIGH B. SIMMS

Date: ______________ ______________________________

CHARLES E. SMITH

Date: ______________ ______________________________

SANDRA SMITH-CONNER

Date: 4/9/16 Sandra Smith Conner

SOMERSET PARTNERS STRATEGIC ASSET

Date: ______________ ______________________________

By: David Whitmire
Title: ______________________

CATHY M. STAGNER

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 39 of 58

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 59 of 100

SHERRIFF FAMILY, LLC

Date: ______________ ______________________________

ROBERT SHIRING

Date: ______________ ______________________________

LEIGH B. SIMMS

Date: ______________ ______________________________

CHARLES E. SMITH

Date: ______________ ______________________________

SANDRA SMITH-CONNER

Date: ______________ ______________________________

SOMERSET PARTNERS STRATEGIC ASSET

Date: 4-5-16 ______________________________

By: David Whitmire
Title: President

CATHY M. STAGNER

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 39 of 58

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 60 of 100

SHERRIFF FAMILY, LLC

Date: ______________ ______________________________

ROBERT SHIRING

Date: ______________ ______________________________

LEIGH B. SIMMS

Date: ______________ ______________________________

CHARLES E. SMITH

Date: ______________ ______________________________

SANDRA SMITH-CONNER

Date: ______________ ______________________________

SOMERSET PARTNERS STRATEGIC ASSET

Date: ______________ ______________________________

By: David Whitmire
Title: ____________________

CATHY M. STAGNER

Date: 7/5/16 Cathy M. Stagner

COMPROMISE SETTLEMENT AGREEMENT—Page 39 of 58

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 61 of 100

MICHAEL P. STARK

Date: 3-10-16 ______________ Michael P. Stark ______________

THE STELMAK FAMILY TRUST

Date: ______________ ______________

By: Robert Stelmak, as Trustee

THE STELMAK FAMILY TRUST

Date: ______________ ______________

By: Judith Stelmak, as Trustee

ROBERT STELMAK

Date: ______________ ______________

DAVID A. STEPHAN

Date: ______________ ______________

MARILYN STEUBEN

Date: ______________ ______________

DEBBIE T. STOREY

Date: ______________ ______________

COMPROMISE SETTLEMENT AGREEMENT—Page 40 of 58

MICHAEL P. STARK

Date: ____________________ ____

THE STELMAK FAMILY TRUST

Date: 4/5/16 Robert Stelmak Trustee

By: Robert Stelmak, as Trustee

THE STELMAK FAMILY TRUST

Date: 4-5-16 Judith Stelmak

By: Judith Stelmak, as Trustee

ROBERT STELMAK

Date: 4/5/16 Robert Stelmak

DAVID A. STEPHAN

Date: ____________________ ____

MARILYN STEUBEN

Date: ____________________ ____

DEBBIE T. STOREY

Date: ____________________ ____

COMPROMISE SETTLEMENT AGREEMENT—Page 40 of 58

MICHAEL P. STARK

Date: ________________ ______________________________

THE STELMAK FAMILY TRUST

Date: ________________ ______________________________
By: Robert Stelmak, as Trustee

THE STELMAK FAMILY TRUST

Date: ________________ ______________________________
By: Judith Stelmak, as Trustee

ROBERT STELMAK

Date: ________________ ______________________________

DAVID A. STEPHAN

Date: 4-5-2016 Marilyn J Steuben

MARILYN STEUBEN

Date: ________________ ______________________________

DEBBIE T. STOREY

Date: ________________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 40 of 58

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 64 of
APR/26/2016/TUE 12:14 PM Stoneridge Creek Pls 100 FAX No. 9252499435 P. 001

TO Jessie Foss 214-237-9002
HO cP

MICHAEL P. STARK

Date: ____________ ______________________

THE STELMAK FAMILY TRUST

Date: ____________ ______________________
By: Robert Stelmak, as Trustee

THE STELMAK FAMILY TRUST

Date: ____________ ______________________
By: Judith Stelmak, as Trustee

ROBERT STELMAK

Date: ____________ ______________________

DAVID A. STEPHAN

Date: ____________ ______________________

MARILYN STEUBEN

Date: 4-25-2016 Marilyn J Steuben

DEBBIE T. STOREY

Date: ____________ ______________________

COMPROMISE SETTLEMENT AGREEMENT—Page 40 of 58

2331 W. Northwest Hwy., 2nd Floor Dallas, TX 75220 Phone: 214.526.7900 Fax: 214.526.7910 Toll-Free: 877.308.7900

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 65 of 100
04/06/2016 16:45 FAX 001

MICHAEL P. STARK

Date: ____________ ______________________________

THE STELMAK FAMILY TRUST

Date: ____________ ______________________________
By: Robert Stelmak, as Trustee

THE STELMAK FAMILY TRUST

Date: ____________ ______________________________
By: Judith Stelmak, as Trustee

ROBERT STELMAK

Date: ____________ ______________________________

DAVID A. STEPHAN

Date: ____________ ______________________________

MARILYN STEUBEN

Date: ____________ ______________________________

DEBBIE T. STOREY

Date: 4/6/16 [signature]

COMPROMISE SETTLEMENT AGREEMENT—Page 40 of 58

BELA TALLHAMMER

Date: 4/5/16 ____________ Bela Tallhammer ____________

ALAN TUCKER

Date: ____________ ____________

JERRY VORHEIS

Date: ____________ ____________

RICHARD & JUDY WALKER FAMILY TRUST

Date: ____________ ____________
By: Richard Walker, as Trustee

RICHARD & JUDY WALKER FAMILY TRUST

Date: ____________ ____________
By: Judy Walker, as Trustee

VAN WALKER

Date: ____________ ____________

WANDA WARNER

Date: ____________ ____________

COMPROMISE SETTLEMENT AGREEMENT—Page 41 of 58

Case 67 of

BELA TALLHAMMER

5-5-2016

ALAN TUCKER

JERRY VORHEIS

RICHARD & JUDY WALKER FAMIL

By: Richard Walker, as Trustee

RICHARD & JUDY WALKER F

By: Judy Walker, as Trustee

VAN WALKER

BELA TALLHAMMER

Date: ________________ ________________________________

ALAN TUCKER

Date: ________________ ________________________________

JERRY VORHEIS

Date: 4-7-16 Jerry Vorheis

RICHARD & JUDY WALKER FAMILY TRUST

Date: ________________ ________________________________
By: Richard Walker, as Trustee

RICHARD & JUDY WALKER FAMILY TRUST

Date: ________________ ________________________________
By: Judy Walker, as Trustee

VAN WALKER

Date: ________________ ________________________________

WANDA WARNER

Date: ________________ ________________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 41 of 58

BELA TALLHAMMER

Date: ______________ ________________________________

ALAN TUCKER

Date: ______________ ________________________________

JERRY VORHEIS

Date: ______________ ________________________________

RICHARD & JUDY WALKER FAMILY TRUST

Date: ______________ ________________________________
By: Richard Walker, as Trustee

RICHARD & JUDY WALKER FAMILY TRUST

Date: ______________ ________________________________
By: Judy Walker, as Trustee

VAN WALKER

Date: April 5, 2016 Wanda Warner

WANDA WARNER

Date: ______________ ________________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 41 of 58

ELMER WEDDEL

Date: 4-10-2016 Elmer Weddel
Martha Hunt POA

HOWARD WHITE

Date: ________________ ________________________________

GERALD WILLIAMS, JR. & SHANA JONES REVOCABLE LIVING TRUST

Date: ________________ ________________________________
By: Gerald Williams, Jr., as Trustee

GERALD WILLIAMS, JR. & SHANA JONES REVOCABLE LIVING TRUST

Date: ________________ ________________________________
By: Shana Jones, as Trustee

ROBERT WHITEHURST

Date: ________________ ________________________________

DAVID WHITMIRE

Date: ________________ ________________________________

THOMAS G. WILLIAMS

Date: ________________ ________________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 42 of 58

ELMER WEDDEL

Date: ______________ ______________________________

HOWARD WHITE

Date: 4/5/2016 Howard White

GERALD WILLIAMS, JR. & SHANA JONES REVOCABLE LIVING TRUST

Date: ______________ ______________________________

By: Gerald Williams, Jr., as Trustee

GERALD WILLIAMS, JR. & SHANA JONES REVOCABLE LIVING TRUST

Date: ______________ ______________________________

By: Shana Jones, as Trustee

ROBERT WHITEHURST

Date: ______________ ______________________________

DAVID WHITMIRE

Date: ______________ ______________________________

THOMAS G. WILLIAMS

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 42 of 58

ELMER WEDDEL

Date: ________________ ______________________________

HOWARD WHITE

Date: ________________ ______________________________

GERALD WILLIAMS, JR. & SHANA JONES REVOCABLE LIVING TRUST

Date: 04/06/2016 [signature]

By: Gerald Williams, Jr., as Trustee

GERALD WILLIAMS, JR. & SHANA JONES REVOCABLE LIVING TRUST

Date: 04.06.2016 [signature]

By: Shana Jones, as Trustee

ROBERT WHITEHURST

Date: ________________ ______________________________

DAVID WHITMIRE

Date: ________________ ______________________________

THOMAS G. WILLIAMS

Date: ________________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 42 of 58

ELMER WEDDEL

Date: ________________ ____

HOWARD WHITE

Date: ________________ ____

GERALD WILLIAMS, JR. & SHANA JONES REVOCABLE LIVING TRUST

Date: ________________ ____
By: Gerald Williams, Jr., as Trustee

GERALD WILLIAMS, JR. & SHANA JONES REVOCABLE LIVING TRUST

Date: ________________ ____
By: Shana Jones, as Trustee

ROBERT WHITEHURST

Date: 4/5/16 Robert Whitehurst

DAVID WHITMIRE

Date: ________________ ____

THOMAS G. WILLIAMS

Date: ________________ ____

COMPROMISE SETTLEMENT AGREEMENT—Page 42 of 58

ELMER WEDDEL

Date: ______________ ______________________________

HOWARD WHITE

Date: ______________ ______________________________

GERALD WILLIAMS, JR. & SHANA JONES REVOCABLE LIVING TRUST

Date: ______________ ______________________________

By: Gerald Williams, Jr., as Trustee

GERALD WILLIAMS, JR. & SHANA JONES REVOCABLE LIVING TRUST

Date: ______________ ______________________________

By: Shana Jones, as Trustee

ROBERT WHITEHURST

Date: ______________ ______________________________

DAVID WHITMIRE

Date: 4-5-16 ______________________________

THOMAS G. WILLIAMS

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 42 of 58

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 75 of 100

ELMER WEDDEL

Date: ____________________ ____

HOWARD WHITE

Date: ____________________ ____

GERALD WILLIAMS, JR. & SHANA JONES REVOCABLE LIVING TRUST

Date: ____________________ ____
By: Gerald Williams, Jr., as Trustee

GERALD WILLIAMS, JR. & SHANA JONES REVOCABLE LIVING TRUST

Date: ____________________ ____
By: Shana Jones, as Trustee

ROBERT WHITEHURST

Date: ____________________ ____

DAVID WHITMIRE

Date: ____________________ ____

THOMAS G. WILLIAMS

Date: 04-20-2016 Thomas G. Williams

COMPROMISE SETTLEMENT AGREEMENT—Page 42 of 58

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 76 of 100
6/8/16, 8:27 PM

Back to Message Life Partners - Settlement A... 43 / 117

JOHN WILLINGHAM

Date: ____________________ ____________________

DARLENE WILSON

Date: ____________________ ____________________

JOHN WOELFEL

Date: ____________________ ____________________

CLIFFORD WOHLEB

Date: ____________________ ____________________

JENNES WOHLEB

Date:

Page 43 of 58

about:blank Page 1 of 1

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 77 of 100

JOHN WILLINGHAM

Date: ____________ ______________________________

DARLENE WILSON

Date: 4-18-16 Darlene Wilson

JOHN WOELFEL

Date: ____________ ______________________________

CLIFFORD WOHLEB

Date: ____________ ______________________________

JENNES WOHLEB

Date: ____________ ______________________________

DANIEL WOOD

Date: ____________ ______________________________

SHARON WOOD

Date: ____________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 43 of 58

Apr 05 16 01:24p John R Woelfel 561-784-5998 p.1
Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 78 of 100

JOHN WILLINGHAM

Date: ______________ ______________________________

DARLENE WILSON

Date: ______________ ______________________________

JOHN WOELFEL

Date: 4-5-2016 [signature]

CLIFFORD WOHLEB

Date: ______________ ______________________________

JENNES WOHLEB

Date: ______________ ______________________________

DANIEL WOOD

Date: ______________ ______________________________

SHARON WOOD

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 43 of 58

2331 W. Northwest Hwy., 2nd Floor Dallas, TX 75220 Phone: 214.526.7900 Fax: 214.526.7910 Toll-Free: 877.308.7900

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 79 of 100

JOHN WILLINGHAM

Date: ______________ ______________________________

DARLENE WILSON

Date: ______________ ______________________________

JOHN WOELFEL

Date: ______________ ______________________________

CLIFFORD WOHLEB

Date: 4-7-16 Clifford D. Wohleb, Sr

JENNES WOHLEB

Date: 4-7-16 Jennes Wohleb

DANIEL WOOD

Date: ______________ ______________________________

SHARON WOOD

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 43 of 58

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 80 of 100

JOHN WILLINGHAM

Date: ____________ ______________________________

DARLENE WILSON

Date: ____________ ______________________________

JOHN WOELFEL

Date: ____________ ______________________________

CLIFFORD WOHLEB

Date: ____________ ______________________________

JENNES WOHLEB

Date: ____________ ______________________________

DANIEL WOOD

Date: 4/11/16 ______________________________

SHARON WOOD

Date: 4/11/16 ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 43 of 58

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 81 of 100

AMY ZAGAR

Date: 05 April 2016 Amy Zagar

KEITH ZAGAR

Date: 05 April 2016 Keith Zagar

MURIEL M. ZANONI

Date: ________________ ______________________________

BRENDA KAY WILLIAMS

Date: ________________ ______________________________

BUFORD JOHN YOUNG

Date: ________________ ______________________________

CARLOS HERNANDEZ

Date: ________________ ______________________________

CHARLES (CR) FRANKLIN RAINS

Date: ________________ ______________________________

THE CLAUDETTE J. BRANDON FAMILY TRUST

Date: ________________ ______________________________

By: ______________________, as Trustee

COMPROMISE SETTLEMENT AGREEMENT—Page 44 of 58

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 82 of 100

AMY ZAGAR

Date: ________________ ______________________________

KEITH ZAGAR

Date: ________________ ______________________________

MURIEL M. ZANONI

Date: 4-5-2016 Muriel M. Zanoni

BRENDA KAY WILLIAMS

Date: ________________ ______________________________

BUFORD JOHN YOUNG

Date: ________________ ______________________________

CARLOS HERNANDEZ

Date: ________________ ______________________________

CHARLES (CR) FRANKLIN RAINS

Date: ________________ ______________________________

THE CLAUDETTE J. BRANDON FAMILY TRUST

Date: ________________ ______________________________

By: ______________________________, as Trustee

COMPROMISE SETTLEMENT AGREEMENT—Page 44 of 58

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 83 of 100

AMY ZAGAR

Date: ________________ ______________________________

KEITH ZAGAR

Date: ________________ ______________________________

MURIEL M. ZANONI

Date: ________________ ______________________________

BRENDA KAY WILLIAMS

Date: ________________ ______________________________

BUFORD JOHN YOUNG

Date: April 12, 2016 Buford John Young

CARLOS HERNANDEZ

Date: ________________ ______________________________

CHARLES (CR) FRANKLIN RAINS

Date: ________________ ______________________________

THE CLAUDETTE J. BRANDON FAMILY TRUST

Date: ________________ ______________________________

By: ____________________________, as Trustee

COMPROMISE SETTLEMENT AGREEMENT—Page 44 of 58

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 84 of 100

AMY ZAGAR

Date: ____________ ______________________________

KEITH ZAGAR

Date: ____________ ______________________________

MURIEL M. ZANONI

Date: ____________ ______________________________

BRENDA KAY WILLIAMS

Date: ____________ ______________________________

BUFORD JOHN YOUNG

Date: ____________ ______________________________

CARLOS HERNANDEZ

Date: ____________ ______________________________

CHARLES (CR) FRANKLIN RAINS

Date: ____________ ______________________________

THE CLAUDETTE J. BRANDON FAMILY TRUST

Date: 4-12-16 The Claudette J. Brandon Family Trust

By: Paula S Carlton, TTEE as Trustee

COMPROMISE SETTLEMENT AGREEMENT—Page 44 of 58

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 85 of 100

THE CRAIG D. SMITH MD PROFIT SHARING PLAN

Date: ______________ ______________________________
By:______________________
Title: ______________________

DEAN H. GRAVES

Date: 4/4/16 [signature]

DEAN M. KLINGER

Date: ______________ ______________________________

DEBRA J. MINTS

Date: ______________ ______________________________

ELIZABETH ORLOWSKI

Date: ______________ ______________________________

FLINT IMMEL

Date: ______________ ______________________________

FRANK GREG WILLIAMS

Date: ______________ ______________________________

FREDERICK R. FONSECA

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 45 of 58

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 86 of 100

THE CRAIG D. SMITH MD PROFIT SHARING PLAN

Date: ____________ ______________________________
By: ______________________
Title: ______________________

DEAN H. GRAVES

Date: 4-4-2016 ______________________________

DEAN M. KLINGER

Date: ____________ ______________________________

DEBRA J. MINTS

Date: ____________ ______________________________

ELIZABETH ORLOWSKI

Date: ____________ ______________________________

FLINT IMMEL

Date: ____________ ______________________________

FRANK GREG WILLIAMS

Date: ____________ ______________________________

FREDERICK R. FONSECA

Date: ____________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 45 of 58

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 87 of 100

THE CRAIG D. SMITH MD PROFIT SHARING PLAN

Date: ____________ ____________________________

By:____________________________
Title: ____________________________

DEAN H. GRAVES

Date: ____________ ____________________________

DEAN M. KLINGER

Date: 4/11/16 Debra J. Mints

DEBRA J. MINTS

Date: ____________ ____________________________

ELIZABETH ORLOWSKI

Date: ____________ ____________________________

FLINT IMMEL

Date: ____________ ____________________________

FRANK GREG WILLIAMS

Date: ____________ ____________________________

FREDERICK R. FONSECA

Date: ____________ ____________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 45 of 58

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 88 of 100

THE CRAIG D. SMITH MD PROFIT SHARING PLAN

Date: ________________ ______________________________
By:______________________
Title: ______________________

DEAN H. GRAVES

Date: ________________ ______________________________

DEAN M. KLINGER

Date: ________________ ______________________________

DEBRA J. MINTS

Date: ________________ ______________________________

ELIZABETH ORLOWSKI

Date: 4/7/16 ______________________________

FLINT IMMEL

Date: ________________ ______________________________

FRANK GREG WILLIAMS

Date: ________________ ______________________________

FREDERICK R. FONSECA

Date: ________________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 45 of 58

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 89 of 100

AMY ZAGAR

Date: ______________ ______________________________

KEITH ZAGAR

Date: ______________ ______________________________

MURIEL M. ZANONI

Date: ______________ ______________________________

BRENDA KAY WILLIAMS

Date: ______________ ______________________________

BUFORD JOHN YOUNG

Date: ______________ ______________________________

CARLOS HERNANDEZ

Date: 5/16/16 Charles (CR) Franklin Rains

CHARLES (CR) FRANKLIN RAINS

Date: ______________ ______________________________

THE CLAUDETTE J. BRANDON FAMILY TRUST

Date: ______________ ______________________________

By: ______________________, as Trustee

COMPROMISE SETTLEMENT AGREEMENT—Page 45 of 59

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 90 of 100

AMY ZAGAR

Date: ______________ ______________________________

KEITH ZAGAR

Date: ______________ ______________________________

MURIEL M. ZANONI

Date: ______________ ______________________________

BRENDA KAY WILLIAMS

Date: ______________ ______________________________

BUFORD JOHN YOUNG

Date: ______________ ______________________________

CARLOS HERNANDEZ

Date: 5/11/16 Charles (CR) Franklin Rains

CHARLES (CR) FRANKLIN RAINS

Date: ______________ ______________________________

THE CLAUDETTE J. BRANDON FAMILY TRUST

Date: ______________ ______________________________

By: ______________________, as Trustee

COMPROMISE SETTLEMENT AGREEMENT—Page 45 of 59

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 91 of 100

HELEN
Z. MCDERMOTT

Date: APRIL 22, 2016 ATTORNEY-IN-FACT FOR HELEN MCDERMOTT

JACQUELINE M. SAVOIE

Date: ________________ ________________________________

PAUL SAVOIE

Date: ________________ ________________________________

JANICE SEAMAN

Date: ________________ ________________________________

JESSE VILLAREAL

Date: ________________ ________________________________

YOLANDA VILLAREAL

Date: ________________ ________________________________

JOSEPH J. GILL

Date: ________________ ________________________________

JUDY MOWREY

Date: ________________ ________________________________

KATHY L. BYFIELD

Date: ________________ ________________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 46 of 58

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 92 of 100

Z. McDermott

Date: ______________ ______________________________

Jacqueline M. Savoie

Date: 6-25-16 Jacqueline M Savoie

Paul Savoie

Date: ______________ ______________________________

Janice Seaman

Date: ______________ ______________________________

Jesse Villareal

Date: ______________ ______________________________

Yolanda Villareal

Date: ______________ ______________________________

Joseph J. Gill

Date: ______________ ______________________________

Judy Mowrey

Date: ______________ ______________________________

Kathy L. Byfield

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 47 of 59

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 93 of 100

Z. MCDERMOTT

Date: ______________ ______________________________

JACQUELINE M. SAVOIE

Date: ______________ ______________________________

PAUL SAVOIE

Date: ______________ ______________________________

JANICE SEAMAN

Date: April 8, 2016 Janice Seaman

JESSE VILLAREAL

Date: ______________ ______________________________

YOLANDA VILLAREAL

Date: ______________ ______________________________

JOSEPH J. GILL

Date: ______________ ______________________________

JUDY MOWREY

Date: ______________ ______________________________

KATHY L. BYFIELD

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 46 of 58

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 94 of 100

Z. McDERMOTT

Date: ____________ ______________________________

JACQUELINE M. SAVOIE

Date: ____________ ______________________________

PAUL SAVOIE

Date: ____________ ______________________________

JANICE SEAMAN

Date: ____________ ______________________________

JESSE VILLAREAL

Date: ____________ ______________________________

YOLANDA VILLAREAL

Date: ____________ ______________________________

JOSEPH J. GILL

Date: 4-8-16 Joseph J. Gill

JUDY MOWREY

Date: ____________ ______________________________

KATHY L. BYFIELD

Date: ____________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 46 of 58

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 95 of 100

Z. McDERMOTT

Date: ________________ ______________________________

JACQUELINE M. SAVOIE

Date: ________________ ______________________________

PAUL SAVOIE

Date: ________________ ______________________________

JANICE SEAMAN

Date: ________________ ______________________________

JESSE VILLAREAL

Date: ________________ ______________________________

YOLANDA VILLAREAL

Date: ________________ ______________________________

JOSEPH J. GILL

Date: ________________ ______________________________

JUDY MOWREY

Date: ________________ ______________________________

KATHY L. BYFIELD

Date: 4/13/15 Kathy L. Byfield

COMPROMISE SETTLEMENT AGREEMENT—Page 46 of 58

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 96 of 100

Z. McDERMOTT

Date: ____________ ____________________________

JACQUELINE M. SAVOIE

Date: ____________ ____________________________

PAUL SAVOIE

Date: ____________ ____________________________

JANICE SEAMAN

Date: ____________ ____________________________

JESSE VILLAREAL

Date: ____________ ____________________________

YOLANDA VILLAREAL

Date: ____________ ____________________________

JOSEPH J. GILL

Date: ____________ ____________________________

JUDY MOWREY

Date: ____________ ____________________________

KATHY L. BYFIELD MICHAEL A. BYFIELD

Date: 4/13/15 Kathy L. Byfield Michael Byfield

COMPROMISE SETTLEMENT AGREEMENT—Page 46 of 58

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 97 of 100

LANE COURSON

Date: ________________ ______________________________

DIANE COURSON

Date: ________________ ______________________________

LARRY FORD

Date: ________________ ______________________________

LINDA PACHECO

Date: ________________ ______________________________

LORENA MOLINA-ROJAS

Date: ________________ ______________________________

MARY B. MOFFETT

Date: ________________ ______________________________

MATTHEW C. BAYNHAM

Date: 4-15-2016 ______________________________

NANCY LOUISE LEONARD TRUST II

Date: ________________ ______________________________

By: ________________________, as Trustee

COMPROMISE SETTLEMENT AGREEMENT—Page 47 of 58

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 98 of 100

LANE COURSON

Date: ________________ ________________________________

DIANE COURSON

Date: ________________ ________________________________

LARRY FORD

Date: ________________ ________________________________

LINDA PACHECO

Date: 4-15-16 Linda Pacheco

LORENA MOLINA-ROJAS

Date: ________________ ________________________________

MARY B. MOFFETT

Date: ________________ ________________________________

MATTHEW C. BAYNHAM

Date: ________________ ________________________________

NANCY LOUISE LEONARD TRUST II

Date: ________________ ________________________________

By: ________________________, as Trustee

COMPROMISE SETTLEMENT AGREEMENT—Page 48 of 59

Case 15-40289-rfn11 Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 99 of 100

LANE COURSON

Date: ________________ ____________________________________

DIANE COURSON

Date: ________________ ____________________________________

LARRY FORD

Date: ________________ ____________________________________

LINDA PACHECO

Date: ________________ ____________________________________

LORENA MOLINA-ROJAS

Date: 5-26-16 ____________________________________

MARY B. MOFFETT

Date: ________________ ____________________________________

MATTHEW C. BAYNHAM

Date: ________________ ____________________________________

NANCY LOUISE LEONARD TRUST II

Date: ________________ ____________________________________

By: ________________________, as Trustee

COMPROMISE SETTLEMENT AGREEMENT—Page 48 of 59

Case 15-40289-rfn[redacted]Doc 2668-2 Filed 07/08/16 Entered 07/08/16 20[redacted]47 Page 100 of 100

Date: ______________ ______________________________

MARY B. MOFFETT

Date: ______________ ______________________________

MATTHEW C. BASSHAM

Date: ______________ ______________________________

NANCY LOUISE LEONARD TRUST II

Date: ______________ ______________________________

By: ________________________, as Trustee

COMPROMISE SETTLEMENT AGREEMENT—Page 47 of 58

NIEWOEHNER PARTNERSHIP
DEFINED BENEFIT PLAN

Date: 5-31-16 ______________________________

By: [signature]
Title: President

NORTH SHORE PODIATRY PROFIT SHARING PLAN

Date: ______________ ______________________________

By: ______________________
Title: ______________________

RONALD W. TIPTON

Date: ______________ ______________________________

SCOTT FARRAR

Date: ______________ ______________________________

SHANE FOSTER

Date: ______________ ______________________________

SHAUGHAN CONNELLY

Date: ______________ ______________________________

SUSAN MCKEE

Date: ______________ ______________________________

NIEWOEHNER PARTNERSHIP
DEFINED BENEFIT PLAN

Date: ________________

____
By:____________________________
Title: _________________________

NORTH SHORE PODIATRY PROFIT SHARING PLAN

Date: 4/5/16

____
By: Howard Stone
Title: Partner

RONALD W. TIPTON

Date: ________________

____

SCOTT FARRAR

Date: ________________

____

SHANE FOSTER

Date: ________________

____

SHAUGHAN CONNELLY

Date: ________________

____

SUSAN MCKEE

Date: ________________

____

COMPROMISE SETTLEMENT AGREEMENT—Page 48 of 58

NIEWOEHNER PARTNERSHIP
DEFINED BENEFIT PLAN

Date: ______________ ______________________________
By:______________________
Title: ______________________

NORTH SHORE PODIATRY PROFIT SHARING PLAN

Date: ______________ ______________________________
By:______________________
Title: ______________________

RONALD W. TIPTON

Date: 4/15/16 Scott Farrar

SCOTT FARRAR

Date: ______________ ______________________________

SHANE FOSTER

Date: ______________ ______________________________

SHAUGHAN CONNELLY

Date: ______________ ______________________________

SUSAN MCKEE

Date: ______________ ______________________________

COMPROMISE SETTLEMENT AGREEMENT—Page 48 of 58

LANE COURSON

Date: ________________ ______________________________

DIANE COURSON

Date: ________________ ______________________________

LARRY FORD

Date: ________________ ______________________________

LINDA PACHECO

Date: ________________ ______________________________

LORENA MOLINA-ROJAS

Date: ________________ ______________________________

MARY B. MOFFETT

Date: 4/22/16 X Mary B. Moffett

MATTHEW C. BAYNHAM

Date: ________________ ______________________________

NANCY LOUISE LEONARD TRUST II

Date: ________________ ______________________________

By: ______________________, as Trustee

COMPROMISE SETTLEMENT AGREEMENT—Page 48 of 59

SUZANNE MULKEY-KIMBREL

Date: 4-18-2016 Suzanne Mulkey-Kimbrel

THE SPEED REVOCABLE TRUST

Date: ______________

____

By: ______________________, as Trustee

COMPROMISE SETTLEMENT AGREEMENT—Page 49 of 58

06/03/2016 08:48 Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16 Entered 07/08/16 20:29:47 Page 5 of 74 (FAX) P.001/001

SUZANNE MULKEY-KIMBREL

Date: ______________ ______________________________

THE SPEED REVOCABLE TRUST

Date: ______________ ______________________________

By: ______________________________, as Trustee

MICHAEL BYFIELD

Date: ______________ ______________________________

OFFICIAL COMMITTEE OF UNSECURED CREDITORS

Date: 6/1/16 By: ______________________________
Mark Reddus, Member

Date: 5/27/16 By: ______________________________
Bert Scalzo, Member

Date: 5/27/16 By: ______________________________
Skip Trimble, Member

COMPROMISE SETTLEMENT AGREEMENT—Page 50 of 60

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 6 of 74

Exhibit 10.3

EXHIBIT 1

1.	Allen, Jr., James
2.	Armstrong, Sandra
3.	Babb, Joseph
4.	Balady, Louis
5.	Barbarin, Joy C.
6.	Beal, Christopher
7.	Bingiel, Alana
8.	Bingiel, Joseph
9.	Bingiel, Joseph & Alana
10.	Birtcher, Danny
11.	Blackwell, Hurshel Dwayne
12.	Blackwell, Patricia
13.	Broderick, Matthew
14.	Brown, Emily
15.	Padron, Eladio
16.	Byram, Jimmie
17.	Carey, Nancy
18.	Carey, Robert
19.	Carey, Robert & Nancy
20.	Carpenter, Barbara
21.	Carpenter, Michael
22.	Chapman, Rita
23.	Chidester, John D.
24.	Coffey, Mary Jane
25.	Collins, Bruce
26.	Collins, Deborah
27.	Colvin, James
28.	Contella, Charles Joseph
29.	Cooper, Glenda
30.	Cooper, Glenda, as Custodian for Lina Grace Assaad UGMA
31.	Cooper, Glenda, as Custodian for Samuel Mark Assaad UGMA
32.	Harvey Living Trust (Glenda Cooper as Trustee)
33.	Cooper, Thomas
34.	Cotten, Bill & Nancy
35.	Cumbest, Glenda, obo Joseph B. Cumbest, Sr., Deceased
36.	Cummings, Lucinda
37.	Cummings, Terry
38.	DeMars, Sandra, obo Larry Eugen DeMars, Deceased
39.	Dinsmore, Gerald
40.	Dirks, Sherra
41.	Douma, Paul
42.	DuKet, Thomas

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 7 of 74

43.	Eccles, Stephen & Daryl
44.	Evans, Donna
45.	Evans, Robert
46.	Falvo, Elaine M.
47.	Falvo, III, Louis
48.	Fisher, Warren
49.	Funke, Henry & Diana
50.	Gallina, Pamela
51.	Gartenberg, Joel
52.	Gillespie, Carolyn
53.	Goldstein, Janet
54.	Guion, DDS, H. Don
55.	Halman, Douglas
56.	Harris, Dennis
57.	Hilliard, Robert J.
58.	Hillman, Rebecca
59.	Holland, Theresa
60.	Hubbard, John
61.	Hubbard, William Brent
62.	Hutchinson, George
63.	Hutchinson, Laura
64.	Hutto, Don
65.	Inglis, Lona
66.	Inglis, Ronald
67.	Ira M. Sabbagh Trust (Ira M. Sabbagh as Trustee)
68.	Ivory Artists, Inc.
69.	Jacobi, Richard & Anna
70.	Jennings, Joe
71.	Johnson, Clara
72.	Johnson, Gary
73.	Johnston, Ross
74.	Jones, Henry & Nancy
75.	Jones, Shana
76.	Gerald Williams Jr & Shana Jones Rev. Living Trust (Gerald Williams, Jr. & Shana Jones as Trustees)
77.	Jortner, DDS, Wayne
78.	Joshi, Sanjay
79.	Kanouse, Thomas J.
80.	The Kaye Family Trust (Michael C. Kaye & Pamela S. Gerver-Kaye as Trustees)
81.	Kellogg, Alan
82.	Kitchen, Richard
83.	Kohler, Janet
84.	Kohler, Kirk
85.	Kovac, David L.
86.	The George and Jacqueline Krabbe Family Trust (George & Jacqueline Krabbe as Trustees)

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 8 of 74

87.	Krizman, James
88.	Kwok, Don Chaen & Nguyen, Christine
89.	Lair, Kelly
90.	Lair, Peggy
91.	Langhurst, Kathleen
92.	Langhurst, Paula
93.	Lilli, II, Joseph A.
94.	Love, James
95.	Love, James & Denise
96.	Lunsford, Joanna
97.	Lunsford, Ray & Joanna
98.	Lutz, Carolyn
99.	Lutz, Douglas C.
100.	Lutz, Jr., Richard Paul
101.	Marsters, Dorothy
102.	Marsters, Judson
103.	Marti, Thomas
104.	Mathis, Charles
105.	McClain, Todd
106.	McClain, William Troy
107.	McDermott, Helen Z.
108.	McKinley, Albert
109.	McKinley, Albert & Geneva
110.	McKinley, Geneva
111.	June McLaren Living Trust (William & June McLaren as Trustees)
112.	William McLaren Living Trust (William & June McLaren as Trustees)
113.	Ed E. McWilliams Revocable Trust (Ed & Nancy McWilliams as Trustees)
114.	Mellado, Eduardo & Agueda
115.	Mondeau, Adrienne
116.	Morrow, Arthur
117.	Morrow, Jennie
118.	Morse, Terrance L.
119.	Mucker, Matthew
120.	Mulligan, Ashley
121.	Mullins, Gary
122.	Munger, Ann
123.	Munger, Ann & Robert
124.	Munger, Robert
125.	Neal, Donna
126.	Neal, Earl
127.	Nelson, Jerry & Joan
128.	Ninich, Christene, on behalf of James Henry Ninich, deceased
129.	Nix & Nix Family, LP
130.	Nolin, Wendy
131.	O’Keefe, Mary
132.	Ormsby, Jo

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 9 of 74

133.	Parrott, Robyn
134.	Patty, Kevin
135.	Patty, Therese
136.	Patty, Dayna
137.	Patty, Melissa
138.	Patty, Kevin & Therese
139.	Pennel, Brock & Diana
140.	Phillips, Hazel
141.	Pippi, Augustine & Susan
142.	Pirie, Glenda
143.	Plumlee, Hubert
144.	Polk, Charles & Marilyn
145.	Polk, Marilyn
146.	Poth, Konrad E.
147.	Charles G. & Marjorie E. Quarnstrom Revocable Living Trust (Faye Bagby only in her capacity as Trustee)
148.	Quarnstrom, Charles & Marjorie
149.	Raisinghani, Mahesh
150.	Reader, Jamieson & Misti
151.	Recker, Janet
152.	Recker, Steven
153.	Redden, Jr., Jim
154.	Reynolds, Charles
155.	Rice, Dennis
156.	Richardson, II, Louis D.
157.	Rivard, William
158.	Roddy, Joe
159.	Rose-McDaniel, Deborah
160.	Sachanko, Susan B.
161.	Sanders, Brandon
162.	Sanderson, Michael
163.	Sandoval, Ana
164.	Sandoval, Will
165.	Sandoval, Will & Ana
166.	Sauceda, Linda
167.	Schwab, III, Carl F.
168.	Schwab, John
169.	See, Bud S.
170.	Sekely, Erick
171.	Sherriff Family, LLC
172.	Shiring, Robert
173.	Simms, Leigh B.
174.	Smith, Charles E.
175.	Smith-Conner, Sandra
176.	Somerset Partners Strategic Asset (Whitmire, David)
177.	Stagner, Cathy M.

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 10 of 74

178.	Stark, Michael P.
179.	The Stelmak Family Trust (Robert & Judith Stelmak as Trustees)
180.	Stelmak, Robert
181.	Stephan, David A.
182.	Steuben, Marilyn
183.	Storey, Debbie T.
184.	Tallhammer, Bela
185.	Tucker, Alan
186.	Vorheis, Jerry
187.	Richard & Judy Walker Family Trust (Richard & Judy Walker as Trustees)
188.	Walker, Van
189.	Warner, Wanda
190.	Weddel, Elmer
191.	White, Howard
192.	Whitehurst, Robert
193.	Whitmire, David
194.	Williams, Thomas G.
195.	Willingham, John
196.	Wilson, Darlene
197.	Woelfel, John
198.	Wohleb, Clifford
199.	Wohleb, Clifford & Jennes
200.	Wood, Daniel
201.	Wood, Sharon
202.	Zagar, Amy
203.	Zagar, Keith
204.	Zanoni, Muriel M.

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 11 of 74

Exhibit 10.3

EXHIBIT 2

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 12 of 74

CLASS ACTION SETTLEMENT AGREEMENT

This Class Action Settlement Agreement (“Settlement Agreement” or “Agreement”) is entered into as of March 24, 2016, by and among the following parties (referred to collectively as the “Parties” and each individually as a “Party”): (a) Lead plaintiffs Philip Garner, Steve South as trustee for the South Living Trust, and Christine Duncan, in the class action adversary proceeding captioned Garner et al. v. Life Partners, Inc., Adversary No. 15-CV-04061-RFN (Bankr. N.D. Tex.) (the “Garner Class Adversary”), lead plaintiffs Michael Arnold, Janet Arnold, Dr. John Ferris, Steve South as trustee for the South Living Trust, and Christine Duncan, in the class action adversary proceeding captioned Arnold et al. v. Life Partners, Inc., Adversary No. 15-CV-04064-RFN (Bankr. N.D. Tex.) (the “Arnold Class Adversary”), and lead plaintiffs Michael Arnold, Janet Arnold, Dr. John Ferris, Steve South as trustee for the South Living Trust, and Christine Duncan, in the state court putative class action captioned Arnold et al. v. Life Partners, Inc., Case No. DC-11-02995 (Tex. Dist. Ct. 14th Dist.) (the “Arnold State Court Action”) (collectively, “Lead Plaintiffs”), on behalf of themselves and all members of the Ownership Settlement Subclass and/or the Rescission Settlement Subclass as defined herein; (b) Lead Plaintiffs’ counsel, Langston Law Firm, Skelton Slusher Barnhill Watkins Wells PLLC (f/k/a Zelesky Law Firm PLLC), and Alderman Cain & Neill PLLC (“Plaintiffs’ Counsel”); (c) H. Thomas Moran II (“Moran” or the “Trustee”), chapter 11 Trustee for Life Partners Holdings, Inc. (“LPHI”); (d) LPHI, Life Partners, Inc. (“LPI”) and LPI Financial Services, Inc. (“LPIFS”, and together with LPI, the “Subsidiary Debtors”) (collectively, the “Debtors”); and (e) The Official Committee of Unsecured Creditors (the “Committee”) (the Trustee, Subsidiary Debtors, and Committee shall be referred to collectively as the “Estate Representatives”).

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 13 of 74

BACKGROUND

1. For years, LPI was engaged in the business of acquiring life insurance policies known as viatical settlements or life settlements. Generally speaking, viatical settlements and life settlements involve the holder of a life insurance policy selling his or her interests in a life insurance policy to a third party in exchange for a lump-sum cash payment less than the policy’s death benefit. LPI marketed and sold investment contracts relating to those policies to investors.

2. LPI’s marketing and business operations were successful in large part because of its intense efforts to create and to maintain a public perception that its investment products held the prospect of substantial returns. These efforts included a vigorous effort to silence and discredit any attempt to question LPI’s claims. These efforts were made by LPI, its affiliates, principals, and hundreds of sales agents. Thus, for example, when a media report suggested that LPI’s life expectancy projections were inaccurate, LPI engaged in a contra campaign to support those projections, point to returns generated when policies did mature, conceal the large number of policies that had not matured as represented, and thus to perpetually convince investors that the maturity of their policy was just around the corner. Similarly, when, in January 2011, the SEC announced that it was investigating LPI, a concerted and sustained effort to disparage the SEC was undertaken by LPI, LPHI, and their principals. LPI also initiated a “resale” program that bought out unhappy investors for a time. As lawsuits were filed, LPI spent millions of dollars opposing the various cases, including those discussed below, and was able to obtain a number of favorable rulings and considerable delays and thus drive up the costs of those working to oppose or expose LPI. Through these combined efforts, LPI was able to maintain its façade essentially throughout the litigation described below.

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 14 of 74

3. In March 2011, the Arnold State Court Action was filed, alleging that LPI violated various federal and state securities laws, as LPI’s life settlement investments were securities that were not registered with either the Texas State Securities Board or the United States Securities and Exchange Commission and therefore LPI was selling unregistered securities. The Arnold State Court Action sought relief in the form of rescission pursuant to the Texas Securities Act § 33, along with attorneys’ fees, costs, and interest. As indicated, this litigation, like others that followed, was vigorously opposed, and was at one point dismissed by the trial court.

4. After more than four years of litigation, in May 2015, the Texas Supreme Court held in the Arnold State Court Action that the agreements LPI used to solicit money from investors are “investment contracts” and therefore securities pursuant to the Texas Securities Act. Life Partners, Inc. v. Arnold, 464 S.W.3d 660 (Tex. May 8, 2015).

5. On January 20, 2015, LPHI filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (as amended, the “Bankruptcy Code”), thereby commencing its bankruptcy case captioned In re Life Partners Holdings, Inc., Case No. 15-40289-rfn11 (the “LPHI Bankruptcy Case”). On March 13, 2015, the U.S. Trustee appointed Moran as the Chapter 11 Trustee in the LPHI Bankruptcy Case, and on March 19, 2015, the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”) affirmed Moran’s appointment.

6. On May 19, 2015, the Subsidiary Debtors filed their respective voluntary petitions for relief under chapter 11 of the Bankruptcy Code, captioned In re Life Partners, Inc., Case No. 15-41995-rfn11 and In re LPI Financial Services, Inc., No. 15-41996-rfn11, thereby initiating their bankruptcy cases in the Bankruptcy Court (the “Subsidiary Bankruptcy Cases”). On May 22, 2015, the Bankruptcy Court granted the Subsidiary Debtors’ request to jointly administer the LPHI

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 15 of 74

Bankruptcy Case and the Subsidiary Bankruptcy Cases (collectively, the “Bankruptcy Cases”).

7. The Arnold State Court Action was stayed due to the Bankruptcy Cases.

8. In the Bankruptcy Cases, LPI has claimed that it is the owner of the life insurance policies underlying the securities the Settlement Class Members purchased and that those policies are property of the bankruptcy estates. The Plaintiffs (as defined herein) dispute that the policies, their proceeds, or any rights to which the owners of such policies are entitled (including, without limitation, the cash surrender value of each such policy) are property of the bankruptcy estates pursuant to 11 U.S.C. § 541. This dispute is referred to herein as the “Ownership Issue.”

9. Lead plaintiff Philip Garner filed the Garner Class Adversary on July 19, 2015 in the Bankruptcy Court on behalf of a class of “All persons or entities who invested in viatical settlement or life settlement securities sold by LPI. Excluded from the Class are LPI, all affiliated Life Partners companies or entities and any individual who served as an officer, director, advisor, board member, or otherwise was employed by LPI, including but not limited to all insiders of LPI,” alleging that the class members were the equitable owners of the life settlement securities they purchased from LPI (including all death benefit proceeds), and that the securities held by the class members (including all death benefit proceeds) along with all other monies held in trust are not the property of LPI or its bankruptcy estate. The Garner Class Adversary sought relief in the form of a declaratory judgment pursuant to Federal Rule of Bankruptcy Procedure 7001, 28 U.S.C. § 2201 et seq., and 11 U.S.C. § 541. On July 31, 2015, a motion for class certification [Dkt. No. 8] was filed in the Garner Class Adversary.

10. Lead plaintiffs Michael Arnold, Janet Arnold, Dr. John Ferris, Steve South as trustee for the South Living Trust, and Christine Duncan, filed the Arnold Class Adversary on July

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 16 of 74

28, 2015 in the Bankruptcy Court on behalf of a class of “All persons or entities who invested in viatical settlement or life settlement securities sold by LPI. Excluded from the Class are [LPI], all affiliated Life Partners companies or entities and any individual who served as an officer, director, advisor, board member, or otherwise was employed by LPI, including but not limited to all insiders of LPI,” alleging that LPI’s life settlement investments were securities that were not registered with either the Texas State Securities Board or the United States Securities Exchange Commission, and therefore LPI was selling unregistered securities. The Arnold Class Adversary sought relief in the form of rescission pursuant to the Texas Securities Act § 33, along with attorneys’ fees, costs, and interest.

11. There was an unopposed Motion for Leave to File Consolidated Amended Complaint for the Garner Class Adversary and the Arnold Class Adversary filed on March 11, 2016 (when this motion is granted, the resulting proceeding will be the “Consolidated Class Adversary”). The Consolidated Class Adversary is captioned South, et al. v. Life Partners, Inc. There also will be a Joint Motion to Withdraw the Reference for the Consolidated Class Adversary filed on March 16, 2016 (the “Motion to Withdraw Reference”).

12. LPI filed an answer to the Garner Class Adversary on August 18, 2015 [Dkt. No. 10], and an answer to the Arnold Class Adversary on August 28, 2015 [Dkt. No. 8]. LPI denied that class treatment was appropriate and also denied that the relief sought in both the Garner Class Adversary and the Arnold Class Adversary was appropriate.

13. The Lead Plaintiffs, on behalf of the Plaintiffs, have filed Claim Nos. 18810, 22128, 22662, 22670, 23205, and 23212 (the “Class Proofs of Claim”), and the Lead Plaintiffs individually have filed Claim Nos. 18813, 18987–19000, 19121–29, 19132, 19753–74, 22663,

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 17 of 74

23666, 23667, 23213, 23215, 23216, 23600, and 23601 (the “Lead Plaintiff Proofs of Claim”) in the Bankruptcy Cases.

14. Plaintiffs’ Counsel has filed Claim Nos. 23211 and 22661 (the “Plaintiffs’ Counsel Proofs of Claim”).

15. Counsel for the Parties, following preliminary correspondence and discussions over telephone, email, and in person, engaged in and conducted in-person settlement meetings among counsel, as well as additional correspondence and discussions over telephone and email from August 2015 through March 2016. Due to these settlement negotiations, and as part of a joint effort to conserve the resources of the bankruptcy estates and maximize the benefits to the Plaintiffs, counsel agreed to stay all deadlines in the Garner Class Adversary and the Arnold Class Adversary.

16. As a result of complex and protracted discussions, the following settlements were agreed to: (a) Term Sheet for Compromise to a Plan of Reorganization of LPHI, LPI, and LPIFS (Sept. 24, 2015) [Exhibit A to Dkt. No. 1032, filed Sept. 25, 2015] (the “Term Sheet”); (b) Debtors’ Expedited Motion for Interim and Final Orders (I) (A) Authorizing Debtors to Obtain Post-Petition Financing, (B) Granting Security Interests and/or Superpriority Administrative Expense Status; and (II) Granting Related Relief [Dkt. No. 958, filed Sept. 16, 2015] (the “Financing Motion”); (c) the Plan (as defined below); and (d) this Settlement Agreement.

17. Plaintiffs’ Counsel conducted extensive investigation relating to the claims and the underlying events and transactions alleged in the Consolidated Class Adversary. Plaintiffs’ Counsel has analyzed evidence adduced during its investigation and has researched the applicable law with respect to the claims Plaintiffs have asserted against LPI, as well as the potential defenses

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 18 of 74

thereto. Additionally, Plaintiffs’ Counsel’s efforts in the Arnold State Court Action were traceable and necessary to the ultimate resolution of the Consolidated Class Adversary because, inter alia, the issue of whether the Settlement Class Members’ investments with Debtors were securities, as that term is defined by the Texas Securities Act, is a prerequisite to determining the ultimate Ownership Issue and the right to rescission in the Consolidated Class Adversary.

18. Due to the complex nature of the issues involved, the Parties recognize that the outcome of the Consolidated Class Adversary is uncertain. The Plaintiffs have the burden of proof on some of the issues in the Consolidated Class Adversary, and LPI has the burden on others. The trial of the Consolidated Class Adversary would be lengthy and complex, adding to cost and potential delay. Importantly, the Plan cannot be formulated or confirmed without resolution of the Consolidated Class Adversary and the Ownership Issue. The interests of creditors of the Debtors are served if the compromise and settlement transactions contemplated in this Settlement Agreement (which resolves the Consolidated Class Adversary and the Ownership Issue) and the Plan are approved and implemented.

19. Based upon investigation, the circumstances surrounding the Bankruptcy Cases and the Consolidated Class Adversary, and the negotiation of the Term Sheet and the Plan, Lead Plaintiffs and Plaintiffs’ Counsel have agreed to settle the Consolidated Class Adversary pursuant to the provisions of this Settlement Agreement after considering such factors as: (a) the substantial benefits to the Settlement Class Members under the terms of this Settlement Agreement; (b) the attendant costs, risks, and uncertainty of litigation, including trial and potential appeals; (c) the benefit to all creditors, including the Settlement Class Members, arising from the implementation of the transactions contemplated by this Settlement Agreement and the Plan; (d) the distraction and

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 19 of 74

diversion of personnel and resources as a result of continuing litigation; (e) the desirability of consummating this Settlement Agreement and the Plan promptly; and (f) the current financial condition of the Debtors.

20. The Estate Representatives have performed extensive due diligence and conducted extensive analysis of the issues that are the subject of this Settlement Agreement and believe that the terms of this Settlement Agreement, and the corresponding terms of the Plan, are an exercise of the Trustee’s and the Subsidiary Debtors’ sound business judgment and in the best interest of the Debtors’ estates, their creditors, including the Settlement Class Members, and all other parties in interest, including, without limitation, the class of creditor interests represented by the Committee.

21. The Parties and their counsel negotiated the terms regarding the attorneys’ fees and the attorney releases provided for in paragraphs 46-52 below after reaching agreement regarding material terms of the Settlement Agreement. Plaintiffs’ Counsel has not received any payment for their services in the Consolidated Class Adversary or the Arnold State Court Action on behalf of the Lead Plaintiffs or the Settlement Class. In addition to the risk of non-payment that Plaintiffs’ Counsel assumed in pursuing the Arnold State Court Action and the Consolidated Class Adversary, prior to the commencement of its Bankruptcy Case, LPI also moved for, and the state trial court entered an order granting, sanctions against Plaintiffs’ Counsel for asserting a frivolous lawsuit and sought an award of attorneys’ fees against Plaintiffs’ Counsel in an amount in excess of $360,000.00, which order of sanction subsequently was reversed and vacated after extensive litigation by Plaintiffs’ Counsel.

22. This Settlement Agreement is the product of sustained, arm’s-length settlement negotiations, including two day-long mediation sessions mediated by retired Federal Bankruptcy

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 20 of 74

Judge Richard Schmidt, and the Parties believe that the terms of this Settlement Agreement, including the provisions regarding the payment of attorneys’ fees to Plaintiffs’ Counsel are fair, reasonable, and adequate. Therefore, the Estate Representatives, joined by Lead Plaintiffs and Plaintiffs’ Counsel, will seek Court approval of this Settlement Agreement as set forth below.

23. This Settlement Agreement shall in no way be construed or deemed to be evidence of, or an admission or concession on the part of any Party, with respect to any claim of fault or liability or wrongdoing or damage whatsoever, or any infirmity in the defenses that any Party has, or could have, asserted. Any and all statements, representations, and findings herein regarding, or in any way related to the Plaintiffs and Plaintiffs’ Counsel (including, but not limited to, whether the Plaintiffs in the Consolidated Class Adversary can be certified as a “class” pursuant to Bankruptcy Rule 7023 or Federal Rule of Civil Procedure 23 or whether the Class Proofs of Claim can proceed on a “class” basis pursuant to Bankruptcy Rule 9014 or 7023) are made solely for the purpose of this Settlement Agreement, and shall not be deemed an admission or concession on the part of the Trustee or the Debtors; however, upon the Court’s entry of the Final Approval Order (as defined below) and the Confirmation Order (as defined herein), the stipulations, representations, and findings in this Settlement Agreement shall be final, conclusive, and binding on the Parties as among each other solely (i) to enforce or construct this Settlement Agreement and (ii) in any proceeding or matter in which the terms of this Settlement Agreement are at issue, subject to the reversal or modification of the Final Approval Order or the Confirmation Order on appeal and the rescission rights under the terms of this Settlement Agreement. The Parties recognize that the Consolidated Class Adversary was filed and defended in good faith and that the Consolidated Class Adversary is being voluntarily settled on terms that the Parties believe to be

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 21 of 74

reasonable considering the merits of the claims or defenses and taking into account the expense and uncertainty of continued litigation and the Bankruptcy Cases. This Settlement Agreement has resulted from extensive, good-faith, and arm’s-length negotiations among the Parties. The Parties agree that each has complied fully with the strictures of Federal Rule of Bankruptcy Procedure 9011 and Federal Rule of Civil Procedure 11 and that no sanctions or other relief against any Party is warranted or appropriate under such circumstances.

24. NOW, THEREFORE, subject to the approval of the Bankruptcy Court and confirmation of the Plan, and in consideration of the agreements and releases and assignments set forth herein and other good and valuable consideration, and intending to be legally bound, the Parties agree that the Consolidated Class Adversary and all other claims of the Plaintiffs and the Settlement Class Members encompassed within the scope of this Settlement Agreement and as set forth in the Plan be fully, finally, and forever settled, compromised, released, or assigned, and that the Consolidated Class Adversary, the Arnold State Court Action, and all other proceedings described herein or in Appendix B be: (i) dismissed with or without prejudice, without costs to the Parties except as provided herein; and/or (ii) assigned to the Creditors’ Trust, as set forth herein, on the following terms and conditions:

DEFINITIONS1

25. When used in this Settlement Agreement, unless otherwise specifically indicated, the following terms shall have the meanings set forth below:

a. “Amended Schedule F” has the meaning set forth in the Plan.

1 All other defined terms included throughout this Settlement Agreement shall have the meanings ascribed in this Settlement Agreement.

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 22 of 74

b. “Assigning Position Holder” has the meaning set forth in the Plan.

c. “Class Notice” means the notice to the Settlement Class as shall be given in the form deemed sufficient by the Court.

d. “Confirmation Order” means the order of the Bankruptcy Court confirming the Plan pursuant to Bankruptcy Code section 1129.

e. “Continuing Fractional Holder” has the meaning set forth in the Plan.

f. “Continuing Position Holder” has the meaning set forth in the Plan.

g. “Continuing Position Holder Contribution” has the meaning set forth in the Plan.

h. “Court” means any court of competent jurisdiction, including but not limited to the Bankruptcy Court and the United States District Court for the Northern District of Texas.

i. “Creditors’ Trust” has the meaning set forth in the Plan.

j. “Current Position Holder” has the meaning set forth in the Plan.

k. “Days,” unless specified as “business days,” means all calendar days, including Saturdays, Sundays, and legal holidays, but if the last day of a period is a Saturday, Sunday, or legal holiday, the period continues to run until the end of the next day that is not a Saturday, Sunday, or legal holiday.

l. “Effective Date” means the first date by which all of the following have occurred: (1) no Party has availed itself of any right to withdraw from or terminate the Settlement that has arisen pursuant to paragraphs 39-40 herein; (2) the Court has entered the Final Approval Order; (3) the Court has entered a final Confirmation Order; and (4) the Plan Effective Date has occurred and the Plan has become effective in accordance with its terms. Neither the provisions of Rule 60 of the Federal Rules of Civil Procedure nor the All Writs Act, 28 U.S.C. § 1651, shall be taken into

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 23 of 74

account in determining the above-stated times.

m. “Final 9019 Order” means a Final Order approving this Settlement Agreement and authorizing, empowering, and directing the Parties to enter into and perform their respective obligations under and pursuant to this Settlement Agreement under Rule 9019 of the Federal Rules of Bankruptcy Procedure.

n. “Final Approval Order” means a Final Order approving the Settlement Agreement as fair, reasonable, and adequate pursuant to Federal Rule of Bankruptcy Procedure 7023 or Federal Rule of Civil Procedure 23.

o. “Final Order” has the meaning set forth in the Plan.

p. “Fractional Interest” has the meaning set forth in the Plan.

q. “Fractional Interest Holder” has the meaning set forth in the Plan.

r. “Fractional Position” has the meaning set forth in the Plan.

s. “Investment Contract” has the meaning set forth in the Plan.

t. “IRA Holder” has the meaning set forth in the Plan.

u. “IRA Partnership” has the meaning set forth in the Plan.

v. “MDL Plaintiffs” means the plaintiffs in the multi-district litigation captioned In re Life Partners, Inc. Litigation, MDL No. 13-0357 (Tex. Dist. Ct. Dallas Cnty., created Sept. 9, 2013) identified on Appendix C, and limited to the capacity in which they are identified on Appendix C.

w. “New IRA Note” has the meaning set forth in the Plan.

x. “Objection Date” means the date by which Settlement Class Members must file any written objection or opposition to the Settlement Agreement or any part or provision thereof in the

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 24 of 74

Court, to be set by the Court and set forth in the Class Notice.

y. “Original IRA Note Issuers” has the meaning set forth in the Plan.

z. “Ownership Settlement Subclass” means the class to be certified for settlement purposes composed of:

All persons or entities (including all IRAs and their respective individual owners and related IRA custodians) who purchased and hold, as of the Plan Effective Date, securities issued or sold by LPI (directly or in the name of any Original IRA Note Issuer) related to viatical settlements or life settlements, regardless of how the investments were denominated (whether as fractional interests in life insurance policies, promissory notes, or otherwise) and who are Current Position Holders under the Plan, regardless of whether or not a claim was filed by a class member. Excluded from the Ownership Settlement Subclass are LPI; all affiliated Life Partners companies or entities; Linda Robinson-Pardo; Paget Holdings Ltd.; and investors whose only investments relate to Pre-Petition Abandoned Interests under the Plan.

aa. “Ownership Settlement Subclass Member” (plural “Ownership Settlement Subclass Members”) means each person and entity who is a member of the Ownership Settlement Subclass.

bb. “Plan” means the Second Amended Joint Plan of Reorganization of Life Partners Holdings, Inc., et al. Pursuant to Chapter 11 of the Bankruptcy Code [Dkt. No.         , filed March 24, 2016], including the Plan Supplement and all exhibits, schedules, and attachments thereto, all as may be amended, supplemented, or otherwise modified, provided, however, that no such Plan may materially change the terms of the Plan to be inconsistent with this Settlement Agreement without the written consent of Plaintiffs’ Counsel.

cc. “Plan Effective Date” has the meaning of “Effective Date” set forth in the Plan.

dd. “Policy” (plural “Policies”) has the meaning set forth in the Plan.

ee. “Position Holder Trust” has the meaning set forth in the Plan.

ff. “Preliminary Approval Order” means an order preliminarily approving the

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 25 of 74

Settlement Agreement as fair, reasonable, and adequate pursuant to Federal Rule of Civil Procedure 23 and/or Federal Rule of Bankruptcy Procedure 7023 and approving the sending of the Class Notice to the Settlement Class.

gg. “Pre-Petition Abandoned Positions” has the meaning set forth in the Plan.

hh. “Pre-Petition Default Amount” has the meaning set forth in the Plan.

ii. “Qualified Plan Holders” has the meaning set forth in the Plan.

jj. “Rescission Settlement Subclass” means the class to be certified for settlement purposes composed of:

All persons or entities (including all IRAs and their respective individual owners and related IRA custodians) who purchased and hold, as of the Plan Effective Date, securities issued or sold by LPI (directly or in the name of any Original IRA Note Issuer) related to viatical settlements or life settlements, regardless of how the investments were denominated (whether as fractional interests in life insurance policies, promissory notes, or otherwise) and who are Current Position Holders under the Plan, regardless of whether or not a claim was filed by a class member. Excluded from the Rescission Settlement Subclass are LPI; all affiliated Life Partners companies or entities; Linda Robinson-Pardo; Paget Holdings Ltd.; investors whose only investments relate to Pre-Petition Abandoned Interests under the Plan; Qualified Plan Holders; and all persons and entities listed on Appendix A.

kk. “Rescission Settlement Subclass Member” (plural “Rescission Settlement Subclass Members”) means each person and entity who is a member of the Rescission Settlement Subclass.

ll. “Settlement Class” means, collectively, the Ownership Settlement Subclass and the Rescission Settlement Subclass.

mm. “Settlement Class Member” (plural “Settlement Class Members” or “Plaintiffs”) means each person and entity who is an Ownership Settlement Subclass Member or the Rescission Settlement Subclass Member.

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 26 of 74

COURT APPROVAL

26. This Settlement Agreement shall be binding on the Parties as of the date set forth in the introductory paragraph of this Settlement Agreement, provided that (a) the Court enters the Final 9019 Order; (b) the Court enters the Final Approval Order; (c) the Effective Date occurs; and (d) no Party has availed themselves of any right to withdraw from or terminate the Settlement that has arisen pursuant to paragraphs 39-40 of this Settlement Agreement. The Parties shall use reasonable best efforts as soon as reasonably practicable after execution of this Agreement to obtain entry of the Final 9019 Order and Final Approval Order including: (a) filing joint motions pursuant to Sections 105(a) of the Bankruptcy Code, Federal Rules of Bankruptcy Procedure 9014, 9019, and/or 7023, and/or Federal Rule of Civil Procedure 23, as applicable, to seek entry of the Final 9019 Order, Preliminary Approval Order, and Final Approval Order to authorize and approve this Settlement Agreement, to approve the Class Notice, and to approve the allowance of the Class Claim (as defined herein) and the voting rights and procedure of the Class Representatives (as defined herein) as set forth herein; (b) on or before the Effective Date, or at another time as set forth in this Settlement Agreement, causing the Parties to fully perform their respective obligations under this Settlement Agreement; (c) not encouraging any person or entity to oppose, object to, or obstruct the approval of the Settlement Agreement or entry of the Final Approval Order; and (d) approving exculpation language the same or similar to that in Section 18.02 of the Plan as filed on March 24, 2016.

STIPULATION TO CLASS CERTIFICATION

27. Pursuant to Federal Rule of Civil Procedure 23, Federal Rule of Bankruptcy Procedure 7023, incorporated herein as necessary under Federal Rule of Bankruptcy Procedure

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 27 of 74

9014, and incorporating Federal Rule of Civil Procedure 23, the Parties hereby stipulate that the requirements of Federal Rule of Civil Procedure 23(a) and 23(b)(2) are satisfied with respect to the Ownership Settlement Subclass defined in paragraph 25(z) and the Rescission Settlement Subclass defined in paragraph 25(ii). The Ownership Settlement Subclass and Rescission Settlement Subclass shall each be certified as a mandatory subclass under Federal Rule of Civil Procedure 23(b)(2), with no right of any Settlement Class Member to opt out of either subclass, including for the purposes of a class proof of claim and class voting of the class ballots to the extent provided for in paragraph 28; provided, however, that, in the event the Effective Date does not occur or this Settlement Agreement is later rescinded in accordance with its terms: (a) no class or subclass shall be deemed to have been certified by or as a result of this Settlement Agreement; (b) the Trustee and the Subsidiary Debtors shall not be deemed to have consented to the allowance or priority of any claim or the certification of any class; (c) the agreements and stipulations in this Settlement Agreement concerning class definition or class certification shall not be used as evidence or argument to support class definition or class certification; (d) the Trustee and the Subsidiary Debtors shall retain all rights to object to the claims in the Bankruptcy Cases asserted by Lead Plaintiffs, Plaintiffs, and Plaintiffs’ Counsel; and (e) Lead Plaintiffs, Plaintiffs, and Plaintiffs’ Counsel reserve all rights and remedies, including without limitation, the right to seek certification of one or more classes in the Consolidated Class Adversary.

28. Claim No. 22670 shall be allowed on behalf of the Settlement Class pursuant to the Plan as a class proof of claim (“Class Claim”) to which Federal Rule of Bankruptcy Procedure 7023 applies pursuant to Federal Rule of Bankruptcy Procedure 9014, and allocation of that claim for each individual holder is in the amount set forth in Amended Schedule F. The Class Claim

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 28 of 74

shall be classified as an allowed claim in each of Classes B2, B2A, B3, and B3A in the Plan as appropriate. The Lead Plaintiffs, in their capacity as Class Representatives, shall be authorized to cast one or more ballots (as applicable) to accept the Plan on behalf of those Settlement Class Members with claims and interests in Class B2, B2A, B3, or B3A who do not cast a vote to accept or reject the Plan in the respective Class B2, B2A, B3, or B3A.

29. The Parties also stipulate to the designation of Lead Plaintiffs to be appointed class representatives (“Class Representatives”) on behalf of the Settlement Class, the Ownership Settlement Subclass and the Rescission Settlement Subclass for purposes of this Settlement and the Plan.

30. The Parties also stipulate to the designation of Keith L. Langston of the Langston Law Firm to be appointed class counsel (“Class Counsel”) on behalf of the Settlement Class, the Ownership Settlement Subclass and the Rescission Settlement Subclass for purposes of this Settlement and the Plan.

31. The Estate Representatives, joined by Lead Plaintiffs and Plaintiffs’ Counsel, shall obtain entry of the necessary order(s) of the Court authorizing, empowering, and directing the Trustee and Subsidiary Debtors to send the Class Notice to the Settlement Class Members in a form and manner deemed sufficient by the Court. This Notice will include, at a minimum: (a) a summary of the terms of the Settlement Agreement and instructions as to where the full terms of the Settlement Agreement can be obtained; (b) the definition of the stipulated Settlement Class and an explanation that the class will be mandatory with no right of the Settlement Class Members to exclusion or to opt-out, but with an opportunity to object; (c) an explanation of the Class Claim that will be allowed and treated in accordance with the Plan; (d) an explanation of Class Counsel’s

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 29 of 74

Agreed Fee as defined herein, subject to Court approval; and (e) an explanation that all Settlement Class Members will have the opportunity to vote on the Plan themselves, but that any Settlement Class Members who do not vote will have their claims and interests voted by the Class Representatives in favor of the Plan.

EQUITABLE RELIEF

32. The Final Approval Order shall be incorporated into and become part of the Confirmation Order. The Parties shall seek for the Court to enter, as part of the Final Approval Order or the Confirmation Order, or both, as applicable, equitable and declaratory relief summarized as follows and set forth fully in the Plan:

a.	LPI (and any successor entity) will not sell or otherwise introduce into the market any securities unless those securities are (i) issued pursuant to the Plan or (ii) properly registered as securities with all appropriate federal and state regulatory bodies;

b.	Debtors waive any claims to beneficial ownership in the Fractional Interests held in the name of the Settlement Class Members that are entitled to treatment as Continuing Fractional Holders, by election or otherwise, as set forth in the Plan and subject to the terms and conditions set forth in the Plan;

c.	Subject to the terms and conditions set forth in the Plan, Debtors will provide each Ownership Settlement Subclass Member, for each Fractional Position, except for those Fractional Positions where a Pre-Petition Default Amount is owed and not paid by the close of business on the deadline set forth in the Plan, with the elections described in Section 3.07(c) and (e) of the Plan for each Fractional Interest Holder

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 30 of 74

and IRA Holder, respectively, which are summarized as follows: (i) be treated as a Continuing Position Holder with respect to their Fractional Position and be confirmed as the owner of a Fractional Interest or a New IRA Note, after making the related Continuing Position Holder Contribution; or (ii) contribute their Fractional Position to the Position Holder Trust or the IRA Partnership and receive an interest in the Position Holder Trust or the IRA Partnership. In addition, IRA Holders will have the option to distribute the IRA Note to the individual owner of the IRA Holder so that it is owned outside of the IRA, in which case the individual owner will be able to make a Continuing Holder Election to become a Continuing Fractional Holder under the Plan;

d.	Subject to the terms and conditions set forth in the Plan, Debtors will provide the Rescission Settlement Subclass Members, for each Fractional Position, except for those Fractional Positions where a Pre-Petition Default Amount is owed and not paid by the close of business on the deadline set forth in the Plan, with the elections described in Section 3.07(b) and (d) of the Plan, which include the options summarized in paragraph 32(c) and the additional third option to rescind their purchase of the Fractional Interest and receive an interest in the Creditors’ Trust.

e.	The Settlement Class Members who are IRA Holders stipulate that there was never any transfer of ownership of any Fractional Interest or other interest in any Policy made to any IRA Note Issuer Trust by them or on their behalf, nor any effective conveyance of any property to any of the IRA Note Issuer Trusts. The Settlement Class Members who are IRA Holders further stipulate that (i) any authority Brian

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 31 of 74

Pardo had to act on their behalf or for their benefit, as Trustee of an IRA Note Issuer Trust or otherwise, is revoked effective as of the Effective Date; (ii) the Settlement Class Members who are IRA Holders are not looking to Brian Pardo to take, and he is not authorized to take, any actions on their behalf, as such a Trustee or in any capacity; and (iii) all claims and causes of action they have or that may be asserted on their behalf against Brian Pardo in any capacity are included in the Assigned Claims; and

f.	The Rescission Settlement Subclass Members who assign their Additional Assigned Claims (as defined herein) to the Creditors’ Trust pursuant to paragraph 37 and the Plan shall receive an additional Allowed Claim in Class B4 in an amount equal to 0.5% (one-half of one percent) of their Allowed Claim amount on Amended Schedule F, for which the Rescission Settlement Subclass Member will receive a corresponding interest in the Creditors’ Trust (the “Additional Allowed Claim”). This interest shall be in addition to any interest in the Creditors’ Trust granted under paragraph 32(d) of this Agreement.

RELEASE AND ASSIGNMENT OF CLAIMS AND DISMISSAL OF ACTIONS

33. Upon the Effective Date, the Lead Plaintiffs (individually and as Class Representatives of all Settlement Class Members), all Settlement Class Members, Plaintiffs’ Counsel, Class Counsel, and all of their current and former parents and subsidiaries, affiliates, partners, officers and directors, agents, employees, and any of their legal representatives (and the predecessors, heirs, executors, administrators, successors, purchasers, and assigns of each of the foregoing) (collectively, the “Settling Parties”) shall be deemed to have conclusively, absolutely,

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 32 of 74

unconditionally, irrevocably, and forever, released, waived, and discharged the claims against the Debtors asserted in Count II of the Consolidated Class Adversary, or that could have been asserted as part of Count II of the Consolidated Class Adversary (the “Released Claims”).

34. Upon the Effective Date, the Settling Parties shall be deemed to have conclusively compromised and exchanged for the treatment under the Plan all claims against the Debtors’ estates, including but not limited to any proof of claim or interest filed by any Settlement Class Member, the claims asserted in the Plaintiffs’ Counsel Proofs of Claim, the Lead Plaintiff Proofs of Claim, the Class Proofs of Claim, and any claim for rejection damages resulting from the rejection of an Investment Contract, except for the Class Claim that will be allowed and treated as set forth in paragraph 28 of this Settlement Agreement and the Plan (the “Compromised Claims”), provided that nothing herein shall be deemed to release the Assigned Claims or Additional Assigned Claims, as defined and referenced in paragraphs 36-37 herein. After the Effective Date, the Settling Parties shall not seek, and are hereafter barred and enjoined from seeking, to recover from the Debtors’ estates based in whole or in part upon any of the Compromised Claims or conduct at issue in the Compromised Claims.

35. In addition, as to the Released Claims and the Compromised Claims, the Settling Parties hereby expressly waive and release upon the Effective Date any and all provisions, rights, and benefits conferred by Section 1542 of the California Civil Code and Section 20-7-11 of the South Dakota Codified Laws, each of which provides that a general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor, and any similar provision, statute, regulation, rule, or principle of law or equity of any other state or

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16    Entered 07/08/16 20:29:47   Page 33 of 74

applicable jurisdiction. The Settling Parties acknowledge that they are aware that they may hereafter discover facts in addition to, or different from, those facts which they know or believe to be true with respect to the subject matter of this Settlement Agreement, but that it is their intention to release fully, finally, and forever all Released Claims and to conclusively compromise and exchange for the treatment under the Plan the Compromised Claims, and in furtherance of such intention, this release and/or compromise shall be and will remain in effect notwithstanding the discovery or existence of any such additional or different facts.

36. Upon the Effective Date, the Lead Plaintiffs (individually and as Class Representatives of all Rescission Settlement Subclass Members), Rescission Settlement Subclass Members (excluding the MDL Plaintiffs, who will assign the same character of claims to the Creditors’ Trust via separate settlement agreement), Plaintiffs’ Counsel, and all of their current and former parents and subsidiaries, affiliates, partners, officers and directors, agents, employees, and any of their legal representatives (and the predecessors, heirs, executors, administrators, successors, purchasers, and assigns of each of the foregoing) (collectively, the “Assigning Parties”) assign all of their rights in any and all claims, damages, demands, suits, causes of action, obligations, remedies, debts, rights, and liabilities, whether known or unknown, liquidated or unliquidated, fixed or contingent, foreseen or unforeseen, matured or unmatured, whether class or individual, in law, equity, or otherwise, including claims for costs, fees, expenses, penalties, and attorneys’ fees (except those that are the subject to the Fee Application, as defined below, or otherwise deemed allowed and treated pursuant to this Settlement Agreement or the Plan), asserted by the Assigning Parties, or that could have been asserted by the Assigning Parties, or that the Assigning Parties have, may have, or are entitled to assert directly, representatively, derivatively, or in any other

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 34 of 74

capacity, against the Debtors, Brian Pardo, Deborah Carr, Kurt Carr, R. Scott Peden, Linda Robinson a/k/a Linda Robinson-Pardo, Pardo Family Holdings, Ltd., Pardo Family Holdings US, LLC, Pardo Family Trust, Paget Holdings, Inc., Paget Holdings Ltd., Tad M. Ballantyne, Fred DeWald, and Harold E. Rafuse (collectively, the “Assigned Claims”), to the Creditors’ Trust. The Assigning Parties, as of the Effective Date, transfer and assign all aspects of title to the Assigned Claims to the Creditors’ Trust, including but not limited to the right to bring suit on the Assigned Claims, to recover any form of relief whatsoever on the Assigned Claims, including but not limited to money damages, and to distribute funds to the creditors of the Debtors’ estates in accordance with the terms of the Plan. No further action on the part of the Assigning Parties is necessary to effectuate the assignment of the Assigned Claims set forth in this paragraph, and the Assigning Parties confirm that it is their present intent to retain no right or interest in the Assigned Claims. The Assigning Parties further acknowledge that after the Effective Date the Creditors’ Trust has the exclusive legal right and power to prosecute, compromise, settle, assign, receive proceeds from, or otherwise control the Assigned Claims. The Assigning Parties represent that they will do nothing in the future to impair, release, compromise, waive, or relinquish the Assigned Claims, to defend or take the position that the Assigned Claims were released or do not belong to the Creditors’ Trust, or to assist any person in defending any of the Assigned Claims or arguing that the Assigned Claims do not belong to the Creditors’ Trust. The Assigned Claims include, but are not limited to, the claims asserted in the Arnold Class Adversary, the Arnold State Court Action, and the other pending litigation listed in Appendix B. The assignee (as determined by the Plan) of the Assigned Claims shall cause the appropriate substitution of parties and counsel to the litigation listed in Appendix B within 30 days of the Effective Date.

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 35 of 74

37. The ballot sent to all Rescission Settlement Subclass Members will contain a statement and opportunity for a Rescission Settlement Subclass Member (excluding the MDL Plaintiffs, who will assign their claims to the Creditors’ Trust via separate settlement agreement) to elect not to provide an assignment to the Creditors’ Trust of any claims other than the Assigned Claims. Upon the Effective Date, the Lead Plaintiffs, individually, and all Rescission Settlement Subclass Members who do not elect through their ballot not to provide an assignment of the Additional Assigned Claims (as defined herein) (excluding the MDL Plaintiffs, who will assign their claims to the Creditors’ Trust via separate settlement agreement), and all of their current and former parents and subsidiaries, affiliates, partners, officers and directors, agents, employees, and any of their legal representatives (and the predecessors, heirs, executors, administrators, successors, purchasers, and assigns of each of the foregoing) (collectively, the “Additional Assigning Parties”) assign all of their rights in any and all claims, damages, demands, suits, causes of action, obligations, remedies, debts, rights, and liabilities, whether known or unknown, liquidated or unliquidated, fixed or contingent, foreseen or unforeseen, matured or unmatured, whether class or individual, in law, equity, or otherwise, including claims for costs, fees, expenses, penalties, and attorneys’ fees (except those that are the subject to the Fee Application, as defined below, or otherwise deemed allowed and treated pursuant to this Settlement Agreement or the Plan), asserted by the Additional Assigning Parties, or that could have been asserted by the Additional Assigning Parties, or that the Additional Assigning Parties have, may have, or are entitled to assert directly, representatively, derivatively, or in any other capacity, against Life Settlement Exchange, LLC; Fred A. Cowley; Security Reserve Financial, Inc.; Gallagher Financial Group; Edward G. Burford Corporation; Sun Safety, Inc.; Faye Bagby; Ella Oliver d/b/a Investingmakesmesick.com;

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 36 of 74

Wealthstone Financial; Falco Group, LLC; Mark McKay; Kainos Asset Management, LLC; Peyton Inge a/k/a H/ Peyton Inge; Life Strategy Services, LLC; Ted Hasson; James Sundelius; Abundant Income, LLC; B G & S Management Consultants; BG & S Consultants; BG & S; Tim Harper; Brian Harper; American Safe Retirement, LLC; ASR Alternative Investments, LP; Joe Barkate dba MTLRC, LLC; Rich DePaolo; Alpha & Omega Global Risk Mgt., LP; AO Global, LLC; Petra World Wide, Inc.; Tolleson Investments, LLC; William M. Tolleson; Tolleson Holdings, LLC; Steadfast Endeavors, LLC; New Asset Advisors, LLC; Curtis M. Cole; New Asset Alternative, LLC; Lakeside Equity Partners, Inc.; Dewitt & Dunn, LLC; Frank W. Bice; The Retirement & Investment Council; Russell Hagan; and all prior officers, directors, affiliates, associates, members, principals, partners, officers, directors, trustees, control persons, employees, agents, brokers, attorneys, shareholders, advisors, investment advisors, banks, IRA advisers, IRA brokers, IRA custodians, insurers, insiders, licensees, master licensees, and representatives of the Debtors, and any entities in which any of these persons or entities has a direct or indirect interest, and any other persons or entities against whom the Additional Assigning Parties have a claim arising out of or relating to their investment with LPI or interest in the Debtors, arising out of or relating to any conduct, act, or omission of any of these persons or entities or otherwise related to the business of the Debtors from the beginning of the world until the Effective Date (collectively, the “Additional Assigned Claims”), to the Creditors’ Trust. Excluded from Additional Assigned Claims are all claims against any legal or tax professional retained on or after January 20, 2015. The Additional Assigning Parties, as of the Effective Date, transfer and assign all aspects of title to the Additional Assigned Claims to the Creditors’ Trust, including but not limited to the right to bring suit on the Assigned Claims, to recover any form of relief whatsoever on the Additional Assigned Claims,

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 37 of 74

including but not limited to money damages, and to distribute funds to the creditors of the Debtors’ estates in accordance with the terms of the Plan. No further action on the part of the Additional Assigning Parties is necessary to effectuate the assignment of the Additional Assigned Claims set forth in this paragraph, and the Additional Assigning Parties confirm that it is their present intent to retain no right or interest in the Additional Assigned Claims. The Additional Assigning Parties further acknowledge that after the Effective Date the Creditors’ Trust has the exclusive legal right and power to prosecute, compromise, settle, assign, receive proceeds from, or otherwise control the Additional Assigned Claims. The Additional Assigning Parties represent that will do nothing in the future to impair, release, compromise, waive, or relinquish the Additional Assigned Claims, to defend or take the position that the Additional Assigned Claims were released or do not belong to the Creditors’ Trust, or to assist any person in defending any of the Additional Assigned Claims or arguing that the Additional Assigned Claims do not belong to the Creditors’ Trust. As consideration for assigning the Additional Assigned Claims to the Creditors’ Trust, each Additional Assigning Party shall receive an Additional Allowed Claim, as defined in paragraph 32(f).

38. Nothing in this Settlement Agreement or in any ballot signed by any Settlement Class Member shall affect or limit: (a) the right of the Trustee, Debtor, Creditors’ Trust and its trustee, or their successors to prosecute: (i) Moran v. Pardo, et al., Case No. 4:15-cv-00905-O; (ii) Moran v. Sundelius, et al., Adversary No. 15-40289-rfn11; (iii) Moran v. Abundant Income, LLC et al., Adversary No. 15-04110-rfn; (iv) Moran, et al. v. 72 Vest, et al., Case No. 16-04035; (v) Moran, et al. v. Ostler, et al., Case No. 16-04022; (vi) Moran, et al. v. A. Roger O. Whitley, Group, Inc., et al., Case No. 16-04038; (vii) Moran, et al. v. Happy Endings, Case No. 16-04024; (viii) Moran, et al. v. Robin Rock, et al., Case No. 16-04034; (ix) Moran, et al. v. Ballantyne, et al., 16-

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 38 of 74

04039; (x) Moran, et al. v. Funds for Life, et al., Case No. 16-04029; (xi) Moran, et al. v. Averritt, et al., Case No. 16-04032; (xii) Moran, et al. v. Coleman, et al., Case No. 16-04037; (xiii) Moran, et al. v. Atwell, et al., Case No. 16-04030; (xiv) Moran, et al. v. Atwell, et al., Case No. 16-04030; (xv) Moran, et al. v. Blanc & Otus, et al., Case No. 16-04031; (xvi) Moran, et al. v. Alexander, et al., Case No. 16-04036; (xvii) Moran, et al. v. ESP Communications, Case No. 16-04027; (xviii) Moran, et al. v. Cassidy, Case No. 16-04033; (xix) Moran, et al. v. Brooks, Case No. 16-04025; (xx) Moran, et al. v. Summit Alliance Settlement Co., LLC, et al., Case No. 16-04026; (xxi) Moran, et al. v. American Heart Association, et al, Case No. 16-04028; (xxii) any other adversary proceedings brought by or against the Trustee pending on March 15, 2016; and (xxiii) any objections to any and all claims filed by, scheduled or listed for, or otherwise asserted by any person or entity listed on Appendix A, or any other individual who served prior to January 20, 2015 as an officer, director, advisor, board member, or otherwise was employed by LPI or any of its affiliates, including but not limited to all insiders of LPI or any of its affiliates, or any sales agents, brokers, IRA advisors, IRA custodians, IRA brokers, or other individuals affiliated with Life Partners’ sales or business, or any licensee or master licensee; or (vi) any other claims owned by the Trustee, the Debtors, or any of their successors; or (b) the Creditors’ Trust and its trustee’s or their successor’s right to prosecute: (i) the Arnold State Court Action; (ii) In re Life Partners Holdings, Inc. Shareholder Derivative Litigation, Case No. DR-11-CV-43-AM (W.D. Tex.); (iii) the litigation matters identified in Appendix B; (iv) the litigation matters assigned to the Creditors’ Trust by the MDL Plaintiffs; (v) any claims assigned to the Creditors’ Trust by the Plan, the Trustee, or the Debtors; (vi) the Assigned Claims; (vii) subject to the terms of paragraph 37, the Additional Assigned Claims; or (viii) any other claims assigned to or otherwise owned by the

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 39 of 74

Creditors’ Trust, its trustee, or their successors.

RESCISSION

39. If the Court does not approve or enter the Final Approval Order or the Final 9019 Order; if the Final Approval Order or the Final 9019 Order is modified or set aside on appeal; or if the Confirmation Order is modified, reversed, or vacated on appeal, then the Party or Parties adversely affected by or who opposed such refusal to provide or affirm the requested relief, modification, vacation, or appeal shall each, in their sole discretion, have the option to rescind this Settlement Agreement in its entirety by written notice to the Court and to counsel for the other Parties that is filed and served within ten (10) days of the event triggering the right to rescind. Any decision with respect to an application for or award of attorneys’ fees, costs, or expenses, by the Court, on appeal, or otherwise, shall not be considered material to the Settlement Agreement and shall not be grounds for rescission.

40. If the Settlement Agreement is rescinded in accordance with its terms, is not approved by the Court, or otherwise fails to become effective in accordance with its terms, including if the Effective Date fails to occur, then this Settlement Agreement will not take effect and will become null and void for all purposes, and the Parties will be restored to their respective positions in the Consolidated Class Adversary and the Arnold State Court Action as of the Execution Date of this Agreement, which shall be the date set forth in the introductory paragraph of this Settlement Agreement. In that event, this Settlement Agreement, and representations made in conjunction with it, may not be used in the Consolidated Class Adversary, the Arnold State Court Action, or otherwise for any purpose. The Parties expressly reserve all rights if the Settlement Agreement does not become effective or if it is rescinded.

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 40 of 74

PLAN SUPPORT AND ENTRY OF FINAL 9019 ORDER, FINAL APPROVAL ORDER, AND CONFIRMATION ORDER

41. The Estate Representatives, joined by the Lead Plaintiffs and Plaintiffs’ Counsel, shall seek entry of the Final Approval Order and Final 9019 Order, which as applicable shall include the provisions in Paragraph 32 of this Settlement Agreement and provisions: (a) authorizing the Trustee and the Debtors to enter into this Settlement Agreement; (b) approving this Settlement Agreement, and directing its implementation pursuant to its terms and conditions; (c) approving the allowance of the Class Claim as a class proof of claim pursuant to Bankruptcy Rules 9014 and/or 7023; (d) deeming the Plan and Confirmation Order to incorporate and include the terms and conditions of this Settlement Agreement and to approve the compromise and settlement that is contemplated in this Settlement Agreement as part of the Plan pursuant to 11 U.S.C. § 1123(b); (e) as of the Effective Date, releasing the Released Claims, and permanently barring and enjoining all Settling Parties from instituting, maintaining, or prosecuting, either directly or indirectly, any lawsuit that asserts Released Claims; (f) as of the Effective Date, approving the assignment of and assigning the Assigned Claims and Additional Assigned Claims to the Creditors’ Trust; (g) appointing Lead Plaintiffs as Class Representatives of the Ownership Settlement Subclass and Rescission Settlement Subclass, and authorizing and empowering Lead Plaintiffs, in their capacity as Class Representatives of the Settlement Class, to complete the class ballots and vote to accept the Plan on behalf of all Settlement Class Members who do not cast an individual ballot, subject to and in accordance with this Settlement Agreement; and (g) reserving to the Court that enters the Final Approval Order continuing jurisdiction over the Parties with respect to the Settlement Agreement and the Final Approval Order.

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 41 of 74

42. Class Representatives and Plaintiffs’ Counsel agree to fully support the Plan, and, pursuant to the Class Claim allowed under this Settlement Agreement, Class Representatives agree to vote in favor of the Plan on behalf of themselves and in their capacity as Class Representatives on behalf of any Settlement Class Members who do not cast an individual ballot, provided, however, that if the Class Representatives, in consultation with Plaintiffs’ Counsel, determine in the good faith exercise of their fiduciary duty and taking into consideration all relevant risk factors including, but not limited to, the opinions of the Plan Proponents and the Plan Supporters, potential delay, financial outcome, and other legal and regulatory factors, that there is a proposed plan other than the Plan that is not materially inconsistent with this Settlement Agreement and is in the best interest of the Settlement Class Members (the “Alternate Plan”), then Class Representatives and Plaintiffs’ Counsel may choose to support that Alternate Plan.

DISCOVERY AND COOPERATION

43. Discovery from Arnold State Court Action. Within 30 days after the Effective Date, Class Counsel shall deliver to the Trustee, by and through his attorneys at Thompson & Knight, 1722 Routh Street, Suite 1500, Dallas, Texas 75201, Attn: Jennifer R. Ecklund, a copy of all written discovery, deposition transcripts and exhibits, and documents that are not subject to any privilege or immunity that were produced in the Arnold State Court Action that have not already been provided to the Trustee, through counsel.

44. Cooperation from Lead Plaintiffs. Upon reasonable notice, each Lead Plaintiff agrees to make himself or herself available for an interview, at mutually convenient times and at a location or locations of his or her choice within the United States, or by telephone. Each Lead Plaintiff will provide truthful information and requested documents (if reasonably available), and

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 42 of 74

shall cooperate in the preparation of truthful declarations and/or affidavits if requested by the Trustee or his successor, the trustee of the Creditors’ Trust, or their counsel. Nothing herein shall require the Debtors to pay any expense of the Lead Plaintiffs or his or her attorney in connection with any interview provided for in this paragraph 44. An “interview” for purposes of this paragraph 44 shall last no longer than two hours, excluding reasonable breaks.

45. Cooperation from Class Counsel. Class Counsel for the Rescission Settlement Subclass agrees to reasonably cooperate with a designee of the Trustee or his successor, the trustee of the Creditors’ Trust, or their counsel, free of any charge, to provide information relevant to the Settlement Class Members’ investments with LPI, including consulting with a designee of the Trustee or his successor, the trustee of the Creditors’ Trust, or their counsel on the discovery and events from the Arnold State Court Action, securing documents requested from Lead Plaintiffs, and providing work product from the Arnold State Court Action or the Consolidated Class Adversary relevant to the Creditors’ Trust’s prosecution of the Assigned Claims, the Additional Assigned Claims, or other litigation to benefit the bankruptcy estates or the Creditors’ Trust, up to fifty (50) hours of attorney time, including travel time. Provided, however, that Class Counsel shall not be required to provide requested cooperation if Class Counsel reasonably believes providing such cooperation is unlawful, would result in Class Counsel violating any ethical rule governing the practice of law, and/or expose Class Counsel to risk of liability to any person or entity.

ATTORNEYS’ FEES

46. Class Counsel will apply to the Court for an award of attorneys’ fees in an amount not to exceed $33,000,000 (the “Agreed Fee”), to be paid over time through the mechanism described below (the “Fee Application”). The Trustee and Subsidiary Debtors estimate the present

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 43 of 74

value of the Agreed Fee to be $5,219,043. The Fee Application is subject to approval by the Court, and the final amount awarded by the Court on the Fee Application (the “Approved Fee”) will be paid through the mechanism described below and set forth in Section 4.03(b) and 4.13(e) of the Plan.

47. Settlement Class Members will not be required to pay the Approved Fee from any portion of Fractional Positions owned by or contributed to the Position Holder Trust by Settlement Class Members pursuant to the Plan. Class Counsel agrees to defer payment of the Approved Fee and instead to be paid the Approved Fee in accordance with the Plan in kind and over time on the basis of the face amount of Pre-Petition Abandoned Positions, and through transfer to Class Counsel (or a designee of Class Counsel) of ownership of a pro rata share2 of the Pre-Petition Abandoned Positions to Class Counsel in the aggregate face amount of the Approved Fee (the “Fee Positions”3) on or before the later of: (i) the completion of Catch-Up Reconciliation (as defined in the Plan); or (ii) ten (10) days after the Fee Application is approved in the amount of the Approved Fee, regardless of whether the Approved Fee or Final Approval Order is appealed or sought to be modified by any person or entity. If the Approved Fee or Final Approval Order is appealed, maturity proceeds allocated to the Fee Positions will be placed into escrow pending the outcome of the appeal, and if the Approved Fee or Final Approval Order is modified or reversed on appeal, the registered ownership of the affected Pre-Petition Abandoned Positions (or maturity proceeds therefrom) will be transferred to the Position Holder Trust, but only to the extent of the

2 The Fee Positions will be a percentage of every Pre-Petition Abandoned Position determined by taking the Approved Fee and dividing it by the total value of the Pre-Petition Abandoned Positions. For example, if the total value of the Pre-Petition Abandoned Positions is $180 million and if the Approved Fee is $33 million, the Fee Positions will be 18.3333% of each of the Pre-Petition Abandoned Positions.

3 Also referred to as “Class Action Litigants’ Counsel Fee Positions” in the Plan.

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 44 of 74

modification or reversal. Plaintiffs’ Counsel’s ownership of the Fee Positions will be subject to a 3% (three percent) servicing fee and no other encumbrances, including but not limited to “catch-up” payments or ongoing premium payment obligations. The Fee Positions will be governed by and treated under the Plan. In no event will Class Counsel have the right to recover payment or recovery of its attorneys’ fees pursuant to this Settlement Agreement in excess of the Approved Fee.

48. The Estate Representatives: (a) shall not directly or indirectly oppose and shall advance and support the Fee Application and entry of one or more appropriate orders authorizing and directing the payment and allowance of the Agreed Fee, in full, payable as set forth in this Agreement; and (b) shall not take any position that would be inconsistent with the positions asserted by Class Counsel in support of the Agreed Fee. The Trustee and Subsidiary Debtors shall: (a) cooperate with Class Counsel as reasonably requested with respect to the Fee Application; and (b) oppose any request by any person or entity to reduce the amount of the Allowed Fee below the Agreed Fee. The Trustee and Subsidiary Debtors agree that payment and allowance of an Approved Fee to Class Counsel in the amount of the Agreed Fee, payable as set forth in this Agreement, is a fair and reasonable fee calculated as a percentage of the common fund under applicable non-bankruptcy law, based upon and directly traceable to the work performed by Plaintiffs’ Counsel and the significant benefits conferred on the Settlement Class, inter alia, traceable to the relief awarded to the Settlement Class Members in the terms of this Settlement Agreement.

49. The Trustee and Subsidiary Debtors recognize that the Agreed Fee is less than the amount that Class Counsel may otherwise be entitled to receive, as a percentage of a common fund,

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 45 of 74

a fund that Plaintiffs’ Counsel discovered, prosecuted, and created for the benefit of the Settlement Class. Class Counsel asserts the common fund traceable to the amounts recovered by Class Counsel for the benefit of the Settlement Class Members is $1,283,607,944, which is the amount of claims entitled to rescission as a result of the opinion obtained through Plaintiffs’ Counsel’s litigation in the Arnold State Court Action. Regardless, under an actual monetary value approach, the Plan results in substantial value and direct benefits presently estimated to be $1,078,582,000 to the Settlement Class Members on account of the claims awarded to them through the Arnold State Court Action and the settlement of the Consolidated Class Adversary. This value is comprised of at least the sum of the stream of payments that will be paid to Settlement Class Members through the Plan. If the common fund is calculated using the “actual monetary value” method, then the Agreed Fee is only 3.06% of the common fund.

50. Accordingly, the Trustee and Subsidiary Debtors acknowledge and agree that regardless of the methodology employed to calculate the common fund, the amount of the common fund is sufficiently large that the amount of fees to be requested by Class Counsel pursuant to this Agreement in the Fee Application (i.e., the Agreed Fee) is fair and reasonable as a percentage of the common fund and should be allowed and is a significant concession by Class Counsel.

51. Moreover, the Trustee and Subsidiary Debtors recognize that that the resolution of the Ownership Issue is required in order to permit the formulation and confirmation of the Plan, and Class Counsel’s acceptance of payment over time through the mechanism described in paragraph 47, rather than in a lump sum in cash on the Effective Date, significantly increases the Debtors’ liquidity and ability to perform the future obligations that benefit all creditors under the Plan and is a significant factor supporting the averment that the Plan is feasible and satisfies, inter

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 46 of 74

alia, 11 U.S.C. § 1129(a)(11). Therefore, the Trustee and Subsidiary Debtors acknowledge that the Agreed Fee is both fair and reasonable, considering the factors expressed in Johnson v. Georgia Highway Express, Inc., 488 F.2d 714 (5th Cir. 1974).

52. A reduction, by the Court, on appeal, or otherwise, of the Agreed Fee or Approved Fee is not considered material to this Agreement and shall not affect any other rights or obligations under this Agreement. In the event the amount payable to Class Counsel is reduced, by the Court, on appeal, or otherwise, the related funds or Pre-Petition Abandoned Interests will remain part of the Debtors’ bankruptcy estates and be treated in accordance with the Plan.

ADDITIONAL PROVISIONS

53. Reasonable Best Efforts to Obtain Final Approval of the Settlement Agreement. Counsel for all Parties agree to use their reasonable best efforts to obtain final approval of this Settlement Agreement, subject to the Parties’ rights to rescind the Settlement Agreement as set forth in paragraphs 39-40 and fiduciary obligations of the Parties.

54. Audit Rights. Debtors agree to cause the Position Holder Trust to be required to keep sufficient books, records, and accounts regarding its collection and distribution of death benefits and its other obligations under this Agreement, and to maintain such records until the expiration of seven (7) years after the year to which such records pertain. Upon ten (10) days notice, Class Counsel shall have the right, at its own expense and not more than once every other calendar year, to have an independent auditor, who shall be a certified public accountant from an accounting firm of Class Counsel’s choice, inspect and audit the Position Holder Trust’s relevant records and practices during the Position Holder Trust’s normal business hours solely to verify the accuracy of payments and compliance with the Position Holder Trust’s obligations under this

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 47 of 74

Agreement, subject to the independent auditor signing a confidentiality agreement with the Position Holder Trust. The independent auditor shall only disclose to Class Counsel the amount of death benefits collected and distributed and the amount of any underpayment or overpayment, and shall not disclose to Class Counsel documents, invoices, investor identities, or any other confidential or proprietary information of the Position Holder Trust. If any such audit should disclose an alleged insufficient payment to Class Counsel, the independent auditor shall deliver a report to the Position Holder Trust, and the Position Holder Trust shall have thirty (30) days to review the report and either accept or object to the findings of the report. If the Position Holder Trust accepts the findings of the report, the Position Holder Trust shall bring itself into compliance with the Agreement within fifteen (15) days after acceptance and pay Class Counsel for any shortfall determined. If the Position Holder Trust objects to the findings of the report, Class Counsel and the Position Holder Trust will jointly hire a third-party certified public accountant unaffiliated with either side to prepare a report within thirty (30) days. If the third-party report identifies a shortfall owed to Class Counsel, the Position Holder Trust shall bring itself into compliance with the Agreement within fifteen (15) days after issuance of the third-party report determining any shortfall. In the case of an accepted audit report or third-party audit report showing underpayment of more than one percent (1%) for any calendar year, the Position Holder Trust shall also pay for Class Counsel’s reasonable expenses of such audit (including attorneys’ fees and fees paid to the auditor). In the case of an accepted audit report or third-party audit report showing no underpayment for any calendar year, Class Counsel shall pay for the Position Holder Trust’s reasonable expenses of such audit (including attorneys’ fees and fees paid to the auditor), if any.

55. No Admission. This Settlement Agreement, whether or not it shall become final,

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 48 of 74

and any and all negotiations, communications, and discussions associated with it, shall not be: (a) offered or received by or against any person as evidence of, or be construed as or deemed to be evidence of, any presumption, concession, or admission by a Party of the truth of any fact alleged or defense asserted, of the validity of any claim, of the deficiency of any defense, or of any liability, negligence, fault or wrongdoing on the part of any Party; (b) offered or received by or against any person as a presumption, concession, admission or evidence of the violation of any state or federal statute, law, rule, or regulation or of any liability or wrongdoing by any Party, or of the truth of any of the claims, and evidence thereof shall not be directly or indirectly, in any way, offered or received (whether in the Consolidated Class Adversary, or in any other action or proceeding), except for purposes of enforcing this Settlement Agreement and the Final Approval Order and Confirmation Order, including, without limitation, asserting as a defense the release and waivers provided herein; (c) offered or received by or against any person as evidence of a presumption, concession, or admission with respect to a decision by any court regarding the certification of a class, or for purposes of proving any liability, negligence, fault, or wrongdoing, or in any way referred to for any other reason as against the Trustee or the Debtors, in any other civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of this Settlement Agreement; provided, however, that if this Settlement Agreement is approved by the Court, then the signatories to the Agreement may refer to it to enforce their rights hereunder; or (d) construed as an admission or concession by an Party that the consideration to be given in this Settlement Agreement represents the relief that could or would have been obtained through trial in the Consolidated Class Adversary or the Arnold State Court Action.

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 49 of 74

56. Arm’s-Length Negotiations. The Parties agree that the terms of this Settlement Agreement were negotiated at arm’s length and in good faith, and reflect a settlement that was reached voluntarily after consultation with experienced legal counsel. This Settlement Agreement shall not be construed more strictly against one Party than another merely by virtue of the fact that it, or any part of it, may have been prepared by counsel for one of the Parties, it being recognized that it is the result of arm’s-length negotiations between the Parties and their counsel, and all Parties have contributed substantially and materially to the preparation of this Settlement Agreement.

57. Only written modification. This Settlement Agreement, including the appendices to this Settlement Agreement, may not be modified or amended, nor may any of its provisions be waived, except by a writing signed by all signatories to this Settlement Agreement or their successors-in-interest. Any condition in this Settlement Agreement may be waived by the Party entitled to enforce the condition in a writing signed by that Party or its counsel. The waiver by any Party of any breach of this Settlement Agreement by any other Party shall not be deemed a waiver of the breach by any other Party, or a waiver of any other prior or subsequent breach of this Settlement Agreement by that Party or any other Party. Without further order of the Bankruptcy Court, the Parties may agree to reasonable extensions of time to carry out any of the provisions of this Settlement Agreement.

58. Headings. The headings herein are used for the purpose of convenience only and are not meant to have legal effect.

59. Authority of the Court. The administration and consummation of this settlement as embodied in this Settlement Agreement shall be under the authority of the Court orders approving

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 50 of 74

this Settlement Agreement and authorizing and directing the Parties to effectuate and implement this Settlement Agreement pursuant to Federal Rules of Bankruptcy Procedure 9019 and 7023 and Federal Rule of Civil Procedure 23 and the Confirmation Order, and the Court that enters the Final Approval Order shall retain continuing and exclusive jurisdiction for the purpose of, inter alia, entering orders providing for the enforcement of the terms of this Settlement Agreement.

60. Taxes. The Plaintiffs and Plaintiffs’ Counsel acknowledge that neither of the Trustee, the Debtors, any of their counsel, nor Plaintiffs’ Counsel, have provided, made, or are making in connection with the Settlement Agreement, any tax advice or any representations regarding possible tax consequences relating to the Settlement Agreement or the Plan. The Plaintiffs and Plaintiffs’ Counsel further acknowledge that neither the Trustee, the Debtors, the Committee,4 and their successors under the Plan, any of their counsel, nor Plaintiffs’ Counsel, have or will have any responsibility for any taxes due based upon the equitable relief provisions in paragraph 32 or based upon any other provision of the Settlement Agreement or the Plan except for the Approved Fee. Plaintiffs’ Counsel acknowledges that neither the Trustee, the Debtors, the Committee, and their successors under the Plan, nor any of their counsel, have or will have any responsibility for any taxes due based upon payment of the Approved Fee. Each Settlement Class Member’s tax obligations, if any, and the determination thereof, are the sole responsibility of the Settlement Class Member. The Debtors shall comply with all applicable reporting and withholding obligations imposed by law, including reporting the payment of the Approved Fee and backup withholding if Class Counsel does not furnish its taxpayer identification number to the Debtors

4 Nothing in this paragraph is intended to diminish or affect in any manner any responsibility for any taxes due, based upon the equitable relief provisions in paragraph 32, that any Committee member may have by virtue of such individual’s status as a Settlement Class Member.

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 51 of 74

using Form W-9, Request for Taxpayer Identification Number and Certification.

61. Entire Agreement. This Settlement Agreement (inclusive of its appendices) and the Plan constitutes the entire agreement among the Parties concerning this settlement, and no representations, warranties or inducements have been made by any Party concerning this Settlement Agreement (inclusive of its appendices) other than those contained and memorialized in the Settlement Agreement (inclusive of its appendices) or the Plan. In the event of a conflict between the terms of this Settlement Agreement and the terms of the Plan, the terms of this Settlement Agreement shall control.

62. No Third Party Beneficiaries. This Settlement Agreement is not intended to confer any rights, obligations, or remedies on any person other than the Parties and their successors and assigns.

63. Multiple Counterparts. This Settlement Agreement may be executed in one or more original, e-mailed, and/or faxed counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument.

64. Binding Nature. This Settlement Agreement shall be binding upon, and inure to the benefit of, the successors and assigns of the Parties.

65. Choice of Law. The construction, interpretation, operation, effect and validity of this Settlement Agreement shall be governed by the laws of the State of Texas without regard to the applicable choice of law rules, except to the extent that federal law requires that federal law govern.

66. Representations and Warranties. All counsel and any other person executing this Settlement Agreement and any of its appendices, or any documents related to the Settlement Agreement, warrant and represent that they have the full authority to do so and that they have the

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 52 of 74

authority to take appropriate action required or permitted to be taken pursuant to the Settlement Agreement to effectuate its terms. The Parties agree to use their reasonable best efforts to consummate the settlement in accordance with the terms of this Settlement Agreement and shall execute and deliver any document or instrument reasonably requested by any of them after the date of this Settlement Agreement to effectuate the intent of this Settlement Agreement.

67. Severability. Any determination that any provision of this Settlement Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, and enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Settlement Agreement. No Party shall assert or claim that this Settlement Agreement or any provision hereof is void or voidable if such Party performs under this Settlement Agreement without prompt and timely written objection.

IN WITNESS WHEREOF, the Parties hereto have caused this Settlement Agreement to be executed, by their duly authorized attorneys as of March 24, 2016.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

LIFE PARTNERS HOLDINGS, INC.

Date: 3/24/16

By: ______________________
H. Thomas Moran II, Chapter 11 Trustee for Life Partners Holdings Inc.

LIFE PARTNERS, INC.

Date: 3/24/16

By: ______________________
H. Thomas Moran II, Sole Director of Life Partners, Inc.

LPI FINANCIAL SERVICES, INC.

Date: 3/24/16

By: ______________________
H. Thomas Moran II, Sole Director of LPI Financial Services, Inc.

OFFICIAL COMMITTEE OF UNSECURED CREDITORS

Date: ______________

By: ______________________
Mark Reddus, Member

Date: ______________

By: ______________________
Bert Scalzo, Member

Date: ______________

By: ______________________
Skip Trimble, Member

LEAD PLAINTIFFS AND PROPOSED CLASS REPRESENTATIVES

Date: ______________

By: ______________________
Philip Garner

Date: ______________

By: ______________________
Christine Duncan

Page 42 of 52

LIFE PARTNERS HOLDINGS, INC.

Date:__________________ By:______________________________
H. Thomas Moran II, Chapter 11 Trustee for Life Partners Holdings Inc.

LIFE PARTNERS, INC.

Date: __________________ By: ______________________________
Colette Pieper, CEO of Life Partners, Inc.

LPI FINANCIAL SERVICES, INC.

Date: __________________ By: ______________________________
Colette Pieper, CEO of LPI Financial Services, Inc.

OFFICIAL COMMITTEE OF UNSECURED CREDITORS

Date: 3-17-2016 By: ______________________________
Mark Redmus, Member

Date: 3-17-2016 By: ______________________________
Bert Scalzo, Member

Date: __________________ By: ______________________________
Skip Trimble, Member

LEAD PLAINTIFFS AND PROPOSED CLASS REPRESENTATIVES

Date: __________________ By: ______________________________
Philip Garner

Date: __________________ By: ______________________________
Christine Duncan

Page 42 of 52

LIFE PARTNERS HOLDINGS, INC.

Date:____________________ By:________________________________
H. Thomas Moran II, Chapter 11 Trustee for Life Partners Holdings Inc.

LIFE PARTNERS, INC.

Date: ____________________ By: ________________________________
Colette Pieper, CEO of Life Partners, Inc.

LPI FINANCIAL SERVICES, INC.

Date: ____________________ By: ________________________________
Colette Pieper, CEO of LPI Financial Services, Inc.

OFFICIAL COMMITTEE OF UNSECURED CREDITORS

Date: ____________________ By: ________________________________
Mark Reddus, Member

Date: ____________________ By: ________________________________
Bert Scalzo, Member

Date: 3/22/16 By: [signature]
Skip Trimble, Member

LEAD PLAINTIFFS AND PROPOSED CLASS REPRESENTATIVES

Date: ____________________ By: ________________________________
Philip Garner

Date: ____________________ By: ________________________________
Christine Duncan

Page 42 of 52

LIFE PARTNERS HOLDINGS, INC.

Date:________________ By:____________________________
H. Thomas Moran II, Chapter 11 Trustee for Life Partners Holdings Inc.

LIFE PARTNERS, INC.

Date: ________________ By: ____________________________
Colette Pieper, CEO of Life Partners, Inc.

LPI FINANCIAL SERVICES, INC.

Date: ________________ By: ____________________________
Colette Pieper, CEO of LPI Financial Services, Inc.

OFFICIAL COMMITTEE OF UNSECURED CREDITORS

Date: ________________ By: ____________________________
Mark Reddus, Member

Date: ________________ By: ____________________________
Bert Scalzo, Member

Date: ________________ By: ____________________________
Skip Trimble, Member

LEAD PLAINTIFFS AND PROPOSED CLASS REPRESENTATIVES

Date: 3/18/2016 By: [signature]
Philip Garner

Date: ________________ By: ____________________________
Christine Duncan

Page 42 of 52

LIFE PARTNERS HOLDINGS, INC.

Date:________________ By:________________________
H. Thomas Moran II, Chapter 11 Trustee for Life Partners Holdings Inc.

LIFE PARTNERS, INC.

Date: ________________ By: ________________________
Colette Pieper, CEO of Life Partners, Inc.

LPI FINANCIAL SERVICES, INC.

Date: ________________ By: ________________________
Colette Pieper, CEO of LPI Financial Services, Inc.

OFFICIAL COMMITTEE OF UNSECURED CREDITORS

Date: ________________ By: ________________________
Mark Reddus, Member

Date: ________________ By: ________________________
Bert Scalzo, Member

Date: ________________ By: ________________________
Skip Trimble, Member

LEAD PLAINTIFFS AND PROPOSED CLASS REPRESENTATIVES

Date: ________________ By: ________________________
Philip Garner

Date: 3.17.16 By: Christine Duncan
Christine Duncan

Page 42 of 52

Date: 3/17/2016 By: [signature]
Steve South as trustee for the South Living Trust

Date: 3-16-2016 By: [signature]
Dr. John Ferris

Date: 3-16-2016 By: [signature]
Michael Arnold

Date: 3-16-2016 By: [signature]
Janet Arnold

PLAINTIFFS' COUNSEL

Date: ______________ By: [signature]
Keith L. Langston, Langston Law Firm

Date: ______________ By: ______________
Scott Skelton, Skelton Slusher Barnhill Watkins Wells PLLC (f/k/a Zelesky Law Firm PLLC)

Date: ______________ By: ______________
Robert Cain, Alderman Cain & Neil PLLC

Page 43 of 52

Date: ____________ By: ______________________
Steve South as trustee for the South Living Trust

Date: ____________ By: ______________________
Dr. John Ferris

Date: ____________ By: ______________________
Michael Arnold

Date: ____________ By: ______________________
Janet Arnold

PLAINTIFFS' COUNSEL

Date: ____________ By: ______________________
Keith L. Langston, Langston Law Firm, as Plaintiffs' Counsel and as Class Counsel

Date: ____________ By: ______________________
Scott Skelton, Skelton Slusher Barnhill Watkins Wells PLLC (f/k/a Zelesky Law Firm PLLC)

Date: ____________ By: ______________________
Robert Cain, Alderman Cain & Neil PLLC

Page 43 of 52

Date: ____________ By: ______________________
Steve South as trustee for the
South Living Trust

Date: ____________ By: ______________________
Dr. John Ferris

Date: ____________ By: ______________________
Michael Arnold

Date: ____________ By: ______________________
Janet Arnold

PLAINTIFFS' COUNSEL

Date: ____________ By: ______________________
Keith E. Langston, Langston Law Firm

Date: ____________ By: ______________________
Scott Skelton, Skelton Slusher Barnhill Watkins Wells PLLC (f/k/a Zelesky Law Firm PLLC)

Date: ____________ By: ______________________
Robert Cain, Alderman Cain & Neil PLLC

Page 43 of 52

Date: ________________ By: ________________________________
Steve South as trustee for the
South Living Trust

Date: ________________ By: ________________________________
Dr. John Ferris

Date: ________________ By: ________________________________
Michael Arnold

Date: ________________ By: ________________________________
Janet Arnold

PLAINTIFFS' COUNSEL

Date: ________________ By: ________________________________
Keith L. Langston, Langston Law Firm

Date: ________________ By: ________________________________
Scott Skelton, Skelton Slusher Barnhill
Watkins Wells PLLC (f/k/a Zelesky Law Firm
PLLC)

Date: ________________ By: ________________________________
Robert Cain, Alderman Cain & Neil PLLC

Page 43 of 52

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 62 of 74

Appendix A

A Roger O. Whitley Group, Inc.	Charlotte Hardin	Dee Wayne Cullum
A Silver Lining, LLC	Charmaine Wages	Dennis Carpenter
A. Nick Coppolo	Charter Insurance Brokerage, Inc.	Dennis Lagow
Achim Reinhart dba LifeSet TBB	Chidester Investment, LLC	Dennis O. Harris
Afrain Cavazos	Cindy Bulloch	Descartes Limited
Alexandra Agencies Limited	Clear Sum, LLC	Diamond Safe Financial, LLC
Alternative Investment Advisors, LLC	Clint Perrin	Dipak Patel
Andrew Walvoord	Clyde Jones	Diversified Metroplex Investors, LLC
Andy Hines	Concierge Life Settlements, Inc.	Don Ballew
Anne Stilwell Kleefisch	Connie Forbes	Donald B. Bergis
Assured Retirement, LLC	Connie Langley	Donald L. Ashberry
Bagby Investments LP	Craig C Perkins Wealth Solutions LLC	Donald Whittenburg and Mgmt
Barlas & Chamber, LLC	Craig C. Perkins	Douglas Allison
Bay Wine, Inc.	Crossroads Agency	Eagle One Investments, LLC
Becky Weatherby	CUB Investments	Earl Stewart
Betty J. Horton	Dallas Air Charter	EBS III Financial, Inc.
Bill Enlow	Dan Lahey	Educated Investment Group
Billie Hall	Danny J. Markham	Edward G. Burford aka Eddie Burford
Blackstone Family Partnership	DAT Interests, Inc.	Edward G. Burford Corporation
Brad Wilemon	Dave F. Dallons	Edward O. Reeves
Brent Husted	David Barr	ENR Enterprises, LLC
Brian E. Prechtl	David Bendel	F. R. Harden
Brian Harper	David Eiland	Faye Bagby
Brian Murray	David F. Brockman	Fei Havenor
Byron T. Gannaway	David M Bruce TR	Fellowship Financial, LLC
Cade Smith	David Norcom	Fidelis Fetsch
Caperton Enterprises, Inc.	David Taliaferro	Filpansick Holdings, LLC
Carrie Bitros	David Valencia	Forward Financial & Ins Services, Inc.
Carteya Limited	David Youzva	Forward Focus International Corp.
Centerline Resources, LLC	dba Positive Rate Investments, LLC	Frank Dimicelli

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 63 of 74

Fritz J Aldrine	Jack R. Barnes	Ken Comeaux
Gain Plan Financial, LLC	Jack Rosenquist	Ken Higdon
Garry Madaline	Jacob Moran	Kenneth Holland
Gary Brosseit	Jacqueline M. Tyler	Kenneth J. McGovern
Gary Cassill	James B Sloan	Kenneth Nelson
Gary Henderson	James C. Calmes	Kenneth Smith
George Filpansick	James H. Cobb	KL Grace, LLC
Gerald DuBose	James Moriarty III	K’s Marketing, Inc.
Gil DeShazo	James Rose	Lana Borbas
Glenda L. Cooper	James Sundelius	Larry Darnall
GO Financial Services, Inc.	James T. Payton	Laura Olbeter
Good Life Financial	Janet Kusch	Lead Masters Insurance Marketing &
Grace Life Investments	Jay Heimburger	Financial Network, Inc.
Gregg M Cune	Jeannette Bajalia	Life Financial Group, LLC
Gregory Dailey	Jeff Martel	LifeMatters International, Inc.
Guy Smith	Jeff S. Garrett	Linda Harper
Hans P. Reinhart	Jerry Weakley Enterprises, Inc.	Lloyd Lowe Sr.
Harmon Insurance Agency	Jody Ashford	Lori Herzog
Harry J Wilson	Joe Bollinger	Luxury Management, LLC
Hollis Steven Hufstetler, Sr.	Joel F. Woods	Lynn Investments, LLC
Homer H. Stout	John Crooks	Marianne Honea
Howard J. Boutte	John Guess	Mark Bronson
Huilen E Tseng	John Harper	Mark House
Humberto Alcazar, Jr.	John J. Gannon	Mark McKay
IFS Financial Services	John P. Ley	Matt Pashby
Innovative Charitable Solutions, Inc	John R. Gove	Maxing Money Solutions, Inc.
Integrity Capital Advisory, LLC	John R. Harkey Sr.	MCH Advisors Inc.
Inter Consulting	John S. Muratore	MDH Investments
Internet Aces Corp	Johnson Financial Consulting, Inc.	Melinda Mangrum
Investment Income Group, LLC	Joseph Barkate, PLLC	Merrie M. Kelly
Isidore Enterprises Inc.	Joseph Feldman	Michael Lloyd
IWM Investments, LLC	Joseph Hopkins	Michael McGarrah
Jack Lee Dixon TR U	Julie Cepelak dba Wealth Watchers, LLC	Michael Mishler
Jack M. Pausman	Keith Randolph-Lipscomb	Michael T. Tyler

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 64 of 74

Miles Babcock	Rick Curtis	The Arbitrage Advisory Group, Inc.
Money Team Coach, LLC	Robert D. Phillips	The Elisha Group, LLC
Mustang Ins. Group	Robert H. Watlington	The Perfect Enhancement, LLC
Nathaniel Hawkins III	Robert M. Rountree	The Property People, LLC
Necia B. Cobb aka Necia Bishop-Cobb	Robert Newton	The Retirement & Investment Council
New England Alternative Investments, Inc.	Robert Quick	Thomas Burk Massey
Norman Lorentz	Robert Rountree Jr.	Thomas C. Zyroll
NW Safe Retirement	Robert Westrup	Thomas Quinn
Ohlhaber Asset Management, LLC	Robert Whipple, Inc.	Thomas R. McElroy
Omnium International Group, Inc.	Robin Rock, Ltd.	Thomas R. Wilson
OPV Enterprises, LLC	Roger Lane	Timothy Joyce
Paget Holdings, Ltd.	Ronald Coleman	Todd Shevlin
Pamela Ball	Ronnie Knoy	United Senior Advisors Group
Pamela M. Burton	Ronnie McAda, Jr.	Vernon Bell
Pamela S. Davis	Root Hospitality Solutions, LLC	Vicki C. Flannery
Paul Nick	Russell Hagan	Victor Pantuso
Paula Izzard Properties, LLC	Ryan Cowley	Wade L. Hampton
Phillip Bellingan	Safe Alternative Investments, LLC	Wealth Associates Incorporated
PowerStream Investment Corporation	Sean Maness	Wellspring Enterprise Mgmt, Inc.
Presidents Marketing Group	Secure Retirement Solutions, LLC	Wendelin Labio-Balallo
Professional Insurance Elite Agency, LLC	Shamrock Life Settlement, Inc.	Wheetley Financial Services
R Squared Inc.	Sherwood International Corporation	William Knoy
Randal Wallis	Sidney Evans	William M. Tolleson
Randel Brookings	Spectrum Advisors, Inc.	William Michael Tolleson
Rands Agency, Inc.	Stephanie M. Lucke	William V. Mozek, Jr.
Raymon G. Chadwick Jr.	Steve Feeken	Windfall Development, Inc.
Raymond Croteau	Sun Safety, Inc.	Winners Only Team, Inc.
Raymond Fox	Sundbridge Financial, LLC
Retirement Options, LLC	Susan Carver
Retirement Rescue, LLC	Susan J. Payton
Rich DePaolo	T. Brooks Moore
Richard Shaw	TEK 2001, Inc.
Richard W. Kemp	Tena Wilson
Richard Wong	Texas Fifty Plus, Inc.

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 65 of 74

Appendix B

Jack and Jolene Wasson v. Cathy Dewitt, Lakeside Equity Partners, Inc. v. Life Partners, Inc., No. 16-04040-rfn (United States Bankruptcy Court for the Northern District of Texas, filed Dec. 26, 2012, removed March 14, 2016)

William S. Eastwood, Russell J. Bowman, and Kristina A. Bowman v. Life Partners Inc. and LPI Financial Services, No. 16-06003 (United States Bankruptcy Court for the Western District of Texas, filed Nov. 20, 2014, removed March 14, 2016)

JMD Resources, LLC v. Life Partners Inc., Life Partners Holdings, Inc., No. 16-05016 (United States Bankruptcy Court for the Western District of Texas, filed May 13, 2014, removed March 14, 2016)

Michael Arnold, Janet Arnold, Steve South, John S. Ferris, and all others similarly situated v. Life Partners, Inc., Life Partners Holdings, Inc., Abundant Income, and Milkie/Ferguson Investment, Inc., No. DC-11-02995 (Tex. Dist. Ct. Dallas Cnty., filed Mar. 14, 2011)

Anthony Sansone, on behalf of himself and all others similarly situated v. Life Partners, Inc., No. 15-1628-CI (Fla. Cir. Ct. Pinellas Cnty., filed March 12, 2015)

Pillar Life Settlement Fund I, LP et al. v. Life Partners, Inc., No. 15-04106-rfn (United States Bankruptcy Court for the Western District of Texas, filed Dec. 22, 2015)

KLI Investments, LP et al. v. Life Partners, Inc., No. 15-04051-rfn (United States Bankruptcy Court for the Western District of Texas, filed June 19, 2015) (including all intervenors and proposed intervenors)

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 66 of 74

Appendix C

1.	Allen, Jr., James
2.	Armstrong, Sandra
3.	Babb, Joseph
4.	Balady, Louis
5.	Barbarin, Joy C.
6.	Beal, Christopher
7.	Bingiel, Alana
8.	Bingiel, Joseph
9.	Bingiel, Joseph & Alana
10.	Birtcher, Danny
11.	Blackwell, Hurshel Dwayne
12.	Blackwell, Patricia
13.	Broderick, Matthew
14.	Brown, Emily
15.	Padron, Eladio
16.	Byram, Jimmie
17.	Carey, Nancy
18.	Carey, Robert
19.	Carey, Robert & Nancy
20.	Carpenter, Barbara
21.	Carpenter, Michael
22.	Chapman, Rita
23.	Chidester, John D.
24.	Coffey, Mary Jane
25.	Collins, Bruce
26.	Collins, Deborah
27.	Colvin, James
28.	Contella, Charles Joseph
29.	Cooper, Glenda
30.	Cooper, Glenda (Custodian for Lina Grace Assaad UGMA)
31.	Cooper, Glenda (Custodian for Samuel Mark Assaad UGMA)
32.	Harvey Living Trust (Glenda Cooper as Trustee)
33.	Cooper, Thomas
34.	Cotten, Bill & Nancy
35.	Cumbest, Glenda (obo Joseph B. Cumbest, Sr., Deceased)
36.	Cummings, Lucinda
37.	Cummings, Terry
38.	DeMars, Sandra (obo Larry Eugen DeMars, Deceased)
39.	Dinsmore, Gerald
40.	Dirks, Sherra
41.	Douma, Paul

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 67 of 74

42.	DuKet, Thomas
43.	Eccles, Stephen & Daryl
44.	Evans, Donna
45.	Evans, Robert
46.	Falvo, Elaine M.
47.	Falvo, III, Louis
48.	Fisher, Warren
49.	Funke, Henry & Diana
50.	Gallina, Pamela
51.	Gartenberg, Joel
52.	Gillespie, Carolyn
53.	Goldstein, Janet
54.	Guion, DDS, H. Don
55.	Halman, Douglas
56.	Harris, Dennis
57.	Hilliard, Robert J.
58.	Hillman, Rebecca
59.	Holland, Theresa
60.	Hubbard, John
61.	Hubbard, William Brent
62.	Hutchinson, George
63.	Hutchinson, Laura
64.	Hutto, Don
65.	Inglis, Lona
66.	Inglis, Ronald
67.	Ira M. Sabbagh Trust (Ira M. Sabbagh as Trustee)
68.	Ivory Artists, Inc.
69.	Jacobi, Richard & Anna
70.	Jennings, Joe
71.	Johnson, Clara
72.	Johnson, Gary
73.	Johnston, Ross
74.	Jones, Henry & Nancy
75.	Jones, Shana
76.	Gerald Williams Jr & Shana Jones Rev. Living Trust (Gerald Williams, Jr. & Shana Jones as Trustees)
77.	Jortner, DDS, Wayne
78.	Joshi, Sanjay
79.	Kanouse, Thomas J.
80.	The Kaye Family Trust (Michael C. Kaye & Pamela S. Gerver-Kaye as Trustees)
81.	Kellogg, Alan
82.	Kitchen, Richard
83.	Kohler, Janet
84.	Kohler, Kirk

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 68 of 74

85.	Kovac, David L.
86.	The George and Jacqueline Krabbe Family Trust (George & Jacqueline Krabbe as Trustees)
87.	Krizman, James
88.	Kwok, Don Chaen & Nguyen, Christine
89.	Lair, Kelly
90.	Lair, Peggy
91.	Langhurst, Kathleen
92.	Langhurst, Paula
93.	Lilli, II, Joseph A.
94.	Love, James
95.	Love, James & Denise
96.	Lunsford, Joanna
97.	Lunsford, Ray & Joanna
98.	Lutz, Carolyn
99.	Lutz, Douglas C.
100.	Lutz, Jr., Richard Paul
101.	Marsters, Dorothy
102.	Marsters, Judson
103.	Marti, Thomas
104.	Mathis, Charles
105.	McClain, Todd
106.	McClain, William Troy
107.	McDermott, Helen Z.
108.	McKinley, Albert
109.	McKinley, Albert & Geneva
110.	McKinley, Geneva
111.	June McLaren Living Trust (William & June McLaren as Trustees)
112.	William McLaren Living Trust (William & June McLaren as Trustees)
113.	Ed E. McWilliams Revocable Trust (Ed & Nancy McWilliams as Trustees)
114.	Mellado, Eduardo & Agueda
115.	Mondeau, Adrienne
116.	Morrow, Arthur
117.	Morrow, Jennie
118.	Morse, Terrance L.
119.	Mucker, Matthew
120.	Mulligan, Ashley
121.	Mullins, Gary
122.	Munger, Ann
123.	Munger, Ann & Robert
124.	Munger, Robert
125.	Neal, Donna
126.	Neal, Earl
127.	Nelson, Jerry & Joan
128.	Ninich, James Henry

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 69 of 74

129.	Nix & Nix Family, LP
130.	Nolin, Wendy
131.	O’Keefe, Mary
132.	Ormsby, Jo
133.	Parrott, Robyn
134.	Patty, Kevin
135.	Patty, Therese
136.	Patty, Dayna
137.	Patty, Melissa
138.	Patty, Kevin & Therese
139.	Pennel, Brock & Diana
140.	Phillips, Hazel
141.	Pippi, Augustine & Susan
142.	Pirie, Glenda
143.	Plumlee, Hubert
144.	Polk, Charles & Marilyn
145.	Polk, Marilyn
146.	Poth, Konrad E.
147.	Charles G. & Marjorie E. Quarnstrom Revoc. Living Trust (Faye Bagby as Trustee)
148.	Quarnstrom, Charles & Marjorie
149.	Raisinghani, Mahesh
150.	Reader, Jamieson & Misti
151.	Recker, Janet
152.	Recker, Steven
153.	Redden, Jr., Jim
154.	Reynolds, Charles
155.	Rice, Dennis
156.	Richardson, II, Louis D.
157.	Rivard, William
158.	Roddy, Joe
159.	Rose-McDaniel, Deborah
160.	Sachanko, Susan B.
161.	Sanders, Brandon
162.	Sanderson, Michael
163.	Sandoval, Ana
164.	Sandoval, Will
165.	Sandoval, Will & Ana
166.	Sauceda, Linda
167.	Schwab, III, Carl F.
168.	Schwab, John
169.	See, Bud S.
170.	Sekely, Erick
171.	Sherriff Family, LLC
172.	Shiring, Robert

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 70 of 74

173.	Simms, Leigh B.
174.	Smith, Charles E.
175.	Smith-Conner, Sandra
176.	Somerset Partners Strategic Asset (Whitmire, David)
177.	Stagner, Cathy M.
178.	Stark, Michael P.
179.	The Stelmak Family Trust (Robert & Judith Stelmak as Trustees)
180.	Stelmak, Robert
181.	Stephan, David A.
182.	Steuben, Marilyn
183.	Storey, Debbie T.
184.	Tallhammer, Bela
185.	Tucker, Alan
186.	Vorheis, Jerry
187.	Richard & Judy Walker Family Trust (Richard & Judy Walker as Trustees)
188.	Walker, Van
189.	Warner, Wanda
190.	Weddel, Elmer
191.	White, Howard
192.	Whitehurst, Robert
193.	Whitmire, David
194.	Williams, Thomas G.
195.	Willingham, John
196.	Wilson, Darlene
197.	Woelfel, John
198.	Wohleb, Clifford
199.	Wohleb, Clifford & Jennes
200.	Wood, Daniel
201.	Wood, Sharon
202.	Zagar, Amy
203.	Zagar, Keith
204.	Zanoni, Muriel M.

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 71 of 74

Exhibit 10.3

EXHIBIT 3

Former Position Holder	Allowed Class B4 Claim Amount
Balady, Louis	$34,760.55
Byram, Jimmie	$78,750.85
Cumbest, Glenda (obo Joseph B. Cumbest, Sr., Deceased)	$15,672.70
DeMars, Sandra (obo Larry Eugene DeMars, Deceased)	$60,959.57
DuKet, Thomas	$3,943.81
Fisher, Warren	$27,432.22
Halman, Douglas	$2,300.00
Holland, Theresa	$16,979.93
Hubbard, William Brent	$35,548.06
Jennings, Joe	$296,275.37
Kanouse, Thomas J.	$7,000.00
The Kaye Family Trust	$534,996.54
Kellogg, Alan	$34,328.83
Kohler, Janet	$5,675.01
Lunsford, Joanna	$27,074.45
Lunsford, Ray & Joanna	$1,120.00
Lutz, Douglas C.	$13,196.91
Marti, Thomas	$2,600.00
McClain, William Troy	$18,400.00
Plumlee, Hubert	$13,282.23

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 72 of 74

Former Position Holder	Allowed Class B4 Claim Amount
Rivard, William	$9,800.00
Rose-McDaniel, Deborah	$244,139.86
Sanders, Brandon	$47,978.71
Schwab, III, Carl F.	$12,728.00
Schwab, John	$40,799.26
Stelmak, Robert A.	$17,549.16
Stephan, David A.	$16,569.14
Storey, Debbie T.	$119,003.17
Richard & Judy Walker Family Trust (Richard & Judy Walker)	$184,044.55
Weddel, Elmer	$671.06
Whitmire, David	$8,399.82
Williams, Thomas G.	$35,467.86
Wood, Daniel	$4,596.75
Zagar, Amy	$9,434.00
Mulligan, Ashley	$23,496.51
Ninich, Christene	$138,460.18
Marsters, Dorothy	$16,632.50
Marters, Judson	$7,000.00
Hubbard, John	$53,401.75
Dinsmore, Gerald	$22,825.61
Johnston, Ross	$72,388.04

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 73 of 74

Exhibit 10.3

EXHIBIT 4

Former Position Holders in Gummelt Policy	Allowed Class B4 Claim Amount
Brenda Kay Williams	$1,169.49
Buford John Young	$793.42
Carlos Hernandez	$857.44
Charles (CR) Franklin Rains	$3,157.77
The Claudette J. Brandon Family Trust	$2,062.87
The Craig D. Smith M.D. Profit Sharing Plan	$1,586.82
Dean H. Graves	$4,363.75
Dean M. Klinger	$3,157.77
Debra J. Mints	$793.42
Elizabeth Orlowski	$1,272.14
Flint Immel	$1,190.12
Frank Greg Williams	$1,491.41
Frederick R. Fonseca	$793.42
Helen Z. McDermott	$1,983.53
Jacqueline M. Savoie	$1,586.82
Janice Seaman	$841.02
Jesse & Yolanda Villarreal	$1,586.82
Joseph J. Gill	$3,649.68
Judy Mowrey	$1,269.47
Kathy L. Byfield	$1,586.82
Lane & Diane Courson	$3,967.05

Case 15-40289-rfn11 Doc 2668-3 Filed 07/08/16   Entered 07/08/16 20:29:47   Page 74 of 74

Former Position Holders in Gummelt Policy	Allowed Class B4 Claim Amount
Larry Ford	$793.42
Linda Pacheco	$793.42
Lorena Molina-Rojas	$2,856.28
Mary B. Moffett	$841.02
Matthew C. Baynham	$952.10
Michael Byfield	$1,586.82
Nancy Louise Leonard Insurance Trust II	$793.42
Niewoehner Partnership Defined Benefit Plan	$1,586.82
North Shore Podiatry Profit Sharing Plan	$1,586.82
Paul Savoie	$1,586.82
Ronald W. Tipton	$793.42
Scott Farrar	$1,983.53
Shane Foster	$3,967.05
Shaughan Connelly	$815.79
Susan McKee	$1,586.82
Suzanne Mulkey-Kimbrel	$912.62
The Speed Revocable Trust	$1,586.82